Exhibit 10.24

EXECUTION COPY

LOAN AGREEMENT

Dated as of December 29, 2004

among

PRESIDENTS PARK I LLC,

PRESIDENTS PARK II LLC,

PRESIDENTS PARK III LLC

and

RKB WASHINGTON PROPERTY FUND I L.P.

collectively, as Borrower,

and

ARCHON FINANCIAL, L.P.

as Lender

i

Exhibits

A	Form of Tenant Notice
B	Form of Cash Management Agreement
C	Form of Interest Rate Cap Opinion
D	Form of Interest Rate Cap Confirmation
E	Form of Borrower Request for TI/LC Advance
F	Form of Distribution Acknowledgment
G	Form of Assignment of Interest Rate Cap Agreement

Schedules

A	Property
B	Exception Report
C	TI/LC Thresholds
D	RKB Subsidiary Loan Documents
E	Rent Roll
F	Material Agreements
G	Organizational Chart

v

LOAN AGREEMENT

This LOAN AGREEMENT (this “Agreement”) is dated as of December 29, 2004, and is by and among ARCHON FINANCIAL, L.P., a Delaware limited partnership, (together with its successors and assigns, including any lawful holder of any portion of the Indebtedness, as hereinafter defined, “Lender”), as Lender, and PRESIDENTS PARK I LLC, a Delaware limited liability company (“PP I”), PRESIDENTS PARK II LLC, a Delaware limited liability company (“PP II”), PRESIDENTS PARK III LLC, a Delaware limited liability company (“PP III”) (each such entity and collectively, “Presidents Borrower”) and RKB WASHINGTON PROPERTY FUND I L.P., a Delaware limited partnership (“RKB Borrower”, and together with Presidents Borrower, collectively, “Borrower”).

RECITALS

Borrower desires to obtain from Lender the Loan (as hereinafter defined) in connection with the acquisition and leasing of the Properties (as hereinafter defined).

Lender is willing to make the Loan on the terms and conditions set forth in this Agreement if Borrower joins in the execution and delivery of this Agreement, issues the Notes and executes and delivers the other Loan Documents.

Lender and Borrower therefore agree as follows:

DEFINITIONS

(a)                                  When used in this Agreement, the following capitalized terms have the following meanings:

“Acceptable Counterparty” means any counterparty to an Interest Rate Cap Agreement that has and maintains (a) either (i) a long-term unsecured debt rating or counterparty rating of A+ or higher from S&P, or (ii) a short-term unsecured debt rating of A-1 or higher from S&P, and (b) a long-term unsecured debt rating of Aa3 or higher from Moody’s, or any other counterparty to an Interest Rate Cap Agreement with respect to which Lender has consented.

“Account Collateral” means, collectively, the Collateral Accounts and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities.

“Additional Due Diligence Material” has the meaning set forth in Section 5.7(b).

“Affiliate” means, as to any person, any other person that, directly or indirectly, is in control of, is controlled by or is under common control with such person.

“Agreement” means this Loan Agreement, as the same may from time to time hereafter be modified or replaced.

“Agreement of Partners” means the agreement, dated as of the date hereof, by the RKB Investors in favor of Lender.

“ALTA” means the American Land Title Association, or any successor thereto.

“Alteration” means any demolition, alteration, installation, improvement or expansion of or to any of the Properties or any portion thereof, other than Tenant Improvements required under the Leases.

“Annual Budget” means a capital and operating expenditure budget for the Properties prepared by Borrower and specifying amounts sufficient to operate and maintain the Properties at a standard at least equal to that maintained on the Closing Date.

“Appraisal” means an as-is appraisal of each Property that is prepared by a member of the Appraisal Institute holding the MAI designation selected by the Lender, meets the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA) and complies with the Uniform Standards of Professional Appraisal Practice (USPAP).

“Approved Annual Budget” has the meaning set forth in Section 5.17.

“Approved Management Agreement” means, with respect to each Property, the Property Management Agreement, dated as of the Closing Date, between the owner of such Property and Republic Properties Corporation, a District of Columbia corporation, as such agreement may be modified or replaced in accordance herewith, and any other management agreement with respect to which Lender has consented and which provides that it may be terminated by the owner of such Property without fee or penalty on not less than 30 days’ prior written notice.

“Approved Property Manager” means, with respect to each Property, Republic Properties Corporation or any other management company with respect to which Lender has consented, in each case unless and until Lender requests the termination of such management company pursuant to Section 5.10(d).

“Assignment” has the meaning set forth in Section 9.7(b).

“Assignment of Interest Rate Cap Agreement” means each collateral assignment of an Interest Rate Cap Agreement executed by Borrower and an Acceptable Counterparty in accordance herewith, each of which must be in the form of Exhibit G, as the same may from time to time be modified or replaced in accordance therewith and herewith.

“Assignment of Rents and Leases” means that certain assignment of rents and leases executed by the Presidents Borrower as of the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

“Bankruptcy Code” has the meaning set forth in Section 7.1(d).

“Borrower” means collectively, PP I, PP II, PP IIII and RKB Borrower (jointly and severally); provided, however, that at such time that the Junior Indebtedness has been reduced to zero, Borrower shall not include RKB Borrower.

“Budgeted Capital Expenditures” means, with respect to any calendar month, (i) an amount equal to the Capital Expenditures for such calendar month in the then-applicable Approved Annual Budget, or (ii) such greater amount as shall equal Borrower’s actual Capital Expenditures for such month, provided that, such greater amount may in no event exceed 105% of the amount specified in clause (i), with no individual budget line item exceeding 110% of the amount set forth in the then-applicable Approved Annual Budget with respect to such line item for such month, in each case without the prior written consent of Lender, not to be unreasonably withheld or delayed; provided, however that the aforesaid percentage limitations shall not apply, and Lender’s approval shall not be required, with respect to any Nondiscretionary Expenditures.

“Budgeted Operating Expenses” means, with respect to any calendar month, (i) an amount equal to the Operating Expenses for such calendar month in the then-applicable Approved Annual Budget, or (ii) such greater amount as shall equal Borrower’s actual Operating Expenses for such month, provided, that such greater amount may in no event exceed 105% of the amount specified in clause (i), with no individual budget line item exceeding 110% of the amount set forth in the then-applicable Approved Annual Budget with respect to such line item for such month, in each case without the prior written consent of Lender, not to be unreasonably withheld or delayed; provided, however that the aforesaid percentage limitations shall not apply, and Lender’s approval shall not be required, with respect to any Nondiscretionary Expenditures.

“Business Day” means any day other than (i) a Saturday and a Sunday and (ii) a day on which federally insured depository institutions in the State of New York or the state in which the offices of Lender, its trustee, its Servicer or its Servicer’s collection account are located are authorized or obligated by law, governmental decree or executive order to be closed. When used with respect to an Interest Determination Date, “Business Day” shall mean a day on which banks are open for dealing in foreign currency and exchange in London.

“Capital Expenditure” means hard and soft costs incurred by Borrower with respect to replacements and capital repairs made to the Properties (including repairs to, and replacements of, structural components, roofs, building systems, parking garages and parking lots), in each case to the extent capitalized in accordance with (i) the rules and promulgated regulations of the United States Internal Revenue Service, or (ii) GAAP; provided that the choice between tax or GAAP accounting must continue once elected.

“Cash Management Agreement” means a cash management agreement in substantially the form of Exhibit B, as the same may from time to time be modified or replaced in accordance herewith.

“Cash Management Bank” means a depository institution acceptable to Lender in which Eligible Accounts may be maintained. The initial Cash Management Bank shall be Sun Trust Bank, a Georgia banking corporation.

“Casualty” means a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of the Properties.

“Certificates” means, collectively, any senior and/or subordinate notes, debentures or pass-through certificates, or other evidence of indebtedness, or debt or equity securities, or any combination of the foregoing, representing a direct or beneficial interest, in whole or in part, in the Loan.

“Change of Control” means the occurrence of any of the following:

(i) the failure of the Presidents Borrower to be 100% owned and Controlled by RPT Holding LLC;

(ii) the failure of RPT Holding LLC to be at least 51% owned and Controlled, directly or indirectly, by RKB Borrower;

(iii) the failure of RPT Holding LLC’s Single-Purpose Equityholder to be 100% owned and Controlled by the RKB Borrower;

(iv) until the Junior Indebtedness has been reduced to zero, there is a reduction from that owned on the Closing Date in the aggregate amount owned collectively by the Individual Sponsors (together with, in the case of Richard Kramer, family trusts and other entities for the benefit of his family members) in the equity interests in, and right to distributions from, RKB Washington Property Fund I (General Partner) LLC other than by reason of (A) death of an Individual Sponsor, (B) adjudication of incompetency of an Individual Sponsor or (C) dilution arising from additional capital contributions to RKB Washington Property Fund I (General Partner) LLC;

(v) until the Junior Indebtedness has been reduced to zero, there is a reduction from that owned on the Closing Date in the aggregate amount owned collectively by the Individual Sponsors (together with, in the case of Richard Kramer, family trusts and other entities for the benefit of his family members) in the equity interests in, and right to distributions from, Republic CP IV Investors LLC other than by reason of (A) death of an Individual Sponsor, (B) adjudication of incompetency of an Individual Sponsor or (C) dilution arising from additional capital contributions to Republic CP IV Investors LLC;

(vi) until the Junior Indebtedness has been reduced to zero, there is a reduction from that owned on the Closing Date in the aggregate amount owned by Republic CP IV Investors LLC in the equity interests in, and right to distributions from, RKB/Republic Capital LLC other than by reason of dilution arising from additional capital contributions to RKB/Republic Capital LLC;

(vii) until the Junior Indebtedness has been reduced to zero, there is a reduction from that owned on the Closing Date in the aggregate amount owned by RKB/Republic Capital LLC in the equity interests in, and right to distributions from, the RKB Borrower other than by reason of dilution arising from additional capital contributions to the RKB Borrower;

(viii) until the Junior Indebtedness has been reduced to zero, the failure of the Individual Sponsors to Control the RKB Borrower and RKB Washington Property Fund I (General Partner) LLC;

(ix) until the Junior Indebtedness has been reduced to zero, the failure of any of the RKB Subsidiaries to be 100% owned by the RKB Borrower; or

(x) until the Junior Indebtedness has been reduced to zero, the failure of RPT Holding LLC to be 100% owned by RKB Borrower, unless all Net RKB Capital Event Proceeds in respect of any sale, issuance or transfer of equity interests in RPT Holding LLC are remitted to Lender in accordance with Section 1.3(e) and there is no Change of Control under clause (ii) of this definition.

Notwithstanding the foregoing, a foreclosure (or transfer in lieu of foreclosure) of the Kleinwort Benson Pledge or any Kleinwort Benson Permitted Modified Pledge shall not constitute a Change of Control hereunder.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Collateral” means the Presidents Collateral and the RKB Collateral

“Collateral Accounts” means, collectively, the Presidents Cash Management Account, the RKB Cash Management Account, and the Shortfall Reserve Account; provided, however, that at such time that the Junior Indebtedness has been reduced to zero, Collateral Accounts shall not include the RKB Cash Management Account.

“Condemnation” means a taking or voluntary conveyance of all or part of any of the Properties or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority.

“Contingent Obligation” means any obligation of Presidents Borrower directly or indirectly guaranteeing any Debt of any other Person in any manner and any contingent obligation to purchase, to provide funds for payment, to supply funds to invest in any other Person or otherwise to assure a creditor against loss.

“Control” of any entity means the power to direct or cause the direction of the management or policies of such entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” and “Controlling” each have the meanings correlative thereto). For purposes of this Agreement, Lender agrees that under the provisions of the RKB Borrower Partnership Agreement as in effect as of the date hereof, and assuming the accuracy of the representations set forth in Section 4.1(c), the Individual Sponsors Control the RKB Borrower.

“Cooperation Agreement” means that certain Mortgage Loan Cooperation Agreement, dated as of the Closing Date, among Borrower, Lender and Sponsor, as the same may from time to time be modified or replaced in accordance herewith.

“Damages” to a party means any and all liabilities, obligations, losses, damages, penalties, assessments, actions, judgments, suits, claims, costs, expenses (including reasonable attorneys’ fees whether or not suit is brought), settlement costs and disbursements imposed on, incurred by or asserted against such party.

“Debt” means, with respect to any Person, without duplication:

(i)                                     all indebtedness of such Person to any other party (regardless of whether such indebtedness is evidenced by a written instrument such as a note, bond or debenture), including indebtedness for borrowed money or for the deferred purchase price of any property or services;

(ii)                                  all letters of credit issued for the account of such Person and all unreimbursed amounts drawn thereunder;

(iii)                               all indebtedness secured by a Lien on any property owned by such Person (whether or not such indebtedness has been assumed) except obligations for impositions which are not yet due and payable;

(iv)                              all Contingent Obligations of such Person;

(v)                                 all payment obligations of such Person under any interest rate protection agreement (including any interest rate swaps, floors, collars or similar agreements) and similar agreements;

(vi)                              all contractual indemnity obligations of such Person; and

(vii)                           any material actual or contingent liability to any Person or Governmental Authority with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code.

“Default” means the occurrence of any event which, but for the giving of notice or the passage of time, or both, would be an Event of Default.

“Default Rate” means, with respect to any Note, the greater of (x) 5% per annum in excess of the interest rate otherwise applicable to such Note hereunder and (y) 1% per annum in excess of the Prime Rate from time to time.

“Deficiency Deposit” has the meaning set forth in Section 8.2(h).

“Distribution Acknowledgment” has the meaning set forth in Section 3.1 (b).

“Distribution Rights Pledge Agreement” means the pledge agreement, dated as of the date hereof, executed by RKB Holding, L.P., as the same may from time to time be modified or replaced in accordance herewith.

“Easement Areas” has the meaning set forth in Section 4.27.

“Eligible Account” means (i) a segregated account maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution, or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution which has an investment-grade rating and is subject to regulations regarding fiduciary funds on deposit under, or similar to, Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

“Eligible Institution” means an institution (i) whose commercial paper, short-term debt obligations or other short-term deposits are rated at least A-1, Prime-1 or F-1, as applicable, by each of the Rating Agencies and whose long-term senior unsecured debt obligations are rated at least AA- or Aa3, as applicable, by each of the Rating Agencies, and whose deposits are insured by the FDIC or (ii) with respect to which Lender shall have consented in its sole discretion.

“Engineering Report” means a structural and seismic engineering report or reports with respect to each of the Properties prepared by an independent engineer approved by Lender and delivered to Lender in connection with the Loan, and any amendments or supplements thereto delivered to Lender.

“Environmental Claim” means any written notice, claim, proceeding, investigation or demand by any Person or Governmental Authority alleging or asserting liability with respect to Presidents Borrower or any of the Properties arising out of, based on or resulting from (i) the alleged presence, Use or Release of any Hazardous Substance, (ii) any alleged violation of any Environmental Law, or (iii) any alleged injury or threat of injury to property, health or safety or to the environment caused by Hazardous Substances.

“Environmental Indemnity” means that certain environmental indemnity agreement executed by Borrower as of the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

“Environmental Laws” means any and all present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the pollution, protection or cleanup of the environment, relating to the impact of Hazardous Substances on property, health or safety, or the Use or Release of Hazardous Substances, or relating to the liability for or costs of other actual or threatened danger to health or the environment. The term “Environmental Law” includes, but is not limited to, the following statutes, as amended, any successors thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term “Environmental Law” also includes, but is not limited to, any present and future federal state and local laws, statutes ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of a property; or requiring notification or disclosure of Releases of Hazardous Substances or other environmental conditions of a property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property.

“Environmental Reports” means “Phase I Environmental Site Assessments” as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-94 (and, if necessary, “Phase II Environmental Site Assessments”), prepared by an independent environmental auditor approved by Lender and any amendments or supplements thereto delivered to Lender, and shall also include any other environmental reports delivered to Lender pursuant to this Agreement and the Environmental Indemnity.

“EO13224” has the meaning set forth in Section 4.19.

“Equity Pledge Agreement” means the pledge and security agreement, dated as of the date hereof, executed by RPT Holding LLC, as the same may from time to time be modified or replaced in accordance herewith.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“ERISA Affiliate,” at any time, means each trade or business (whether or not incorporated) that would, at the time, be treated together with Borrower as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code.

“Event of Default” has the meaning set forth in Section 7.1.

“Exception Report” means the report prepared by Borrower and attached hereto as Schedule B, setting forth any exceptions to the representations set forth in Article IV.

“Extended Maturity Date” has the meaning set forth in Section 1.2(b).

“Extension Term” has the meaning set forth in Section 1.2(b).

“Final TI/LC Advance Date” means the Payment Date in June 2006.

“Fiscal Quarter” means the three-month period ending on March 31, June 30, September 30 and December 31 of each year, or such other fiscal quarter of Borrower as

Borrower may select from time to time with the prior consent of Lender, such consent not to be unreasonably withheld.

“Fiscal Year” means the 12-month period ending on December 31 of each year, or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Lender, not to be unreasonably withheld.

“Fitch” means Fitch, Inc. and its successors.

“Form W-8BEN” means Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) of the Department of Treasury of the United States of America, and any successor form.

“Form W-8ECI” means Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America, and any successor form.

“Funded TI/LC Advance Amount” has the meaning set forth in Section l.l(a)(ii).

“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.

“Governmental Authority” means any federal, state, county, regional, local or municipal government, any bureau, department, agency or political subdivision thereof and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any court).

“Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment or the presence of which on, in or under any of the Properties is prohibited under Environmental Law, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead and radon, and compounds containing them (including gasoline, diesel fuel, oil and lead-based paint), and radioactive materials, flammables and explosives and compounds containing them.

“Increased Costs” has the meaning set forth in Section 1.6.

“Indebtedness” means the Senior Indebtedness plus the Junior Indebtedness.

“Indemnified Liabilities” has the meaning set forth in Section 9.19(b).

“Indemnified Parties” has the meaning set forth in Section 5.18.

“Independent Director” of any corporation or limited liability company means an individual who is duly appointed as a member of the board of directors or board of managers of such corporation or limited liability company and who is not, and has never been, and will not while serving as Independent Director, be any of the following:

(i)                                     a member, partner, equityholder, manager, director, officer or employee of Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or any of their respective equityholders or affiliates (other than as an independent director or manager of an affiliate of Borrower, RPT Holding LLC, or RPT Holding LLC’s Single-Purpose Equityholder that is not in the direct chain of ownership of Borrower, RPT Holding LLC, or RPT Holding LLC’s Single-Purpose Equityholder and that is required by a creditor to be a single purpose bankruptcy remote entity, provided that such independent director or manager is employed by a company that routinely provides professional independent directors or managers);

(ii)                                  a creditor, supplier or service provider (including provider of professional services) to Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or any of its equityholders or affiliates (other than a company that routinely provides professional independent managers or directors and which also provides lien search and other similar services to Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or any of its equityholders or affiliates in the ordinary course of business);

(iii)                               a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or

(iv)                              a Person that controls (whether directly, indirectly or otherwise) any of (i), (ii) or (iii) above.

“Individual Sponsor” means Richard Kramer, Steven Griggs and Mark Keller (jointly and severally).

“Initial Maturity Date” has the meaning set forth in Section 1.2(a).

“Initial Payment Date” means the Payment Date in February, 2005.

“Insurance Requirements” means, collectively, (i) all material terms of any insurance policy required pursuant to this Agreement and (ii) all material regulations and then-current standards applicable to or affecting any of the Properties or any portion thereof or any use or condition thereof, which may, at any time, be recommended by the board of fire underwriters, if any, having jurisdiction over any of the Properties, or any other body exercising similar functions.

“Interest Accrual Period” means, in connection with the calculation of interest accrued with respect to any specified Payment Date, the calendar month immediately preceding such Payment Date; provided, however, that the first Interest Accrual Period shall commence on and include the Closing Date and the final Interest Accrual Period shall end on and exclude the Maturity Date.

“Interest Determination Date” means, in connection with the calculation of interest accrued for any Interest Accrual Period, the second Business Day preceding the first day of such Interest Accrual Period.

“Interest Rate Cap Agreement” means an interest rate cap confirmation between an Acceptable Counterparty and Borrower, for the Extension Term of the Loan, which is, at all times, in substantially the form of Exhibit D (together with an interest rate cap agreement and schedules relating thereto, which are consistent in form and substance with the terms set forth in such confirmation).

“Junior Indebtedness” means the Junior Principal Indebtedness, together with interest and all other obligations and liabilities of Borrower under the Loan Documents in respect of the Junior Loan, including all related Transaction Costs, any exit fees payable pursuant to any side letter between Borrower and Lender, and all other amounts due or to become due to Lender in respect of the Junior Loan pursuant hereto, under the Junior Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses reimbursable by Borrower to Lender hereunder in respect of the Junior Loan or pursuant to the Junior Note or any of the other Loan Documents in respect of the Junior Loan.

“Junior Note” means that certain note, dated as of Closing Date, made by Borrower to the order of Lender to evidence the indebtedness owed by Borrower to Lender in respect of the Junior Loan, as such note may be modified, amended, supplemented or extended and/or replaced by multiple Notes in accordance with this Agreement and the other Loan Documents.

“Junior Principal Indebtedness” means the principal balance of the Junior Loan outstanding from time to time.

“Junior Spread” means 10%.

“Kleinwort Benson Permitted Modified Pledge” means any modification, amendment or replacement of the Kleinwort Benson Pledge or any Kleinwort Benson Permitted Modified Pledge, including any increase in the amount secured thereby or any extension thereof, provided that the collateral ratio requirements contained therein are not modified in any material respect and any new amounts advanced thereunder beyond the initial $1,990,000 that was advanced prior to the date hereof (net of reasonable transaction costs of obtaining such modification, amendment or replacement) shall be applied as a contribution to RKB Borrower pursuant to a capital call by RKB Fund.

“Kleinwort Benson Pledge” means the pledge of RKB/Republic Capital LLC’s limited partnership interest in RKB Borrower securing a loan facility in the aggregate principal amount of $1,990,000, pursuant to that certain Pledge and Security Agreement, dated as of July 9, 2004, between RKB/Republic Capital LLC and Kleinwort Benson (Channel Islands) Limited.

“Lease” means any lease, license, letting, concession, occupancy agreement, sublease to which Presidents Borrower is a party or has a consent right, or other agreement (whether written or oral and whether now or hereafter in effect) under which Presidents Borrower is a lessor, existing as of the Closing Date or hereafter entered into by Presidents

Borrower, in each case pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any of the Properties, and every modification or amendment thereof, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Lease Under Review” has the meaning set forth in Section 5.7(b).

“Leasing Commissions” means leasing commissions required to be paid by Borrower in connection with the leasing of space to Tenants at any of the Properties pursuant to Leases entered into by Presidents Borrower in accordance herewith and payable in accordance with third-party/arm’s-length brokerage agreements, provided that the commissions payable pursuant thereto are commercially reasonable based upon the then current brokerage market for property of a similar type and quality to such Property in the geographic market in which such Property is located.

“Legal Requirements” means all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Presidents Borrower or any of the Properties or any portion thereof or the construction, ownership, use, alteration or operation thereof, or any portion thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto.

“Lender” has the meaning set forth in the first paragraph of this Agreement and in Section 9.7.

“LIBOR” means the rate per annum calculated as set forth below:

(i)                                     On each Interest Determination Date, LIBOR for the applicable period will be the rate for deposits in United States dollars for a one-month period which appears as the London interbank offered rate on the display designated as “Page 3750” on the Moneyline Telerate Service (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as the London interbank offered rate as of 11:00 a.m., London time, on such date.

(ii)                                  With respect to an Interest Determination Date on which no such rate appears as the London interbank offered rate on “Page 3750” on the Moneyline Telerate Service (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as described above, LIBOR for the applicable period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period (each a “Reference Bank Rate”). Lender shall request the principal London office of each of the Reference Banks to provide a quotation of its Reference Bank Rate. If at least two such quotations are provided, LIBOR for such period will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by

Lender, at approximately 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a one-month period.

(iii)                               If, on any Interest Determination Date, Lender is required but unable to determine LIBOR in the manner provided in paragraphs (i) and (ii) above, LIBOR for the applicable period shall be LIBOR as determined on the previous Interest Determination Date.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards to the nearest multiple of 1/100 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

“LIBOR Strike Rate” means 4.25%.

“Lien” means any mortgage, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting any Collateral or any portion thereof, or any interest therein (including any conditional sale or other title retention agreement, any sale-leaseback, any financing lease or similar transaction having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanics’, materialmen’s and other similar liens and encumbrances, as well as any option to purchase, right of first refusal, right of first offer or other similar right to acquire any of the Properties or any portion thereof, or any interest therein).

“Loan” means collectively, the Senior Loan and the Junior Loan.

“Loan Documents” means this Agreement, the Notes, the Mortgage (and related financing statements), the Assignment of Rents and Leases, the Assignment of Interest Rate Cap Agreement, the Environmental Indemnity, the Subordination of Property Management Agreement, the Presidents Cash Management Agreements, the RKB Cash Management Agreement, the Equity Pledge Agreement, the Distribution Rights Pledge Agreement, the Distribution Acknowledgments, the Agreement of Partners, the side letter among the parties regarding certain fees, and all other agreements, instruments, certificates and documents necessary to effectuate the granting to Lender of first-priority Liens on the Collateral or otherwise in satisfaction of the requirements of this Agreement or the other documents listed above, as all of the aforesaid may be modified or replaced from time to time in accordance herewith; provided, however, that at such time that the Junior Indebtedness has been reduced to zero, Loan Documents shall not include the RKB Cash Management Agreement, the Equity Pledge Agreement, the Distribution Rights Pledge Agreement, the Agreement of Partners, the Junior Note and the Distribution Acknowledgments.

“Loss Proceeds” means amounts, awards or payments payable to Borrower or Lender in respect of all or any portion any of the Properties in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to Borrower and Lender, respectively, of any and all reasonable expenses incurred by Borrower and Lender in the recovery thereof, including all attorneys’ fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation).

“Loss Proceeds Account” has the meaning set forth in Section 3.3(a).

“Major Lease” means any Lease at any of the Properties which (i) when aggregated with all other Leases at any of the Properties with the same Tenant, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such Lease and such other Leases, is expected to cover more than 20,000 rentable square feet, (ii) contains an option or preferential right to purchase all or any portion of the Properties, (iii) is with an affiliate of Borrower as Tenant, or (iv) is entered into during the continuance of an Event of Default.

“Material Adverse Effect” means a material adverse effect upon (i) the ability of Borrower to perform, or of Lender to enforce, any material provision of any Loan Document, (ii) the enforceability of any material provision of any Loan Document, or (iii) the value, Net Operating Income, use or enjoyment of any of the Properties or the operation thereof.

“Material Agreements” means each contract and agreement (other than Leases) relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of any Property, or otherwise imposing obligations on Presidents Borrower, under which Presidents Borrower would have the obligation to pay more than $100,000 per annum or which cannot be terminated by Presidents Borrower without cause upon 60 days’ notice or less without payment of a termination fee.

“Material Alteration” means any Alteration to be performed by or on behalf of Borrower at any of the Properties which (a) is reasonably likely to have a Material Adverse Effect, (b) is reasonably expected to cost in excess of $1 million, as determined by an independent architect, or (c) is reasonably expected to permit (or is reasonably likely to induce) any Tenant to terminate its Lease or abate rent.

“Maturity Date” means, initially, the Initial Maturity Date, and from and after the commencement of the Extension Term, the Extended Maturity Date, or such earlier date as may result from acceleration of the Loan pursuant to any provision of this Agreement or any of the Loan Documents.

“Maximum TI/LC Advance Amount” has the meaning set forth in Section 1.1(a)(ii).

“Maximum Loan Amount” means $127 million.

“Monthly Unfunded Fee” means, with respect to each Payment Date on or prior to the Final TI/LC Advance Date, the product of (x) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360, times (y) 0.375%, times (z) the Unfunded TI/LC Advance Amount (prior to the funding of any TI/LC Advance on such Payment Date).

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgage” means that certain deed of trust, assignment of rents, security agreement and fixture filing encumbering the Properties executed by Presidents Borrower as of the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

“Net Operating Income” or “NOI” means, with respect to any Test Period, the excess of (i) Operating Income for the last Fiscal Quarter contained in such Test Period, times four, minus (ii) Operating Expenses for such Test Period.

“Net RKB Capital Event Proceeds” means RKB Capital Event Proceeds after deduction for (i) actual reasonable transaction costs related thereto, (ii) amounts required to be applied toward the payment of any obligations under the RKB Subsidiary Loan Documents as a direct result of the applicable capital event, if applicable, (iii) in the case of casualty or condemnation proceeds, amounts applied or to be applied to restore or repair the applicable RKB Property pursuant to the terms of the applicable RKB Senior Loan Documents, and (iv) in the case of a refinancing approved by Lender, amounts required to be escrowed or reserved pursuant to the loan documents executed by the RKB Subsidiary in favor of the new lender.

“Nondiscretionary Expenditures” means Taxes, any amounts required to be paid pursuant to any provisions (including, without limitation, the insurance provisions) of this Agreement or any of the Loan Documents, all amounts required to be paid by the Presidents Borrower under any Lease, Permitted Encumbrance or other contractual obligation of the Presidents Borrower, in each case, entered into in accordance herewith, and all amounts required to be paid by the Presidents Borrower to comply with any Legal Requirements.

“Notes” means the Senior Note and the Junior Note.

“OFAC” has the meaning set forth in Section 4.19.

“Officer’s Certificate” means a certificate delivered to Lender which is signed by an authorized officer of and certifies the information therein to the best of such officer’s knowledge.

“Operating Expenses” means, for any period, all operating, renting, administrative, management, legal and other ordinary expenses of Presidents Borrower during such period, determined in accordance with GAAP; provided, however, that such expenses shall not include (i) depreciation, amortization or other noncash items (other than expenses that are due and payable but not yet paid), (ii) interest, principal or any other sums due and owing with respect to the Loan, (iii) income taxes or other taxes in the nature of income taxes, (iv) Capital Expenditures, or (v) equity distributions.

“Operating Income” means, for any period, all operating income of Presidents Borrower from the Properties during such period, determined in accordance with GAAP (but without straight-lining of rents and excluding Revenue not collected), other than (i) Loss Proceeds (but Operating Income will include rental loss insurance proceeds to the extent allocable to such period), (ii) any revenue attributable to a Lease to the extent it is paid more than 30 days prior to the due date, (iii) any interest income from any source, (iv) any repayments received from any third party of principal loaned or advanced to such third party by Presidents Borrower, (v) any proceeds resulting from the Transfer of all or any portion of the Properties, (vi) sales, use and occupancy or other taxes on receipts required to be accounted for by Presidents Borrower to any government or governmental agency, (vii) Termination Fees, and (viii) any other extraordinary or non-recurring items.

“Participation” has the meaning set forth in Section 9.7(b).

“Payment Date” means the Initial Payment Date and, thereafter, the first day of each month (or, if such first day is not a Business Day, the first succeeding Business Day).

“Permits” means all licenses, permits, variances and certificates used in connection with the ownership, operation, use or occupancy of each of the Properties (including certificates of occupancy, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of such Property).

“Permitted Debt” means:

(i)                                     the Indebtedness; and

(ii)                                  Trade Payables not represented by a note, customarily paid by Borrower within 60 days of incurrence and in fact not more than 60 days outstanding (unless being contested in good faith by Borrower), which are incurred in the ordinary course of Borrower’s ownership and operation of the Properties, in amounts reasonable and customary for similar properties and not exceeding 4.0% of the Maximum Loan Amount in the aggregate.

“Permitted Encumbrances” means:

(i)                                     the Liens created by the Loan Documents;

(ii)                                  all Liens and other matters specifically disclosed on Schedule B of the Qualified Title Insurance Policy;

(iii)                               Liens, if any, for Taxes not yet delinquent;

(iv)                              mechanics’, materialmen’s or similar Liens, if any, and Liens for delinquent taxes or impositions, in each case only if being contested in good faith and by appropriate proceedings, provided that no such Lien is in imminent danger of foreclosure and provided further that either (a) each such Lien is released or discharged of record or fully insured over by the title insurance company issuing the Qualified Title Insurance Policy within 30 days of its creation, or (b) Borrower deposits with Lender, by the expiration of such 30-day period, an amount equal to 150% of the dollar amount of such Lien or a bond in the aforementioned amount from such surety, and upon such terms and conditions, as is reasonably satisfactory to Lender, as security for the payment or release of such Lien; and

(v)                                 rights of existing and future Tenants as tenants only pursuant to written Leases entered into in conformity with the provisions of this Agreement.

“Permitted Investments” means the following, subject to the qualifications hereinafter set forth:

(i)                                     obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America;

(ii)                                  federal funds, unsecured certificates of deposit, time deposits, banker’s acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated A-1+ (or the equivalent) by each of the Rating Agencies and, if it has a term in excess of three months, the long-term debt obligations of which are rated AAA (or the equivalent) by each of the Rating Agencies;

(iii)                               deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC);

(iv)                              debt obligations that are rated AAA or higher (or the equivalent) by each of the Rating Agencies;

(v)                                 commercial paper rated A-l + (or the equivalent) by each of the Rating Agencies;

(vi)                              investment in money market funds rated AAAm or AAAm-G (or the equivalent) by each of the Rating Agencies; and

(vii)                           such other investments as to which Lender shall have consented.

Notwithstanding the foregoing, “Permitted Investments” (i) shall exclude any security with the Standard & Poor’s “r” symbol (or any other Rating Agency’s corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as “strips”; (ii) shall not have maturities in excess of one year; (iii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. Interest may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(l) of the Code) subject to Section 4975 of the Code, or (iii) governmental plan (as defined in Section 3(32) of ERISA) subject to federal, state or local laws, rules or regulations substantially similar to Title I of ERISA or Section 4975 of the Code.

“Policies” has the meaning set forth in Section 5.15(b).

“PP I” has the meaning set forth in the first paragraph of this Agreement.

“PP II” has the meaning set forth in the first paragraph of this Agreement.

“PP III” has the meaning set forth in the first paragraph of this Agreement.

“Prepayment Notice” has the meaning set forth in Section 2.1 (c).

“Presidents Cash Management Account” has the meaning set forth in Section 3.1 (a).

“Presidents Cash Management Agreement” has the meaning set forth in Section 3.1 (a).

“Presidents Collateral” means all assets owned from time to time by Presidents Borrower including the Properties, the Revenues, the Presidents Cash Management Account and all amounts contained or required to be contained therein, and all other tangible and intangible property in respect of which Lender is granted a Lien under the Loan Documents, and all proceeds thereof.

“Presidents Sponsor” means RKB Washington Property Fund I, L.P.

“Prime Rate” means the “prime rate” published in the “Money Rates” section of The Wall Street Journal. If The Wall Street Journal ceases to publish the “prime rate,” then Lender shall select an equivalent publication that publishes such “prime rate,” and if such “prime rate” is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall reasonably select a comparable interest rate index.

“Principal Indebtedness” means the sum of the Senior Principal Indebtedness and the Junior Principal Indebtedness.

“Prohibited Person” has the meaning set forth in Section 4.19.

“Properties” means the real property described on Schedule A, together with all buildings and other improvements thereon, and “Property” means any one of the three Properties described on Schedule A.

“Qualified Survey” means, with respect to each of the Properties, current title surveys of the Properties certified to Borrower, the title company issuing the Qualified Title Insurance Policy and Lender and their respective successors and assigns, in form and substance reasonably satisfactory to Lender.

“Qualified Title Insurance Policy” means an ALTA extended coverage mortgagee’s title insurance policy in form and substance reasonably satisfactory to Lender.

“Rating Agency” means S&P, Moody’s and Fitch.

“Reference Banks” means four major banks in the London interbank market selected by Lender.

“Reference Bank Rate” has the meaning set forth in the definition of “LIBOR” herein.

“Regulatory Change” means any change after the Closing Date in federal, state or foreign laws or regulations or the adoption or the making, after such date, of any interpretations, directives or requests applying to a class of banks or companies controlling banks, including Lender, of or under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

“Release” with respect to any Hazardous Substance means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances into the indoor or outdoor environment (including the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

“Rent Roll” has the meaning set forth in Section 4.14(a).

“Revenues” means all rents, rent equivalents, moneys payable as damages pursuant to a Lease or in lieu of rent or rent equivalents, Termination Fees, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Presidents Borrower from any and all sources including any obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Presidents Borrower and proceeds, if any, from business interruption or other loss of income insurance.

“RKB Borrower” has the meaning set forth in the first paragraph of this Agreement.

“RKB Borrower Partnership Agreement” means that certain Limited Partnership Agreement of RKB Washington Property Fund 1 L.P. dated as of August 21, 2002, as modified by the Contribution Agreement and Amendment dated December 12, 2003, the Assignment, Contribution Agreement and Amendment dated July 9, 2004 and the Contribution Agreement and Amendment dated December 15, 2004.

“RKB Capital Event Proceeds” means any and all amounts received by RKB Borrower, RPT Holding LLC or any RKB Subsidiary in respect of capital events, including (i) any sale, Transfer or other conveyance, in whole or in part, of any of the RKB Properties, (ii) any mortgage loan or other material indebtedness (other than trade payables incurred in the ordinary course of business), (iii) any issuance of equity or other securities, (iv) any award as consideration for a taking or voluntary conveyance of all or part of any of any RKB Property or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority, (v) insurance or other proceeds paid as a result of a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of any RKB Property and (vi) any sale, issuance or other transfer of direct or indirect equity interests in RPT Holding LLC (other than a sale of a direct or indirect equity interest in the RKB Borrower that would not constitute a Change of Control) to the extent amounts received with respect to such sale, issuance or transfer of equity interests exceeds the lesser of (x) $2 million and (y) 10% of such amounts.

“RKB Cash Management Account” has the meaning set forth in Section 3.1 (a).

“RKB Cash Management Agreement” has the meaning set forth in Section 3.1 (a).

“RKB Closing Date Net Worth” means $53 million.

“RKB Collateral” means (i) RPT Holding LLC’s 100% membership interest in the Presidents Borrower, (ii) the RKB Cash Management Account and all amounts contained or required to be contained therein, and (iii) all other collateral pledged to Lender under the Equity Pledge Agreement and the Distribution Rights Pledge Agreement, and all proceeds thereof.

“RKB Excess Cash Flow” means all excess cash flow of any RKB Subsidiary after the payment by such RKB Subsidiary of debt service and other property-related expenses, to the extent that such RKB Subsidiary is permitted to distribute such excess cash flow to its equityholders under the RKB Subsidiary Loan Documents.

“RKB Investors” means RKB/Republic Capital, LLC, RKB Washington Property Fund I (General Partner) LLC, and RKB Holding, L.P.

“RKB Permitted Encumbrances” means, with respect to each RKB Property, “Permitted Encumbrances” or any equivalent term as defined in the applicable RKB Subsidiary Loan Documents including any encumbrance created by the RKB Subsidiary Loan Documents (but shall in no event include any mortgage or mezzanine indebtedness not in existence on the date hereof).

“RKB Properties” means any and all real property owned from time to time by any RKB Subsidiary, together with any fixtures and personalty thereon.

“RKB Subsidiaries” means all direct and indirect subsidiaries of RKB Borrower, collectively, other than the Presidents Borrower, including (i) RKB Corporate Oaks LLC, (ii) RKB CP IV LLC, (iii) RKB Pender LLC, (iv) RKB Lakeside LLC, (v) RKB Willowwood LLC and (vi) RKB Dulles Tech LLC.

“RKB Subsidiary Loan Documents” means, collectively, any and all documents executed by any RKB Subsidiary, as in effect as of the date hereof, in connection with any loan or loans secured in whole or in part by the RKB Properties (including those documents described in Schedule D).

“RPT Holding LLC” means RPT Presidents Park LLC, a Delaware limited liability company.

“S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and its successors.

“Senior Indebtedness” means the Senior Principal Indebtedness, together with interest and all other obligations and liabilities of Borrower under the Loan Documents in respect of the Senior Loan, including all related Transaction Costs, any exit fees payable pursuant to any side letter between Borrower and Lender, and all other amounts due or to become due to Lender in respect of the Senior Loan pursuant hereto, under the Senior Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses reimbursable by Borrower to Lender hereunder in respect of the Senior Loan or pursuant to the Senior Note or any of the other Loan Documents in respect of the Senior Loan.

“Senior Loan” has the meaning set forth in Section l.l(a)(i).

“Senior Note” means that certain note, dated as of Closing Date, made by Borrower to the order of Lender to evidence the indebtedness owed by Borrower to Lender in respect of the Senior Loan, as such note may be modified, amended, supplemented or extended and/or replaced by multiple Notes in accordance with this Agreement and the other Loan Documents.

“Senior Principal Indebtedness” means the principal balance of the Senior Loan (including the Funded TI/LC Advance Amount) outstanding from time to time.

“Senior Spread” means:

(i)                                     from the date hereof through April 30, 2005, 1.75%; and

(ii)                                  thereafter, 4.0%.

“Service” means the Internal Revenue Service or any successor agency thereto.

“Servicer” means the entity or entities appointed by Lender from time to time to serve as servicer and/or special servicer of the Loan. If at any time no entity is so appointed, the term “Servicer” shall be deemed to refer to Lender.

“Shortfall Reserve Amount” means $3,000,000.00.

“Shortfall Reserve Account” has the meaning set forth in Section 3.8(a)

“Single Member LLC” means a limited liability company which either (x) has only one member, or (y) has multiple members, none of which is a Single-Purpose Equityholder.

“Single-Purpose Entity” means a Person which (a) was formed under the laws of the State of Delaware solely for the purpose of acquiring and holding (i) in the case of Presidents Borrower, an ownership interest in the Property, or (ii) in the case of RPT Holding LLC, an ownership interest in Presidents Borrower, or (iii) in the case of RPT Holding LLC’s Single-Purpose Equityholder, an ownership interest in RPT Holding LLC, (b) does not engage in any business unrelated to (i) in the case of Presidents Borrower, the Property, or (ii) in the case of RPT Holding LLC, its ownership interest in Presidents Borrower, or (iii)in the case of RPT Holding LLC’s Single-Purpose Equityholder, its ownership interest in RPT Holding LLC, (c) does not have any assets other than those related to (i) in the case of Presidents Borrower, its interest in the Property, or (ii) in the case of RPT Holding LLC, its ownership interest in Presidents Borrower, or (iii) in the case of a RPT Holding LLC’s Single-Purpose Equityholder, its ownership interest in RPT Holding LLC, (d) does not have any Debt other than, in the case of Borrower, Permitted Debt, (e) maintains books, accounts, records, financial statements, stationery, invoices and checks which are separate and apart from those of any other Person (except that such Person’s financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of an affiliate of such Person in accordance with GAAP, provided that any such consolidated financial statements shall contain a note indicating that such Person and its affiliates are separate legal entities and maintain records, books of account separate and apart from any other Person), (f) is subject to and complies with all of the limitations on powers and separateness requirements set forth in the organizational documentation of such Person as of the Closing Date, (g) holds itself out as being a Person separate and apart from each other Person and not as a division or part of another Person, (h) conducts its business in its own name (except for services rendered under a management agreement with an affiliate, so long as the manager, or equivalent thereof, under such management agreement holds itself out as an agent of such Person), (i) exercises reasonable efforts to correct any known misunderstanding actually known to it regarding its separate identity, and maintains an arm’s-length relationship with its affiliates, (j) pays its own liabilities out of its own funds (including the salaries of its own employees) and reasonably allocates any overhead that is shared with an affiliate, including, but not limited to, paying for shared office space and services performed by any officer or employee of an affiliate, (k) maintains a sufficient number of employees in light of its contemplated business operations, (1) in the case of (i) a corporation, observes all applicable corporate formalities in all material respects, (ii) a limited liability company, observes all applicable limited liability company formalities in all material respects, and (iii) a limited partnership, observes all applicable limited partnership formalities in all material respects, (m) does not commingle its assets with those of any other Person and holds such assets in its own name, (n) except with respect to the obligations of Borrower under this Loan Agreement and the other Loan Documents, does not assume, guarantee or become obligated for the debts of any other Person, and does not hold out its credit as being available to satisfy the obligations or securities of others, (o) does not acquire obligations or securities of its shareholders, members or partners, (p) except with respect to the obligations of Borrower under this Loan Agreement and the other Loan Documents, does not pledge its assets for the benefit of any other Person and does not make any loans or advances to any Person, (q) maintains adequate capital in light of its contemplated business operations, (r) has either (i) two Independent Directors on its board of directors or board of managers, or (ii) a managing member that is a Single-Purpose Equityholder with two Independent Directors on such Single-Purpose Equityholder’s board of directors or board of managers, or (iii) a sole member that is a Single-Purpose Entity that has as its managing member a Single-Purpose Equityholder with two Independent Directors on such Single-Purpose Equityholder’s board of directors or board of managers, (s) has either (i) by-laws or an operating agreement, or (ii) a Single-Purpose Equityholder with by-laws or an operating agreement, or (iii) a sole member that is a Single-Purpose Entity which has a Single-Purpose Equityholder with by-laws or an operating agreement, which provides that, for so long as the Loan is outstanding, such Person shall not take or consent to any of the following actions except to the extent expressly permitted in this Agreement and the other Loan Documents:

(i)                                     the dissolution, liquidation, consolidation, merger or sale of all or substantially all of its assets (and, in the case of RPT LLC Holding’s Single-Purpose Equityholder, the assets of RPT Holding LLC and Presidents Borrower);

(ii)                                  the engagement by such Person in any business other than the acquisition, development, management, leasing, ownership, maintenance and operation of the Property and activities incidental thereto (and, in the case of RPT LLC Holding LLC, activities incidental to the acquisition and ownership of its interest in the Borrower and, in the case of RPT Holding LLC’s Single-Purpose Equityholder, activities incidental to the acquisition and ownership of its interest in RPT Holding LLC);

(iii)                               the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, or the seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official in respect of such Person without the affirmative vote of both of its Independent Directors (and, in the case of RPT Holding LLC’s Single-Purpose Equityholder, in respect of the Presidents Borrower and RPT Holding LLC without the affirmative vote of both of such Single-Purpose Equityholder’s Independent Directors); and

(iv)                              any amendment or modification of any provision of its (and, in the case of a RPT Holding LLC’s Single-Purpose Equityholder, the Presidents Borrower’s and RPT Holding LLC’s) organizational documents relating to qualification as a “Single-Purpose Entity”.

and (t) if such entity is a Single Member LLC, has organizational documents which provide that upon the occurrence of any event (other than a permitted equity transfer) that causes its sole member to cease to be a member while the Loan is outstanding, at least one of its Independent Directors shall automatically be admitted as the sole member of the Single Member LLC and shall preserve and continue the existence of the Single Member LLC without dissolution.

“Single-Purpose Equityholder” means a Single-Purpose Entity that (x) is a limited liability company or corporation formed under the laws of the State of Delaware, (y) owns at least a 1% direct equity interest in RPT Holding LLC, and (z) serves as managing member of RPT Holding LLC.

“Sponsor” means the Presidents Sponsor and the Individual Sponsors (jointly and severally); provided that at such time that the Junior Indebtedness has been reduced to zero, Sponsor shall mean Presidents Sponsor and shall not include the Individual Sponsors.

“Subordination of Property Management Agreement” means that certain consent and agreement of manager and subordination of management agreements executed by Borrower and the Approved Property Manager as of the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

“Taxes” means all real estate and personal property taxes, assessments, fees, taxes on rents or rentals, water rates or sewer rents, facilities and other governmental, municipal and utility district charges or other similar taxes or assessments now or hereafter levied or assessed or imposed against the Properties or Presidents Borrower with respect to the Properties or rents therefrom or which may become Liens upon any of the Properties, without deduction for any amounts reimbursable to Presidents Borrower by third parties.

“Tenant” means any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

“Tenant Improvements” means, collectively, (i) tenant improvements to be undertaken for any Tenant which are required to be completed by or on behalf of Presidents Borrower pursuant to the terms of such Tenant’s Lease, and (ii) tenant improvements paid or reimbursed through allowances to a Tenant pursuant to such Tenant’s Lease.

“Tenant Notice” has the meaning set forth in Section 3.1 (b).

“Termination Fee” means any payment, fee or penalty received by Borrower in connection with the termination of a Lease, whether by buy-out, cancellation, default or otherwise.

“Terrorism Premium Threshold” means $300,000.

“Test Period” means each 12-month period ending on the last day of a Fiscal Quarter.

“TI/LC Advance” has the meaning set forth in Section l.l(a)(ii).

“TI/LC Advance Threshold” means, with respect to any Lease, the product of (x) the number of rentable square feet covered by such Lease times (y) the respective dollar amount per square foot set forth in Schedule C.

“Trade Payables” means unsecured amounts payable by or on behalf of Borrower for or in respect of the operation of the Properties in the ordinary course, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to the Properties or Presidents Borrower.

“Transaction” means, collectively, the transactions contemplated by the Loan Documents.

“Transaction Costs” means the costs and expenses described in Section 9.17.

“Transfer” means (i) with respect to the Properties, the sale or other whole or partial conveyance of all or any portion of any of the Properties or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such Property or the subjecting of any portion of such Property to restrictions on transfer; except that the conveyance of a space lease at such Property in accordance herewith shall not constitute a Transfer, (ii) with respect to the RKB Properties, until such time that the Junior Indebtedness has been reduced to zero, the sale or other whole or partial conveyance of all or any portion of any of the RKB Properties or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such RKB Properties or the subjecting of any portion of such RKB Properties to restrictions on transfer (other than the restrictions set forth in, and space leases entered into in accordance with, the RKB Subsidiary Loan Documents); and (iii) with respect to the RKB Collateral, until such time that the Junior Indebtedness has been reduced to zero, unless expressly permitted hereunder, the pledge, sale or other whole or partial conveyance of the RKB Collateral or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such RKB Collateral or the subjecting of any portion of such RKB Collateral to restrictions on transfer.

“Unfunded TI/LC Advance Amount” has the meaning set forth in Section 1.1(a)(ii).

“Use” means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance.

“U.S. Person” means a United States person within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax” means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

“Waste” means any material abuse or destructive use (whether by action or inaction) of the Properties.

(b)                                 Rules of Construction. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) “including” means “including, but not limited to”, and (iii) “mortgage” means a mortgage, deed of trust, deed to secure debt or similar instrument, as applicable, and “mortgagee” means the secured party under a mortgage, deed of trust, deed to secure debt or similar instrument. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP, as the same may be modified in this Agreement.

ARTICLE I

GENERAL TERMS

1.1.                              The Loan; Future Advances.

(a)                                  Senior Loan.

(i)                                     On the Closing Date, subject to the terms and conditions of this Agreement, Lender shall make a loan to Borrower in a maximum principal amount of $104 million (the “Senior Loan”), $90.5 million of which shall be funded on the Closing Date.

(ii)                                  Subject to the terms and conditions of this Agreement, Lender hereby agrees to make future advances on the Senior Loan from time to time on any Payment Date on or prior to the Final TI/LC Advance Date in the amount required to reimburse Borrower for the costs of Tenant Improvements and Leasing Commissions actually incurred by Borrower in respect of new Leases entered into in accordance with this Agreement, subject to the dollar limitations per rentable square foot set forth in Schedule C (each such advance, a “TI/LC Advance”), upon satisfaction of the conditions precedent thereto set forth in Section 8.2. The sum of all TI/LC Advances shall not exceed $13.5 million (the “Maximum TI/LC Advance Amount”). Borrower’s liability for payment of interest on account of the TI/LC Advances shall be limited to and calculated with respect to the portion of the Maximum TI/LC Advance Amount actually disbursed pursuant to the terms of this Agreement (the “Funded TI/LC Advance Amount”), except that on each Payment Date through and including the Final TI/LC Advance Date, Borrower shall also pay the Monthly Unfunded Fee in respect of the portion of the Maximum TI/LC Amount not yet disbursed (the “Unfunded TI/LC Advance Amount”). The TI/LC Advances are not in the nature of a revolving credit facility, and amounts borrowed and repaid may not be re-borrowed.

(b)                                 Junior Loan. On the Closing Date, subject to the terms and conditions of this Agreement, Lender shall make a loan to Borrower in the principal amount of $23 million (the “Junior Loan”), which shall be funded in full at Closing. The Senior Loan and the Junior Loan are collectively referred to herein as the “Loan”.

(c)                                  Collateral. The Senior Loan and the Junior Loan shall each be secured by the Presidents Collateral and RKB Borrower’s 100% membership interest in the Presidents Borrower. In addition, the Junior Loan shall be secured by the remainder of the RKB Collateral.

(d)                                 Joint and Several Liability. All obligations hereunder of the entities comprising Borrower shall be joint and several, except that the maximum liability of the RKB Borrower in respect of repayment of the Indebtedness shall be the Junior Indebtedness. Except for prepayments that occur during the continuance of an Event of Default or that result from a Casualty or Condemnation at the Properties, all principal repayments of the Loan shall be applied first to the Junior Loan, until the Junior Indebtedness has been repaid in full, and then to the Senior Loan, until the Senior Loan Indebtedness has been repaid in full.

(e)                                  Obligations of RKB Borrower and Individual Sponsors After Payment in Full of Junior Indebtedness. Notwithstanding any other provision of this Agreement or any of the Loan Documents, at such time that the Junior Indebtedness has been reduced to zero, (i) RKB Borrower shall have no liability or obligation for the performance of any of RKB Borrower’s obligations under this Agreement or any of the Loan Documents other than (x) its obligations under the Environmental Indemnity and Cooperation Agreement and (y) its obligations as Sponsor pursuant to Sections 9.14 and 9.19, except that indemnity obligations of RKB Borrower under Sections 5.18, 9.14 and 9.19 as they relate to the Junior Loan and are attributable to acts or omissions occurring prior to the time that the Junior Indebtedness has been reduced to zero shall survive any such reduction of the Junior Indebtedness to zero, (ii) the Individual Sponsors shall have no liability or obligation for the performance of any of the Individual Sponsors’ obligations under this Agreement or any of the Loan Documents, except that indemnity obligations of Individual Sponsors under Section 9.19 as they relate to the Junior Loan and are attributable to acts or omissions occurring prior to the time that the Junior Indebtedness has been reduced to zero shall survive any such reduction of the Junior Indebtedness to zero, (iii) the RKB Cash Management Agreement, the Equity Pledge Agreement and the Distribution Rights Pledge Agreement shall be terminated and shall have no further force or effect and the RKB Collateral shall be released in its entirety, and (iv) there shall be no requirement under Sections 5.12, 5.13 or 5.14 to provide any financial statements of the RKB Borrower.

1.2.                              The Term.

(a)                                  The Maturity Date of the Loan shall initially be the Payment Date in January 2006 (the “Initial Maturity Date”), or such earlier date as may result from acceleration.

(b)                                 Borrower shall have the option to extend the scheduled Maturity Date of the Loan to the Payment Date in the month containing the six-month anniversary of the Initial Maturity Date (the “Extended Maturity Date”, and the period of such extension, the “Extension Term”), provided that (i) Borrower shall deliver to Lender written notice of such extension at least 30 and not more than 60 days prior to the Initial Maturity Date; (ii) no Event of Default shall be continuing on either the date of such notice or the Initial Maturity Date; (iii) Borrower shall have obtained an Interest Rate Cap Agreement for the Extension Term and collaterally assigned such Interest Rate Cap Agreement to Lender pursuant to an Assignment of Interest Rate Cap Agreement; (iv) the pro-forma NOI of the Properties for the 12 months following the Initial Maturity Date, as determined by Lender based on leases then in place, shall be equal to at least $8,600,000 on the date of such notice and on the Initial Maturity Date; and (v) Borrower shall have paid all reasonable out-of-pocket expenses incurred by Lender in connection with such extension.

1.3.                              Interest and Principal.

(a)                                  Commencing with the Initial Payment Date and on each and every Payment Date thereafter, Borrower shall pay:

(i)                                     interest on the Senior Principal Indebtedness for the applicable Interest Accrual Period at a rate per annum equal to the sum of LIBOR, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, plus the Senior Spread (except that interest shall be payable on the Senior Indebtedness, including due and unpaid interest, at the Default Rate with respect to any portion of such Interest Accrual Period falling during the continuance of an Event of Default);

(ii)                                  interest on the Junior Principal Indebtedness for the applicable Interest Accrual Period at a rate per annum equal to the sum of LIBOR, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, plus the Junior Spread (except that interest shall be payable on the Junior Indebtedness, including due and unpaid interest, at the Default Rate with respect to any portion of such Interest Accrual Period falling during the continuance of an Event of Default); and

(iii)                               the Monthly Unfunded Fee, if any.

Interest accruing for the first Interest Accrual Period shall be prepaid on the Closing Date from the Loan proceeds otherwise to be disbursed to Borrower at Closing. Interest payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoffs or counterclaims.

(b)                                 On each Payment Date falling in the first month of a Fiscal Quarter (other than the Payment Date in January 2005), Borrower shall make a principal repayment of the Loan in the amount of $2 million, which shall be applied toward the reduction of the Junior Principal Indebtedness.

(c)                                  The entire outstanding Principal Indebtedness, together with all accrued but unpaid interest thereon to but excluding the Maturity Date and all other amounts then due under the Loan Documents, shall be due and payable by Borrower to Lender on the Maturity Date.

(d)                                 Upon the occurrence of any initial public offering in respect of Republic Properties Corporation or any of its affiliates, the Loan shall immediately become due and payable and shall be repaid from the proceeds thereof, which repayment shall be accompanied by all accrued and unpaid interest thereon (plus, if not occurring on a Payment Date, the amount of interest that would have accrued on the amount repaid had it remained outstanding through the end of the Interest Accrual Period in which such prepayment occurs) and all other amounts then due and payable hereunder and under the other Loan Documents.

(e)                                  If RKB Borrower, RPT Holding LLC or any RKB Subsidiary shall receive any Net RKB Capital Event Proceeds prior to the time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall cause such Net RKB Capital Event Proceeds to be remitted directly to Lender on the date such Net RKB Capital Event Proceeds are received by such RKB Subsidiary, and such amounts shall be applied toward the prepayment of the Junior Principal Indebtedness. Any and all such prepayments shall be accompanied by all accrued and unpaid interest thereon (plus, if not occurring on a Payment Date, the amount of interest that would have accrued on the principal amount so prepaid had it remained outstanding through the end of the Interest Accrual Period in which such prepayment is made).

(f)                                    Any payments of interest and principal (other than the balloon payment due on the Maturity Date) not paid within two (2) days of (and including) the date on which it is due hereunder shall, when paid, be accompanied by a late fee in an amount equal to 5% times the amount of such late payment. In addition, any payments of interest and principal not paid on the date on which it is due hereunder shall bear interest at the applicable Default Rate. Borrower acknowledges that (i) a delinquent payment will cause damage to Lender; (ii) the late fee is intended to compensate Lender for the loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment; (iii) it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by the delinquency; and (iv) the late fee represents Lender’s and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.

1.4.                              Interest Rate Cap Agreements.

(a)                                  If Borrower exercises its option to extend the term of the Loan pursuant to Section 1.2(b), then on or prior to the commencement of the Extension Term, Borrower shall obtain, and thereafter maintain in effect, an Interest Rate Cap Agreement having (x) a term coterminous with the Extension Term, (y) a notional amount at least equal to the Principal Indebtedness as of the first day of such Extension Term, and (z) a LIBOR strike rate equal to or less than the LIBOR Strike Rate, and Borrower shall deliver to Lender a legal opinion or opinions from counsel to the applicable Acceptable Counterparty (which counsel may be internal counsel) in substantially the form of Exhibit C.

(b)                                 Borrower shall collaterally assign to Lender pursuant to an Assignment of Interest Rate Cap Agreement all of its right, title and interest in any and all payments under the Interest Rate Cap Agreement and shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and obtain the consent of the Acceptable Counterparty to such collateral assignment (as evidenced by the Acceptable Counterparty’s execution of such Collateral Assignment of Interest Rate Cap Agreement).

(c)                                  Borrower shall comply with all of its obligations under the terms and provisions of the Interest Rate Cap Agreement. All amounts paid under the Interest Rate Cap Agreement shall be deposited directly into the Presidents Cash Management Account. Borrower shall take all actions reasonably requested by Lender to enforce Lender’s rights under the Interest Rate Cap Agreement in the event of a default by the counterparty thereunder and shall not waive, amend or otherwise modify any of its rights thereunder.

(d)                                 If, at any time during the term of the Loan, the counterparty to the Interest Rate Cap Agreement then in effect ceases to be an Acceptable Counterparty and thereafter fails to abide by the requirements set forth in such Interest Rate Cap Agreement with respect to ratings downgrades, then Borrower shall promptly obtain a replacement Interest Rate Cap Agreement satisfying the requirements set forth in paragraph (a) above, with a counterparty that is an Acceptable Counterparty.

1.5.                             Method and Place of Payment. Except as otherwise specifically provided in this Agreement, all payments and prepayments under this Agreement and the Notes (including any deposit into the Presidents Cash Management Account pursuant to Sections 3.2(c) or (d)) shall be made to Lender not later than 11:00 a.m., New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to the account specified from time to time by Lender. Any funds received by Lender after such time shall be deemed to have been paid on the next succeeding Business Day. Lender shall notify Borrower in writing of any changes in the account to which payments are to be made. If the amount received from Borrower (or from the Presidents Cash Management Account pursuant to Section 3.2(a)) is less than the sum of all amounts then due and payable hereunder, such amount shall be applied, at Lender’s sole discretion, toward the components of the Indebtedness (e.g., interest, principal and other amounts payable hereunder), the Loan and the Notes in such sequence as Lender shall elect in its sole discretion, or toward the payment of Taxes, Operating Expenses, and Capital Expenditures.

1.6.                            Regulatory Change. If, as a result of any Regulatory Change, any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with, any Lender is imposed, modified or deemed applicable and the result is to increase the cost to such Lender of making LIBOR-based loans, or to reduce the amount receivable by Lender hereunder in respect of any portion of the Loan with respect to LIBOR-based loans by an amount deemed by such Lender to be material (such increases in cost and reductions in amounts receivable, “Increased Costs”), then Borrower agrees that it will pay to Lender upon Lender’s request such additional amount or amounts (based upon a reasonable allocation thereof by such Lender to the LIBOR-based loans made by such Lender) as will compensate such Lender for such Increased Costs to the extent that such Increased Costs are reasonably allocable to the Loan. Lender will notify Borrower in writing of any event occurring after the Closing Date which will entitle Lender to compensation pursuant to this Section 1.6 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall fail to notify Borrower of any such event within 90 days following the end of the month during which such event occurred, then Borrower’s liability for any amounts described in this Section incurred by such Lender as a result of such event shall be limited to those attributable to the period occurring subsequent to the 90th day prior to the date upon which such Lender actually notified Borrower of the occurrence of such event. Notwithstanding the foregoing, in no event shall Borrower be required to compensate any Lender for any portion of the income or franchise taxes of Lender, whether or not attributable to payments made by Borrower. If a Lender requests compensation under this Section 1.6, Borrower may, by notice to Lender, require that such Lender furnish to Borrower a statement setting forth in reasonable detail the basis for requesting such compensation and the method for determining the amount thereof.

1.7.                            Taxes.

(a)                                  Borrower agrees to indemnify Lender against any present or future stamp, documentary or other similar or related taxes or other similar or related charges now or hereafter imposed, levied, collected, withheld or assessed by any United States Governmental Authority by reason of the execution and delivery of the Loan Documents and any consents, waivers, amendments and enforcement of rights under the Loan Documents.

(b)                                 If Borrower is required by law to withhold or deduct any amount from any payment hereunder in respect of any U.S. Tax, Borrower shall withhold or deduct the appropriate amount, remit such amount to the appropriate Governmental Authority and pay to each Person to whom there has been an Assignment or participation of a Loan and who is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated in this Agreement to be then due and payable; except that the foregoing obligation to pay such additional amounts shall not apply (i) to any assignee that has not complied with the obligations contained in Section 9.7(c), (ii) to any U.S. Taxes imposed solely by reason of the failure by such Person (or, if such Person is not the beneficial owner of the relevant Loan, such beneficial owner) to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes; or (iii) with respect to any Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment, to any U.S. Tax imposed with respect to payments made under any Note to a fiduciary or partnership to the extent that the beneficial owner or member of the partnership would not have been entitled to the additional amounts if such beneficial owner or member of the partnership had been the holder of the Note.

1.8.                              Release. Upon payment of the Indebtedness in full when permitted or required hereunder, Lender shall execute instruments prepared by Borrower and reasonably satisfactory to Lender, which, at Borrower’s election: (a) release and discharge all Liens on all Collateral securing payment of the Indebtedness (subject to Borrower’s obligation to pay any associated fees and expenses), including all balances in the Collateral Accounts; or (b) assign such Liens (and the Loan Documents) to a new lender designated by Borrower.

ARTICLE II

VOLUNTARY PREPAYMENT

2.1.                              Voluntary Prepayment.

(a)                                  Provided no Event of Default is continuing, Borrower may voluntarily prepay the Loan in whole or in part in increments (in the case of a partial prepayment) of not less than $250,000 on any Business Day without penalty or fee other than the exit fee, if any, that is payable pursuant to any side letter between Borrower and Lender. Each such prepayment shall be accompanied by the amount of interest theretofore accrued but unpaid in respect of the principal amount so prepaid, plus, if such prepayment is not made on a Payment Date, the amount of interest that would have accrued thereon had it remained outstanding through the end of the Interest Accrual Period in which such prepayment is made. Following any such prepayment during the Extension Term, if any, Borrower may release or transfer, free and clear of the Lien of the Loan Documents, a portion of the notional amount of the Interest Rate Cap Agreement equal to the amount of such prepayment.

(b)                                 As a condition to any voluntary prepayment, Borrower shall give Lender written notice (a “Prepayment Notice”) of its intent to prepay, which notice must be given at least 30 and not more than 90 days prior to the Business Day upon which prepayment is to be made and must specify the Business Day on which such prepayment is to be made and the amount of such prepayment. If any such Prepayment Notice is given, then such Prepayment Notice may be rescinded (or the date of such prepayment may be extended) by Borrower upon delivery of written notice to Lender at least one Business Day prior to the date specified for prepayment in the Prepayment Notice.

(c)                                  All prepayments of the Loan made by Borrower in accordance with this Agreement (other than prepayments during the continuance of an Event of Default or that result from a Casualty or Condemnation) shall be applied first to the Junior Loan until the Junior Principal Indebtedness has been reduced to zero, and then to the Senior Loan until the Senior Principal Indebtedness has been reduced to zero.

ARTICLE III

ACCOUNTS

3.1.                              Cash Management Accounts.

(a)                                  On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank (i) a cash management account into which income from the Properties will be deposited (the “Presidents Cash Management Account”) and (ii) a cash management account into which RKB Excess Cash Flow will be deposited when required to be so deposited pursuant to this Agreement (the “RKB Cash Management Account”). As a condition precedent to the closing of the Loan, Borrower shall cause the Cash Management Bank to execute and deliver a separate Cash Management Agreement in respect of each of the Presidents Cash Management Account (“Presidents Cash Management Agreement”) and the RKB Cash Management Account (“RKB Cash Management Agreement”), each of which provides, inter alia, that no party other than Lender and Servicer shall have the right to withdraw funds from the Presidents Cash Management Account or the RKB Cash Management Account, as the case may be. The fees and expenses of the Cash Management Bank shall be paid by Borrower. At such time that the Junior Indebtedness is reduced to zero, the RKB Cash Management Agreement shall terminate and there shall be no further requirement to maintain the RKB Cash Management Account or to make any deposit to such account.

(b)                                 In connection with the establishment of the Presidents Cash Management Account and the RKB Cash Management Account:

(i) Within five Business Days following the Closing Date, Borrower shall deliver to each Tenant in the Properties a written notice (a “Tenant Notice”) in the form of Exhibit A instructing that (x) all payments under the Leases shall thereafter be transmitted by them directly to, and deposited directly into, the Presidents Cash Management Account and (y) such instruction may not be rescinded unless and until such Tenant receives from Borrower or Lender a copy of Lender’s written consent to such rescission. Borrower shall send a copy of each such written notice to Lender and shall redeliver such notices to each Tenant until such time as such

Tenant complies therewith. Borrower covenants to cause all cash Revenues relating to the Properties and all other money received by Borrower or the Approved Property Manager with respect to the Properties (other than tenant security deposits required to be held in escrow accounts) to be deposited in the Presidents Cash Management Account by the end of the first Business Day following Borrower’s or the Approved Property Manager’s receipt thereof; and Borrower shall be permitted to deposit in the Presidents Cash Management Account such additional amounts as Borrower may elect; and

(ii) Prior to the Closing Date, Borrower shall deliver to Lender a written acknowledgment from each RKB Subsidiary (a “Distribution Acknowledgment”) in the form of Exhibit F agreeing and acknowledging that prior to such time that the Junior Indebtedness has been reduced to zero, (x) to the extent any RKB Subsidiary shall make a distribution of RKB Excess Cash Flow, such distribution shall be directly deposited into the RKB Cash Management Account; (y) during the continuance of an Event of Default, at the request of Lender, each RKB Subsidiary shall distribute all available RKB Excess Cash Flow, after payment of property-related expenses approved by Lender (pursuant to an approved budget or otherwise), directly into the RKB Cash Management Account to the extent such distribution is not prohibited under the applicable RKB Subsidiary Loan Documents; and (z) each RKB Subsidiary shall continue to distribute RKB Excess Cash Flow in accordance with the Distribution Acknowledgment until such time as it shall receive from Borrower or Lender a copy of Lender’s written confirmation that such instructions have been rescinded.

(c)                                  Lender shall have the right to replace the Cash Management Bank with any other financial institution reasonably satisfactory to Borrower in which Eligible Accounts may be maintained which will promptly execute and deliver to Lender a Cash Management Agreement in respect of each of the Presidents Cash Management Account and the RKB Cash Management Account (and Borrower shall cooperate with Lender in connection with such transfer) in the event that (i) at any time the Cash Management Bank ceases to be an Eligible Institution (unless the Collateral Accounts are maintained as segregated trust accounts in accordance with clause (ii) of the definition of Eligible Accounts), or (ii) the Cash Management Bank fails to comply with the Presidents Cash Management Agreement or the RKB Cash Management Agreement.

3.2.                              Distributions from Presidents Cash Management Account and RKB Cash Management Account.

(a)                                  On each Payment Date, provided no Event of Default has occurred and is continuing, Lender shall transfer amounts from the Presidents Cash Management Account, to the extent available therein, to make the following payments in the following order of priority:

(i) to Presidents Borrower, such amounts as may be required for payments in respect of Taxes and Insurance Premiums required to be paid hereunder that are then due and payable, as notified to Lender by Borrower in writing at least 10 Business Days prior to such Payment Date; provided that, at Lender’s option, Lender may instruct the Cash Management Bank to disburse such amounts directly to the Persons to whom such Taxes and Insurance Premium payments are due;

(ii)                                  to Lender, the amount of all scheduled or delinquent interest on the Loan and all other amounts then due and payable under the Loan Documents;

(iii)                               to Presidents Borrower, an amount equal to the Budgeted Operating Expenses for the month in which such Payment Date occurs (without duplication of any amounts in respect of which sums have been applied pursuant to clause (i) above), provided that the amounts disbursed to Presidents Borrower pursuant to this clause (iii) shall be used by Borrower solely to pay Budgeted Operating Expenses for such month or for prior months during the Fiscal Year in which such Payment Date occurs (Borrower agreeing that, in the event that such Budgeted Operating Expenses exceed the actual operating expenses for such month, such excess amounts shall be remitted by Presidents Borrower to the Presidents Cash Management Account prior to the next succeeding Payment Date except to the extent applied to reimburse Presidents Borrower for actual operating expenses incurred during the Fiscal Year in which such Payment Date occurs that were in excess of Budgeted Operating Expenses for the months that have elapsed during such Fiscal Year) and provided further that no amounts will be disbursed to Borrower in respect of the fees of the Approved Property Manager payable for any Fiscal Year to the extent such fees exceed 3% of Operating Income realized for the months that have elapsed during such Fiscal Year;

(iv)                              to Presidents Borrower, an amount equal to the Budgeted Capital Expenditures for the month in which such Payment Date occurs, as well as any additional amount reasonably requested by Presidents Borrower in writing at least 10 Business Days prior to such Payment Date in respect of emergency Capital Expenditures, which written request shall be accompanied by a reasonably detailed description of the emergency (Borrower agreeing that, in the event that such Budgeted Capital Expenditures exceed the actual capital expenditures for such month, such excess amounts shall be remitted by Presidents Borrower to the Presidents Cash Management Account prior to the next succeeding Payment Date);

(v)                                 all remaining amounts shall remain deposited in the Presidents Cash Management Account for application in accordance with this Section 3.2(a) on the next Payment Date.

(b)                                 On each Payment Date, provided no Event of Default has occurred and is continuing, Lender shall transfer amounts from the RKB Cash Management Account, to the extent available therein, to make the following payments in the following order of priority:

(i)                                     to the Presidents Cash Management Account, the amount (if any) by which the amounts then on deposit in the Presidents Cash Management Account are not sufficient to make the payments required to be made under Section 3.2(a)(i) through (iv) (but not in excess of the Junior Indebtedness then due and payable), and

(ii)                                  provided that no Event of Default is then continuing, all remaining amounts to such other accounts as RKB Borrower may direct.

(c)                                  If on any Payment Date the amount in the Presidents Cash Management Account shall be insufficient to make all of the transfers described in Section 3.2(a)(i) through (iv), taking into account any transfer into the Presidents Cash Management Account from the RKB Cash Management Account pursuant to Section 3.2(b)(i) and from the Shortfall Reserve Account pursuant to Section 3.8(c). Borrower shall deposit into the President Cash Management Account on such Payment Date the amount of such deficiency. If Borrower shall fail to make such deposit, the same shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply the amounts in the Collateral Accounts in accordance with Section 3.9(c).

3.3.                              Loss Proceeds Account.

(a)                                  On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of depositing any Loss Proceeds (the “Loss Proceeds Account”).

(b)                                 Provided no Event of Default is continuing, funds in the Loss Proceeds account shall be applied in accordance with Section 5.16.

3.4.                              Disbursements from Presidents Cash Management Account for Taxes and Insurance Premiums. Borrower shall provide Lender with copies of all tax and insurance bills relating to the Properties promptly after Borrower’s receipt thereof. Lender may cause such payments to be made according to any bill, statement or estimate procured from the appropriate public office or insurance carrier, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof unless given written advance notice by Borrower of such inaccuracy, invalidity or other contest.

3.5.                              Disbursements for Budgeted Capital Expenditures Prior to TI/LC Advances. Notwithstanding anything to the contrary contained herein, Borrower may not request, and Lender shall have no obligation to make, a TI/LC Advance in connection with an expenditure for which, and to the extent that, payments made in respect of Budgeted Capital Expenditures in accordance with Section 3.2(a)(iv) are otherwise sufficient to pay such expenditure.

3.6.                              Intentionally Omitted.

3.7.                              Intentionally Omitted.

3.8.                              Shortfall Reserve Account.

(a)                                  On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of reserving an amount in respect of potential cash flow shortfalls from the Properties (the “Shortfall Reserve Account”).

(b)                                 On the Closing Date, Borrower shall deposit into the Shortfall Reserve Account an amount equal to the Shortfall Reserve Amount.

(c)                                  If on any Payment Date the amount in the Presidents Cash Management Account shall be less than the sum of the payments required to be made under Section 3.2(a)(i) through (iv) excluding interest on the Junior Loan (after taking into account any transfer into the Presidents Cash Management Account from the RKB Cash Management Account pursuant to Section 3.2(b)(i)), Lender shall instruct the Cash Management Bank to disburse from the Shortfall Reserve Account to the Presidents Cash Management Account an amount equal to the difference between the sum of the payments required to be made under Section 3.2(a)(i) through (iv) excluding interest on the Junior Loan and the amount then on deposit in the Presidents Cash Management Account to cover such deficiency. If on any Payment Date the amount in the Shortfall Reserve Account is insufficient to cover the entire amount of such deficiency, Borrower shall deposit into the Presidents Cash Management Account on such Payment Date the amount of such deficiency. If Borrower shall fail to make such deposit, the same shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply the amounts in the Collateral Accounts in accordance with Section 3.9(c).

3.9.                              Account Collateral.

(a)                                  Borrower hereby grants a perfected first-priority security interest in favor of Lender in and to the Account Collateral as security for the Indebtedness, together with all rights of a secured party with respect thereto. Each Collateral Account shall be an Eligible Account under the sole dominion and control of Lender and shall be in the name of Borrower, as pledgor, and Lender, as pledgee. Borrower shall have no right to make withdrawals from any of the Collateral Accounts. Funds in the Collateral Accounts shall not be commingled with any other monies at any time. Borrower shall execute any additional documents that Lender in its reasonable discretion may require and shall provide all other evidence reasonably requested by Lender to evidence or perfect its first-priority security interest in the Account Collateral.

(b)                                 The insufficiency of amounts contained in the Collateral Accounts shall not relieve Borrower from its obligation to fulfill all covenants contained in the Loan Documents.

(c)                                  During the continuance of an Event of Default, Lender may, in its sole discretion, apply funds in the Collateral Accounts, and funds resulting from the liquidation of Permitted Investments contained in the Collateral Accounts, either toward the components of the Indebtedness (e.g., interest, principal and other amounts payable hereunder), the Loan and the Notes in such sequence as Lender shall elect in its sole discretion, and/or toward the payment of Taxes, Operating Expenses and Capital Expenditures.

3.10.                        Permitted Investments.

(a)                                  So long as no Event of Default shall be continuing, Borrower shall be permitted to direct the investment of the funds from time to time held in the Collateral Accounts in Permitted Investments and to sell or liquidate such Permitted Investments and reinvest proceeds from such sale or liquidation in other Permitted Investments (but Lender shall have no liability whatsoever in respect of any failure by the Cash Management Bank to do so), with all such proceeds and reinvestments to be held in the applicable Collateral Account; provided, however, that the maturity of an adequate portion of the Permitted Investments on deposit in the Collateral Accounts shall be no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to this Agreement, and provided further that Borrower shall remit into the applicable Collateral Account an amount equal to any losses realized on Permitted Investments contained therein. No Permitted Investment shall be liquidated at a loss at the direction of Borrower except to the extent necessary to make a required payment to Lender on a Payment Date.

(b)                                 All income and gains from the investment of funds in the Collateral Accounts shall be retained in the Collateral Accounts from which they were derived. As between Borrower and Lender, Borrower shall treat all income, gains and losses from the investment of amounts in the Collateral Accounts as its income or loss for federal, state and local income tax purposes.

(c)                                  After the Loan and all other Indebtedness have been paid in full, the Collateral Accounts shall be closed and the balances therein, if any, shall be paid to Borrower.

3.11.                        Bankruptcy. Borrower and Lender acknowledge and agree that upon the filing of a bankruptcy petition by or against Borrower under the Bankruptcy Code, the Account Collateral and the Revenues (whether then already in the Collateral Accounts, or then due or becoming due thereafter) shall be deemed not to be property of Borrower’s bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. However, if a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Account Collateral and the Revenues by Borrower and Lender, the Account Collateral and/or the Revenues do constitute property of Borrower’s bankruptcy estate, then Borrower and Lender further acknowledge and agree that all such Revenues, whether due and payable before or after the filing of the petition, are and shall be cash collateral of Lender. Borrower acknowledges that Lender does not consent to Borrower’s use of such cash collateral and that, in the event Lender elects (in its sole discretion) to give such consent, such consent shall only be effective if given in writing signed by Lender. Except as provided in the immediately preceding sentence, Borrower shall not have the right to use or apply or require the use or application of such cash collateral (i) unless Borrower shall have received a court order authorizing the use of the same, and (ii) Borrower shall have provided such adequate protection to Lender as shall be required by the bankruptcy court in accordance with the Bankruptcy Code.

ARTICLE IV

REPRESENTATIONS

Borrower represents to Lender that, as of the Closing Date, except as set forth in the Exception Report:

4.1.                              Organization.

(a)                                  (i) Presidents Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder are each a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing as a foreign limited liability company in each other jurisdiction where ownership of its properties or the conduct of its business requires it to be so, and has all power and authority under such laws and its organizational documents and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(ii)                                  RKB Borrower is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing as a foreign limited partnership in each other jurisdiction where ownership of its properties or the conduct of its business requires it to be so, and has all power and authority under such laws and its organizational documents and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(b)                                 (i) Presidents Borrower has no subsidiaries and does not own any equity interest in any other Person.

(ii) Other than the RKB Subsidiaries, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder and Presidents Borrower, RKB Borrower has no subsidiaries and does not own any equity interest in any other Person.

(iii) RPT Holding LLC has no subsidiaries and does not own any equity interests in any other Person other than Presidents Borrower.

(iii) RPT Holding LLC’s Single-Purpose Equityholder has no subsidiaries and does not own any equity interest in any other Person other than RPT Holding LLC.

(c)                                 The organizational chart contained in Schedule G is true and correct as of the date hereof.

4.2.                              Authorization. Borrower has the power and authority to enter into this Agreement and the other Loan Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by the Loan Documents and has by proper action duly authorized the execution and delivery of the Loan Documents. RPT Holding LLC has the power and authority to enter into the Equity Pledge Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by the Equity Pledge Agreement and has by proper action duly authorized the execution and delivery of the Equity Pledge Agreement.

4.3.                              No Conflicts. Neither the execution and delivery of the Loan Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will (i) violate or conflict with any provision of its operating agreement, certificate of formation or other governance document, (ii) violate any law, regulation (including Regulation U, Regulation X or Regulation T), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, contract or other Material Agreement to which Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or Sponsor is a party or by which Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or Sponsor may be bound, or (iv) result in or require the creation of any Lien upon or with respect to the Collateral in favor of any party other than Lender.

4.4.                              Consents. No consent, approval, authorization or order of, or qualification with, any court or Governmental Authority is required in connection with the execution, delivery or performance by Borrower of this Agreement or the other Loan Documents, except for any of the foregoing which have already been obtained.

4.5.                              Enforceable Obligations. This Agreement and the other Loan Documents have been duly executed and delivered by Borrower and constitute Borrower’s legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Equity Pledge Agreement has been duly executed and delivered by RPT Holding LLC and constitutes RPT Holding LLC’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury.

4.6.                              No Default. No material Default or Event of Default, and no event of default under the RKB Subsidiary Loan Documents, will exist immediately following the making of the Loan.

4.7.                              Payment of Taxes. Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder have each filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes due (including interest and penalties) except for taxes which are not yet delinquent and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangible taxes) owing by it necessary to preserve the Liens in favor of Lender.

4.8.                              Compliance with Law. Borrower, the Properties and the use thereof comply in all material respects with all applicable Insurance Requirements and Legal Requirements, including building and zoning ordinances and codes. The Properties conform to current zoning requirements and is neither an illegal nor a legal nonconforming use. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority the violation of which could adversely affect the Properties or the condition (financial or otherwise) or business of Borrower. There has not been committed by or on behalf of Borrower or, to the best of Borrower’s knowledge, any other person in occupancy of or involved with the operation or use of the Properties, any act or omission affording any federal Governmental Authority or any state or local Governmental Authority the right of forfeiture as against the Properties or any portion thereof or any monies paid in performance of its obligations under any of the Loan Documents. Neither Borrower nor Sponsor has purchased any portion of the Properties with proceeds of any illegal activity.

4.9.                              ERISA. Neither Borrower nor any ERISA Affiliate of Borrower has incurred or could be subjected to any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code. The consummation of the transactions contemplated by this Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under federal, state or local laws, rules or regulations.

4.10.                        Government Regulation. Borrower is not an “investment company”, or a company “controlled” by an “investment company”, registered or required to be registered under the Investment Company Act of 1940, as amended. Borrower is not a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” or either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

4.11.                        No Bankruptcy Filing. Neither Borrower, RPT Holding LLC nor RPT Holding LLC’s Single-Purpose Equityholder is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property. Borrower does not have knowledge of any Person contemplating the filing of any such petition against it or RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder.

4.12.                        Other Debt. Presidents Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder do not have outstanding any Debt other than Permitted Debt.

4.13.                        Litigation. There are no actions, suits, proceedings, arbitrations or governmental investigations by or before any Governmental Authority or other agency now pending, and to the best of Borrower’s knowledge there are no such actions, suits, proceedings, arbitrations or governmental investigations threatened against or affecting Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or the Properties, in each case, except as listed in the Exception Report (and there are no actions, suits, proceedings, arbitrations or governmental investigations by or before any Governmental Authority or other agency now pending, and to the best of Borrower’s knowledge there are no such actions, suits, proceedings, arbitrations or governmental investigations threatened, against or affecting Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or the Properties, in each case, whether or not listed in the Exception Report, which alone or in the aggregate, if determined against Borrower or the Properties, could result in a Material Adverse Effect).

4.14.                        Leases: Material Agreements.

(a)                                  Borrower has delivered to Lender true and complete copies of all Leases. No person has any possessory interest in the Properties or right to occupy the same except under and pursuant to the provisions of the Leases. To the best of Borrower’s knowledge, (i) the rent roll attached to this Agreement as Schedule E (the “Rent Roll”) is true and correct as of the Closing Date; and (ii) except as indicated on the Rent Roll, no security deposits are being held by Borrower, no Tenant has any extension, renewal or termination options, no Tenant or other party has any option, right of first refusal or similar preferential right to purchase or lease all or any portion of the Properties, no fixed rent has been paid more than 30 days in advance of its due date and no payments of rent are more than 30 days delinquent.

(b)                                 To the best of Borrower’s knowledge, except as indicated in Schedule D, all work to be performed by the landlord under the Leases has been substantially performed, all contributions to be made by the landlord to the Tenants thereunder have been made, all other conditions to each Tenant’s obligations thereunder have been satisfied, no Tenant has the right to require Borrower to perform or finance Tenant Improvements or Material Alterations and no Leasing Commissions are owed or would be owed upon the exercise of any Tenant’s existing renewal or expansion options.

(c)                                  There are no Material Agreements except as described in Schedule F. Borrower has made available to Lender true and complete copies of all Material Agreements. Each Material Agreement executed by Borrower has been entered into at arm’s length in the ordinary course of business by or on behalf of Borrower.

(d)                                 The Leases and, to the best of Borrower’s knowledge, the Material Agreements, are in full force and effect and there are no defaults thereunder by Borrower or, to Borrower’s best knowledge, any other party thereto. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or any of the Properties are bound.

4.15.                        Full and Accurate Disclosure. To Borrower’s knowledge, no statement of fact heretofore delivered by Borrower to Lender in writing in respect of the Properties or the Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading unless subsequently corrected. There is no fact presently actually known to Borrower which has not been disclosed to Lender which is reasonably likely to result in a Material Adverse Effect.

4.16.                        Financial Condition. All financial data concerning Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder and the Properties heretofore provided to Lender fairly presents the financial position thereof in all material respects, as of the date on which it was made, and does not omit to state any fact necessary to make statements contained herein or therein not misleading. Since the delivery of such data, except as otherwise disclosed in writing to Lender, there have occurred no changes or circumstances in the financial position of Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or the Properties which have had or are reasonably likely to result in a Material Adverse Effect.

4.17.                        Single-Purpose Requirements. Presidents Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder are now, and, except with respect to clauses (r), (s) and (t) in the definition of Single-Purpose Entity, have always been since their formation, a Single-Purpose Entity.

4.18.                        Location of Chief Executive Offices. The location of Borrower’s principal place of business and chief executive office is the address listed in Section 9.4.

4.19.                        Not Foreign Person: Not Prohibited Person. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code. Borrower warrants, represents and covenants that neither Borrower nor Sponsor is or will be an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/tl lsdn.pdf) (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO 13224, or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”). Borrower covenants and agrees that neither Borrower nor Sponsor will (x) knowingly conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, knowingly making or receiving any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person in violation of applicable laws, or selling or otherwise transferring an interest in itself to any Prohibited Person or (y) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification or other evidence as may be reasonably requested by Lender, confirming that (i) neither Borrower nor Sponsor is a Prohibited Person and (ii) neither Borrower nor Sponsor has knowingly engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, knowingly making or receiving any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person in violation of applicable laws.

4.20.                        Labor Matters. Borrower is not a party to any collective bargaining agreements.

4.21.                        Title. Presidents Borrower owns good, marketable and insurable title in fee to the Properties and good and marketable title to the related personal property, to the Collateral Accounts (other than the RKB Cash Management Account) and to any other Presidents Collateral, in each case free and clear of all Liens whatsoever except the Permitted Encumbrances. RKB Borrower owns good title to the RKB Collateral (other than the membership interests in Presidents Borrower), free and clear of all Liens except Permitted Encumbrances. RPT Holding LLC’s Single-Purpose Equityholder owns good title to its 1% membership interest in RPT Holding LLC, free and clear of all Liens except Permitted Encumbrances. RTP Holding LLC owns good title to the membership interests in Presidents Borrower, free and clear of all Liens except Permitted Encumbrances. The Mortgage, when properly recorded in the appropriate records, together with the Assignment of Rents and Leases and any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) valid, perfected first priority Lien on the Properties and the rents therefrom, enforceable as such against creditors of and purchasers from Borrower and subject only to Permitted Encumbrances, and (ii) perfected Liens (pursuant to the Uniform Commercial Code of the State of Delaware) in and to all personalty, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Equity Pledge Agreement and the other Loan Documents, upon delivery of the certificates evidencing the securities included in the RKB Collateral and, to the extent that perfection of any portion of the RKB Collateral may occur only by filing of a financing statement, upon the filing of a UCC financing statement in the appropriate jurisdiction, create and constitute a valid and perfected first priority Lien on the RKB Collateral, free and clear of all Liens other than the Permitted Encumbrances. The Permitted Encumbrances do not and will not materially and adversely affect or interfere with (x) the value, or current use or operation, of the Properties, (y) the security intended to be provided by the Mortgage, the Equity Pledge Agreement or any other Loan Document or (z) Borrower’s ability to repay the Indebtedness in accordance with the terms of the Loan Documents. Except as insured over by a Qualified Title Insurance Policy, there are no claims for payment for work, labor or materials affecting the Properties which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. No creditor of Borrower other than Lender has in its possession any goods that constitute or evidence the Collateral.

4.22.                        No Encroachments. Except as shown on the Qualified Survey, to the best of Borrower’s knowledge, all of the improvements on the Properties lie wholly within the boundaries and building restriction lines of the Properties, and no improvements on adjoining property encroach upon the Properties, and no easements or other encumbrances upon the Properties encroach upon any of the improvements, so as, in either case, to adversely affect the value or marketability of the Properties, except those which are insured against by a Qualified Title Insurance Policy.

4.23.                        Physical Condition.

(a)                                  Except for matters set forth in the Engineering Reports, to the best of Borrower’s knowledge, the Properties (including sidewalks, storm drainage system, roof, plumbing system, HVAC system, fire protection system, electrical system, equipment, elevators, exterior sidings and doors, irrigation system and all structural components) are in good condition, order and repair in all respects material to its use, operation or value.

(b)                                 Borrower is not aware of any material structural or other material defect or damages in the Properties, whether latent or otherwise.

(c)                                  Borrower has not received and is not aware of any other party’s receipt of notice from any insurance company or bonding company of any defects or inadequacies in the Properties which would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

4.24.                        Fraudulent Conveyance. Borrower has not entered into the Transaction or any of the Loan Documents with the actual intent to hinder, delay or defraud any creditor. Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. On the Closing Date, the fair salable value of Borrower’s aggregate assets is and will, immediately following the making of the Loan and the use and disbursement of the proceeds thereof, be greater than Borrower’s probable aggregate liabilities (including subordinated, unliquidated, disputed and Contingent Obligations). Borrower’s aggregate assets do not and, immediately following the making of the Loan and the use and disbursement of the proceeds thereof will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including Contingent Obligations and other commitments)

beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

4.25.                        Management. Except for any Approved Management Agreement, no property management agreements are in effect with respect to the Properties.

4.26.                        Condemnation. No Condemnation has been commenced or, to Borrower’s knowledge, is contemplated with respect to all or any material portion of the Properties or for the relocation of roadways providing access to the Properties.

4.27.                        Utilities and Public Access. The following statements are accurate in all material respects to the best of Borrower’s knowledge:

(i)                                     The Properties have adequate rights of access to dedicated public ways (and makes no material use of any means of access or egress that is not pursuant to such dedicated public ways or recorded, irrevocable rights-of-way or easements) and is adequately served by all public utilities necessary to the continued use and enjoyment of the Properties as presently used and enjoyed.

(ii)                                  All public utilities necessary to the continued use and enjoyment of the Properties as presently used and enjoyed are located in the public right-of-way abutting the premises or in areas (“Easement Areas”) that are the subject of recorded irrevocable easement agreements which benefit the Properties and which are listed in Schedule A of the Qualified Title Insurance Policy so as to be included in the coverage thereof.

(iii)                               All such utilities are connected so as to serve the Properties without passing over other property other than Easement Areas.

(iv)                              All roads necessary for the full utilization of each of the Properties for their current purposes have been completed and are either part of the relevant Properties (by way of deed, easement or ground lease) or dedicated to public use and accepted by all Governmental Authorities.

4.28.                        Environmental Matters. Except as disclosed in the Environmental Reports, to the best of Borrower’s knowledge:

(i)                                     The Properties are in compliance in all material respects with all Environmental Laws applicable to the Properties (which compliance includes, but is not limited to, the possession of, and compliance with, all environmental, health and safety permits, approvals, licenses, registrations and other governmental authorizations required in connection with the ownership and operation of the Properties under all Environmental Laws).

(ii)                                  No Environmental Claim is pending with respect to any of the Properties, nor, to Borrower’s knowledge, is any threatened, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower or the Properties.

(iii)                               Without limiting the generality of the foregoing, there is not present at, on, in or under any of the Properties, any Hazardous Substances, PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for any Hazardous Substance, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint.

(iv)                              There have not been and are no past, present or threatened Releases of any Hazardous Substance from or at any of the Properties that are reasonably likely to form the basis of any Environmental Claim, and, to Borrower’s knowledge, there is no threat of any Release of any Hazardous Substance migrating to any of the Properties.

(v)                                 No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to any of the Properties and, to Borrower’s best knowledge, no Governmental Authority has been taking any action to subject any of the Properties to Liens under any Environmental Law.

(vi)                              There have been no material environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of Borrower in relation to any of the Properties which have not been made available to Lender.

4.29.                        Assessments. There are no pending or, to Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting any of the Properties, nor are there any contemplated improvements to any of the Properties that may result in such special or other assessments. No extension of time for assessment or payment by Borrower of any federal, state or local tax is in effect.

4.30.                        No Joint Assessment. Borrower has not suffered, permitted or initiated the joint assessment of the Properties (i) with any other real property constituting a separate tax lot, or (ii) with any personal property, or any other procedure whereby the Lien of any Taxes which may be levied against such other real property or personal property shall be assessed or levied or charged to the Properties as a single Lien.

4.31.                        Separate Lots. No portion of any of the Properties is part of a tax lot that also includes any real property that is not Collateral.

4.32.                        Permits; Certificate of Occupancy. Borrower has obtained all Permits necessary for the present and contemplated use and operation of the Properties. The uses being made of the Properties are in conformity in all material respects with the certificate of occupancy and/or Permits for such Properties and any other restrictions, covenants or conditions affecting the Properties.

4.33.                        Flood Zone. None of the Improvements on the Properties are located in areas identified by the Federal Emergency Management Agency or the Federal Insurance Administration as a “100 year flood plain” or as having special flood hazards (including Zones A, B, C, V and X and Shaded X areas), or, to the extent that any portion of the Properties are located in such an area, the Properties are covered by flood insurance meeting the requirements set forth in Section 5.15(a)(ii).

4.34.                        Security Deposits. Borrower is in compliance in all material respects with all Legal Requirements relating to security deposits.

4.35.                        Acquisition Documents. Borrower has delivered to Lender true and complete copies of all material agreements and instruments under which Borrower or any of its affiliates or the seller of any of the Properties have remaining rights or obligations in respect of Borrower’s acquisition of the Properties.

4.36.                        Insurance. Borrower has obtained insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. All premiums on such insurance policies required to be paid as of the Closing Date have been paid for the current policy period. No Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

4.37                           RKB Properties. All of the representations and warranties contained in the RKB Subsidiary Loan Documents with respect to the RKB Subsidiaries, RKB Borrower and RKB Properties are true and correct (except for inaccuracies that do not constitute an event of default under the RKB Subsidiary Loan Documents) and such representations are made to Lender as of the Closing Date as if fully set forth herein; provided, however, that the provisions of this Section 4.37 shall have no force or effect at such time that the Junior Indebtedness has been reduced to zero.

4.38.                        No Dealings. Neither Borrower nor Sponsor is aware of any unlawful influence on the assessed value of the Properties.

4.39.                        Estoppel Certificates. Borrower has delivered to Lender true and complete copies of (a) the form(s) of estoppel certificate heretofore sent by Presidents Borrower or an Affiliate to every Tenant at the Properties, and (b) each estoppel certificate received back from any such Tenant prior to the Closing Date.

4.40                           Survival. Borrower agrees that all of the representations of Borrower set forth in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Indebtedness is outstanding. All representations, covenants and agreements made by Borrower in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

ARTICLE V

AFFIRMATIVE COVENANTS

5.1.                              Existence. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and the existence of RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder as a limited liability company or limited partnership, as the case may be, and all rights, licenses, Permits, franchises and other agreements necessary for the continued use and operation of its business. Borrower shall deliver to Lender a copy of each amendment or other modification to any of its organizational documents or any of the organizational documents of RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder promptly after the execution thereof.

5.2.                              Maintenance of Properties. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower will, keep the Properties in good working order and repair, reasonable wear and tear excepted. Subject to Section 6.13, Presidents Borrower shall from time to time make, or cause to be made, all reasonably necessary and desirable repairs, renewals, replacements, betterments and improvements to such properties.

5.3.                              Compliance with Legal Requirements. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, comply with, and shall cause the Properties to comply with and be operated, maintained, repaired and improved in compliance with, all Legal Requirements, Insurance Requirements and all material contractual obligations by which Borrower is legally bound.

5.4.                              Impositions and Other Claims. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, pay and discharge all taxes, assessments and governmental charges levied upon it, its income and its assets as and when such taxes, assessments and charges are due and payable, as well as all lawful claims for labor, materials and supplies or otherwise, subject to any rights to contest contained in the definition of Permitted Encumbrances. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, file all federal, state and local tax returns and other reports that it is required by law to file. If any law or regulation applicable to Lender, any Note, the Properties or the Mortgage is enacted that deducts from the value of property for the purpose of taxation any Lien thereon or imposes upon Lender the payment of the whole or any portion of the taxes or assessments or charges or Liens required by this Agreement to be paid by Borrower or changes in any way the laws or regulations relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect the Mortgage, the Indebtedness or Lender, then Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or Liens, or reimburse Lender for any amounts paid by Lender. If in the opinion of Lender’s counsel it might be unlawful to require Borrower to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable Law, Lender may elect to declare all of the Indebtedness to be due and payable 90 days from the giving of written notice by Lender to Borrower.

5.5.                              Access to Properties. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, permit agents, representatives and employees of Lender and the Servicer to inspect the Properties or any portion thereof. Borrower shall, permit agents, representatives and employees of Lender and the Servicer to inspect the books and records of Borrower, at such reasonable times as may be requested by Lender upon reasonable advance notice.

5.6.                              Cooperate in Legal Proceedings. Except with respect to any claim by Borrower against Lender, Borrower shall cooperate fully with Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Lender hereunder or under any of the Loan Documents and, in connection therewith, Lender may, at its election, participate or designate a representative to participate in any such proceedings.

5.7.                              Leases.

(a)                                  RKB Borrower shall cause Presidents Borrower to, and Borrower shall, furnish Lender with executed copies of all Leases. All Leases entered into after the date hereof and renewals or amendments of Leases shall be entered into on an arms-length basis with Tenants whose identity and credirworthiness is appropriate for tenancy in a similar class A office building, shall provide for rental rates and other economic terms which, taken as a whole, are at least equivalent to then-existing market rates, based on the applicable market, have an initial term of not less than three (3) or more than ten (10) years, not have a material adverse effect on the value of the Properties in which the leased space is located or on the ability of Borrower to pay the Indebtedness, constitute an arm’s-length transaction with a bona fide, independent third-party tenant, and shall contain terms and conditions that are commercially reasonable (in each case, unless Lender consents to such Lease in its sole discretion). All Leases entered into after the date hereof must either provide that they are subject and subordinate to any current or future mortgage financing on the Properties and that the Tenants agree to attorn to any foreclosing mortgagee at such mortgagee’s request, or obligate the Tenant thereunder to execute and deliver, upon request, a subordination, non-disturbance and attornment agreement on Lender’s form thereof.

(b)                                 All new Leases which are Major Leases or which do not satisfy the requirements of Section 5.7(a), and all terminations, renewals and amendments of Major Leases (or Leases which upon such renewal or amendment would become Major Leases) or such Leases which initially required Lender’s consent, and any surrender of rights under any Major Lease, shall be subject to the prior written consent of Lender.   Any Major Lease or termination, renewal, amendment or surrender thereof or of a Lease which upon such renewal or amendment would become a Major Lease (each, a “Lease Under Review”) must be submitted to Lender for approval, together with a summary of the material economic terms thereof and any termination and other material options contained therein and, in the case of a new Lease, a comparison of such Lease Under Review compared against the standard form of lease then being used by Presidents Borrower. Lender shall have ten (10) Business Days after its acknowledged receipt of a Lease Under Review to approve or disapprove the same or to request additional information or materials in connection with its review (the “Additional Due Diligence Material”). If Lender disapproves a Lease Under Review, Lender shall provide Presidents Borrower with a written explanation of the reasons for disapproval. If Lender has not approved or disapproved a Lease Under Review within ten (10) Business Days of its acknowledged receipt of such Lease Under Review (or within five (5) Business Days of its acknowledged receipt of the Additional Due Diligence Material, if any, (provided that, such Additional Due Diligence Material is received by Lender more than ten (5) Business Days after its acknowledged receipt of such Lease Under Review)), then such Lease Under Review shall be deemed approved, provided that Presidents Borrower has provided all other materials required to be submitted to Lender in connection with such request for approval of a Lease Under Review pursuant to this Section 5.7(b).

(c)                                  RKB Borrower shall cause Presidents Borrower to, and Borrower shall, (i) deliver to each new Tenant a Tenant Notice upon execution of such Tenant’s Lease, and promptly thereafter deliver to Lender a copy thereof and evidence of such Tenant’s receipt thereof; (ii) observe and perform all the material obligations imposed upon the lessor under the Leases (including, without limitation, any material obligations the potential current violations of which are referenced in the Exception Report); (iii) enforce all of the material terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed, short of termination thereof, except that Presidents Borrower may terminate any Lease following a material default thereunder by the respective Tenant; (iv) not collect any of the rents thereunder more than one month in advance; (v) not execute any assignment of lessor’s interest in the Leases or associated rents other than the Assignment of Rents and Leases; and (vi) not cancel or terminate any guarantee of any of the Major Leases without the prior written consent of Lender.

(d)                                 Security deposits of Tenants under all Leases, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Presidents Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender and, to the extent that the aggregate amount thereof exceeds $150,000, shall be pledged to Lender promptly following Lender’s request. Any bond or other instrument which Presidents Borrower is permitted to hold in lieu of cash security deposits under any applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as described above, shall be issued by an institution reasonably satisfactory to Lender, shall (if not prohibited by any Legal Requirements) name Lender as payee or mortgagee thereunder (or at Lender’s option, be fully assignable to Lender) or may name Presidents Borrower as payee thereunder so long as such bond or other instrument is pledged to Lender as security for the Indebtedness and shall, in all respects, comply with any applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, upon Lender’s request, provide Lender with evidence reasonably satisfactory to Lender of Presidents Borrower’s compliance with the foregoing. During the continuance of any Event of Default, RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, upon Lender’s request, deposit with Lender in an Eligible Account pledged to Lender an amount equal to the aggregate security deposits of the Tenants (and any interest theretofore earned on such security deposits and actually received by Presidents Borrower) which Presidents Borrower had not returned to the applicable Tenants or applied in accordance with the terms of the applicable Lease, and Lender shall hold such security deposits in a segregated account in accordance with the applicable Lease

(e)                                  Upon request of Lender, Presidents Borrower shall request from each Tenant (and Presidents Borrower shall use commercially reasonable and diligent efforts to obtain such certificate), and shall thereafter promptly deliver to Lender each estoppel certificate executed by any Tenant under a Lease as requested by Lender and delivered to Presidents Borrower, attesting to such facts regarding the Lease as Lender may require, including, but not limited to, attestations that each Lease covered thereby is in full force and effect with no material defaults thereunder on the part of any party, that none of the fixed rent, additional rent nor any other amounts payable under such Lease have been paid more than one month in advance, except as security, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease. Presidents Borrower shall not be required to request and deliver such certificates more frequently than one (1) time in any calendar year.

(f)                                    All Leases entered into after the date hereof shall provide that the Tenant is obligated to execute and deliver, upon request, estoppel certificates attesting to such facts regarding its Lease as Lender may reasonably require, including, but not limited to, attestations that such Lease covered thereby is in full force and effect with no material defaults thereunder on the part of any party, that none of the fixed rent, additional rent nor any other amounts payable under such Lease have been paid more than one month in advance, except as security, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

5.8.                              Plan Assets, etc. Borrower will do, or cause to be done, all things necessary to ensure that it will not be deemed to hold Plan Assets at any time.

5.9.                              Further Assurances. Borrower shall, at Borrower’s sole cost and expense, from time to time as reasonably requested by Lender, execute, acknowledge, record, register, file and/or deliver to Lender such other instruments, agreements, certificates and documents (including Uniform Commercial Code financing statements and amended or replacement mortgages) as Lender may reasonably request to evidence, confirm, perfect and maintain the Liens securing or intended to secure the obligations of Borrower under the Loan Documents or to facilitate a replacement of the Cash Management Bank pursuant to Section 3.1(c) or a bifurcation of the Notes pursuant to Section 9.7(a), in each case if requested by Lender, and do and execute all such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents as Lender shall reasonably request from time to time. Borrower hereby authorizes and appoints Lender as its attorney-in-fact to execute, acknowledge, record, register and/or file such instruments, agreements, certificates and documents, and to do and execute such acts, conveyances and assurances, should Borrower fail to do so itself in violation of this Agreement following written request from Lender, in each case without the signature of Borrower. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Borrower hereby ratifies all actions that such attorney shall lawfully take or cause to be taken in accordance with this Section 5.10.

5.10.                        Management of Collateral.

(a)                                  The Properties shall each be managed at all times by an Approved Property Manager pursuant to an Approved Management Agreement. Pursuant to the Subordination of Property Management Agreement or Agreements, each Approved Property Manager shall agree that its Approved Management Agreement, and all fees thereunder (including any incentive fees), are subject and subordinate to the Indebtedness. Presidents Borrower may from time to time appoint a successor manager, which successor manager shall be an Approved Property Managers, to manage the Properties pursuant to an Approved Management Agreement, and such successor manager shall execute for Lender’s benefit a Subordination of Property Management Agreement in form and substance reasonably satisfactory to Lender. The per annum fees of each Approved Property Manager (including any incentive fees) shall not, at any time, exceed four percent (4%) of the gross revenues of the relevant Property for the then most recently concluded Test Period.

(b)                                 RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, cause each Approved Property Manager (including any successor Approved Property Manager) to maintain at all times worker’s compensation insurance as required by Governmental Authorities.

(c)                                  RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall notify Lender in writing of any default of Presidents Borrower or an Approved Property Manager under any of the Approved Management Agreements, after the expiration of any applicable cure periods, of which Presidents Borrower has actual knowledge. Lender shall have the right, after reasonable notice to Borrower and in accordance with such Subordination of Management Agreement, to cure defaults of Presidents Borrower under such Approved Management Agreement. Any reasonable out-of-pocket expenses incurred by Lender to cure any such default shall constitute a part of the Indebtedness and shall be due from Borrower upon demand by Lender.

(d)                                 Upon the occurrence and during the continuance of an Event of Default, or a material default by an Approved Property Manager under an Approved Management Agreement after the expiration of any applicable cure period or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to an Approved Property Manager, Lender may, in its sole discretion, require Presidents Borrower to terminate the Approved Management Agreement and engage an Approved Property Manager selected by Lender to serve as replacement Approved Property Manager pursuant to an Approved Management Agreement.

5.11.                        Notice of Material Change. Borrower shall give Lender prompt notice (containing reasonable detail) of (x) any material change in the financial or physical condition of any of the Properties, as reasonably determined by Borrower, including the addition, termination or cancellation of any Major Lease and the termination or cancellation of terrorism or other insurance required by this Agreement, or (y) any litigation or governmental proceedings pending or threatened in writing against Borrower which is reasonably likely to have Material Adverse Effect.

5.12.                        Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each Fiscal Year, (i) RKB Borrower shall furnish to Lender, in hard copy and electronic format, a balance sheet of RKB Borrower as of the end of such year, together with related statements of income and equityholders’ capital for such Fiscal Year, audited by a “Big Four” accounting firm whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit or as to the status of RKB Borrower as a going concern, and (ii) Presidents Borrower shall furnish to Lender, in hard copy and electronic format, a balance sheet of Presidents Borrower as of the end of such year, together with related statements of income and equityholders’ capital for such Fiscal Year. Presidents Borrower’s annual financial statements shall be accompanied by a certificate executed by its chief financial officer, or by an authorized representative of Borrower, as applicable, stating that each such annual financial statement presents fairly and in all material respects the financial condition of the Properties being reported upon in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Upon the request of Lender, Presidents Borrower’s annual financial statement shall be audited by a “Big Four”

accounting firm whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit or as to the status of Presidents Borrower as a going concern. Together with Presidents Borrower’s annual audited financial statements, RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, furnish to Lender, in hard copy and electronic format:

(i)                                     a statement of cash flows;

(ii)                                  then current rent roll and occupancy reports;

(iii)                               an annual report for the most recently completed fiscal year, describing Capital Expenditures (stated separately with respect to any project costing in excess of $100,000), Tenant Improvements and Leasing Commissions; and

(iv)                              such other information as Lender shall reasonably request.

5.13.                        Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter (including year-end), Borrower shall furnish to Lender, in hard copy and electronic format, quarterly and year-to-date unaudited financial statements prepared for such fiscal quarter with respect to Borrower, including a balance sheet and operating statement as of the end of such Fiscal Quarter, together with related statements of income, equityholders’ capital and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct in all material respects and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such quarterly report shall be accompanied by the following, in hard copy and electronic format:

(i)                                     a statement in reasonable detail which calculates Net Operating Income for each of the Fiscal Quarters in the Test Period ending in such Fiscal Quarter, in the case of each such Fiscal Quarter, ending at the end thereof;

(ii)                                  in the case of the Presidents Borrower, copies of each of the Leases signed during such quarter, together with a summary thereof which shall include the Tenant’s name, lease term, base rent, Tenant Improvements, leasing commissions paid, free rent and other material tenant concessions;

(iii)                               in the case of the Presidents Borrower, then current rent roll and occupancy reports; and

(iv)                              such other information as Lender shall reasonably request.

5.14.                        Monthly Financial Statements. As soon as available, and in any event within 30 days after the end of each calendar month (other than the month of January and the last calendar month of a Fiscal Quarter), (i) Presidents Borrower shall furnish to Lender, in hard copy and electronic format, monthly and year-to-date unaudited financial statements prepared for the applicable month with respect to Presidents Borrower, including a balance sheet and operating statement as of the end of such month, together with related statements of income, equityholders’ capital and cash flows for such month and for the portion of the Fiscal Year ending with such month, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct in all material respects and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments, and (ii) RKB Borrower shall furnish to Lender, in hard copy or electronic format, statements of income and cash flows with respect to the RKB Borrower for such month and for the portion of the Fiscal Year ending with such month, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct in all material respects and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such monthly report shall be accompanied by the following:

(i)                                     in the case of the Presidents Borrower, a summary of Leases signed during such month, which summary shall include the Tenant’s name, lease term, base rent, escalations, Tenant Improvements, leasing commissions paid, free rent and other concessions;

(ii)                                  in the case of the Presidents Borrower, then current rent roll and occupancy reports; and

(iii)                               such other information as Lender shall reasonably request.

5.15.                        Insurance.

(a)                                  RKB Borrower shall cause Presidents Borrower to, and President Borrower shall, obtain and maintain with respect to the Properties, for the mutual benefit of Borrower and Lender at all times, the following policies of insurance:

(i)                                     insurance against loss or damage by standard perils included within the classification “All Risks Special Form Cause of Loss” (including coverage for damage caused by windstorm and hail). Such insurance shall (A) be in an aggregate amount equal to the full replacement cost of the Properties and fixtures (without deduction for physical depreciation, but exclusive of excavation, footings and foundations, landscaping and paving); (B) have deductibles acceptable to Lender (but in any event not in excess of $500,000); (C) be paid annually in advance; (D) contain a “Replacement Cost Endorsement” and an “Agreed Upon Amount Endorsement” with a waiver of depreciation; (E) include an ordinance or law coverage endorsement containing Coverage A: “Loss Due to Operation of Law” (with a minimum liability equal to replacement cost), Coverage B: “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages; (F) permit that the improvements and other property covered by such insurance be rebuilt at another location in the event that such improvements and other property cannot be rebuilt at the location on which they are situated as of the date hereof;

(ii)                                  Flood insurance if the Properties are located in a “100 Year Flood Plain” or “special hazard area” (including Zones A, B, C, V, X and Shaded X Areas) in an amount equal to the maximum limit of coverage available from FEMA/FIA, plus such excess limits reasonably requested by Lender, with a deductible not in excess of $25,000;

(iii)                               commercial general liability insurance, including broad form coverage of property damage, blanket contractual liability and personal injury (including death resulting therefrom), containing minimum limits per occurrence of not less than $1,000,000 with not less than a $2,000,000 general aggregate for any policy year. In addition, at least $20,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all related court costs and attorneys’ fees and disbursements;

(iv)                              rental loss and/or business interruption insurance covering the 18 month period commencing on the date of any Casualty or Condemnation, and containing an extended period of indemnity endorsement covering the 12 month period commencing on the date on which the applicable Property has been restored, as reasonably determined by the applicable insurer. The amount of such insurance shall be increased from time to time as and when the gross revenues from such Property increase;

(v)                                 insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions) and insurance against loss of occupancy or use arising from any breakdown, in such amounts as are generally available and are generally required by institutional lenders for properties comparable to the Properties;

(vi)                              worker’s compensation insurance with respect to all employees of Presidents Borrower as and to the extent required by any Governmental Authority or Legal Requirement and employer’s liability coverage of at least $1,000,000;

(vii)                           during any period of repair or restoration, “All Risk” builders insurance or “Course of Construction” insurance in non-reporting form, (A) covering any improvements under construction, being renovated or otherwise being altered, and (B) in an amount equal to not less than the full insurable value of each of the Properties against such risks (including fire and extended coverage and collapse of the improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender;

(viii)                        coverage to fully compensate for the cost of demolition and the increased cost of construction, renovation or alteration for the Properties;

(ix)                                coverage for terrorism (either as part of Presidents Borrower’s “All Risks” policy or as a separate policy), providing casualty, business interruption and liability coverage in an amount no less than the Maximum Loan Amount, if and to the extent that such coverage (i) is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the Properties or (ii) is otherwise available for an annual premium that is less than or equal to the Terrorism Premium Threshold (such annual premium to be computed after taking into account the effect of any subsidies or credits that may be provided to Presidents Borrower by or pursuant to any law, regulation, policy or other initiative relating to the purchase and/or maintenance of terrorism insurance enacted by any Governmental Authority). If neither clause (i) nor clause (ii) of the preceding sentence is satisfied, then RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, obtain terrorism coverage (at a premium, computed as set forth in the previous sentence, that does not exceed the Terrorism Premium Threshold) from such insurers, and with such coverage, as shall be acceptable to Lender in its reasonable discretion; and

(x)                                   such other insurance as may from time to time be reasonably required by Lender in order to protect its interests, including such insurance as may now be or hereafter becomes available that Lender reasonably deems prudent in light of then prevailing market or industry practices or applicable law.

(b)                                 All policies of insurance (the “Policies”) required pursuant to this Section 5.15 shall be issued by one or more primary insurers having a claims-paying ability of at least “A” or better or its equivalent by each of the Rating Agencies, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with carriers having such claims-paying ability ratings (provided that the first layers of coverage are from carriers having a claims-paying ability ratings of “A” or better and all such carriers shall have claims-paying ability ratings of not less than “BBB-” or better). Notwithstanding anything to the contrary herein, for purposes of determining whether the insurer ratings requirements set forth above have been satisfied, (1) any insurer that is not rated by Fitch will be regarded as having a Fitch rating that is the equivalent of the rating given to such insurer by any of Moody’s and S&P that does rate such insurer (or, if both such rating agencies rate such insurer, the lower of the two ratings), and (2) any insurer that is not rated by Moody’s will be regarded as having a Moody’s rating of “Baa2” or better if it is rated “BBB+” or better by S&P and will be regarded as having a Moody’s rating of “A2” or better if it is rated “A+” or better by S&P.

(c)                                  All Policies required pursuant to this Section 5.15:

(i)                                     shall be maintained throughout the term of the Loan without cost to Lender;

(ii)                                  with respect to casualty policies, shall contain a standard noncontributory mortgagee clause naming Lender and its successors and assigns as first mortgagee and loss payee;

(iii)                               with respect to liability policies, shall name Lender and its successors and assigns as additional insureds;

(iv)                              with respect to rental or business interruption insurance policies, shall name Lender and its successors and/or assigns as loss payee;

(v)                                 shall contain an endorsement providing that neither Presidents Borrower nor Lender nor any other party shall be a co-insurer under said Policies;

(vi)                              shall contain an endorsement providing that Lender shall receive at least 30 days’ prior written notice of any modification, reduction or cancellation thereof;

(vii)                           shall contain an endorsement providing that no act or negligence of Presidents Borrower or of a Tenant or other occupant shall affect the validity or enforceability of the insurance insofar as a mortgagee is concerned;

(viii)                        shall contain a waiver of subrogation against Lender;

(ix)                                shall contain deductibles which, in addition to complying with any other requirements expressly set forth in Section 5.15(a), are acceptable to Lender and are no larger than is customary for similar policies covering similar properties in the geographic market in which the applicable Property is located and in any event no larger than $250,000;

(x)                                   may be in the form of a blanket policy, provided that RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, provide evidence satisfactory to Lender that the insurance premiums for the Properties are separately allocated under such Policy to the Properties and that (i) payment of such allocated amount shall maintain the effectiveness of such Policy as to the Properties notwithstanding the failure of payment of any other portion of premiums, and (ii) overall insurance limits will under no circumstance limit the amount that will be paid in respect of the Properties, and provided further that any such blanket policy shall contain an amendment setting forth that (A) the aggregate limit under such policy shall apply separately to each property covered thereunder, and (B) unless otherwise agreed to by Lender, the limit of such policy shall be a “true blanket limit” and not limited by a schedule of values for the properties covered thereby.

Any policies of insurance maintained by Presidents Borrower but not required hereunder shall comply with clauses (ii), (iii), (v), (vii) and (viii) above.

(d)                                 RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, pay the premiums for all Policies as the same become due and payable. Copies of such Policies, certified as true and correct by Borrower, or certificates thereof (on ACCORD Form 28) shall be delivered to Lender promptly upon request. Not later than 30 days prior to the expiration date of each Policy, RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall deliver to Lender evidence, reasonably satisfactory to Lender, of its renewal.

(e)                                  Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall cause the RKB Subsidiaries to maintain insurance in respect of the RKB Properties that is in compliance with the applicable RKB Subsidiary Loan Documents, or if the applicable RKB Subsidiary Loan Documents do not require the RKB Subsidiaries to maintain such insurance, then RKB Borrower shall cause the RKB Subsidiaries to maintain insurance in respect of the RKB Properties consistent with that maintained by prudent owners of real property similar to the respective RKB Properties in the areas in which they are located.

5.16.                        Casualty and Condemnation.

(a)                                  Borrower shall give prompt notice to Lender of any Casualty or Condemnation. Lender may (x) jointly with Presidents Borrower settle and adjust any claims, (y) during the continuance of an Event of Default, settle and adjust any claims without the consent or cooperation of Presidents Borrower, or (z) allow Presidents Borrower to settle and adjust any claims; except that if no Event of Default has occurred and is continuing, Presidents Borrower may settle and adjust claims aggregating not in excess of $500,000 if such settlement or adjustment is carried out in a competent and timely manner, but Lender shall be entitled to collect and receive (as set forth below) any and all Loss Proceeds. The reasonable expenses incurred by Lender in the adjustment and collection of Loss Proceeds shall become part of the Indebtedness and shall be reimbursed by Borrower to Lender upon demand therefor.

(b)                                 All Loss Proceeds from any Casualty or Condemnation shall be immediately deposited into the Loss Proceeds Account (monthly rental loss/business interruption proceeds to be initially deposited into the Loss Proceeds Account and subsequently deposited into the Presidents Cash Management Account in installments as and when the lost rental income covered by such proceeds would have been payable). If any Condemnation or Casualty occurs as to which, in the reasonable judgment of Lender:

(i)                                     in the case of a Casualty of any of the Properties, the cost of restoration would not exceed 25% of the Maximum Loan Amount and the Casualty does not render result in the cancellation of Leases covering, more than 25% of the gross rentable area of such Property, or result in cancellation of Leases covering more than 25% of the base contractual rental revenue of the such Property;

(ii)                                  in the case of a Condemnation of any of the Properties, the Condemnation does not render untenantable, or result in the cancellation of Leases covering, more than 15% of the gross rentable area of such Property;

(iii)                               restoration of any of the Properties is reasonably expected to be completed prior to the expiration of rental interruption insurance and at least six months prior to the Maturity Date; and

(iv)                              after such restoration, the fair market value of any restored Property is reasonably expected to equal at least the fair market value of such Property immediately prior to such Condemnation or Casualty (assuming the affected portion of such Property is relet);

or if Lender otherwise elects to allow Presidents Borrower to restore any of the Properties, then the Loss Proceeds after receipt thereof by Lender and reimbursement of any reasonable expenses incurred by Lender in connection therewith shall be applied to the cost of restoring, repairing, replacing or rebuilding each of such Properties or part thereof subject to the Casualty or Condemnation, in the manner set forth below (and RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, commence as promptly and diligently as practicable to prosecute such restoring, repairing, replacing or rebuilding of such Properties in a workmanlike fashion and in accordance with applicable law to a status at least equivalent to the quality and character of such Properties immediately prior to the Condemnation or Casualty). Provided that no Event of Default shall have occurred and be then continuing, Lender shall disburse Loss Proceeds to Presidents Borrower upon Lender’s being furnished with (i) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, (ii) funds, or assurances reasonably satisfactory to Lender that such funds are available and sufficient in addition to any remaining Loss Proceeds, to complete the proposed restoration, and (iii) such architect’s certificates, waivers of lien, contractor’s sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably request; and Lender may, in any event, require that all plans and specifications for restoration reasonably estimated by Lender to exceed $500,000 be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld). If Lender reasonably estimates that the cost to restore will exceed $500,000, Lender may retain a local construction consultant to inspect such work and review Presidents Borrower’s request for payments and RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, on demand by Lender, reimburse Lender for the reasonable fees and expenses of such consultant (which fees and expenses shall constitute Indebtedness). No payment shall exceed 90% of the value of the work performed from time to time until such time as 50% of the restoration (calculated based on the anticipated aggregate cost of the work) has been completed, and amounts retained prior to completion of 50% of the restoration shall not be paid prior to the final completion of the restoration. Funds other than Loss Proceeds shall be disbursed prior to disbursement of such Loss Proceeds, and at all times the undisbursed balance of such proceeds remaining in the Loss Proceeds Account, together with any additional funds irrevocably and unconditionally deposited therein or irrevocably and unconditionally committed for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration free and clear of all Liens or claims for Lien.

(c)                                  RKB Borrower shall cause Presidents Borrower to, and Presidents Borrower shall, cooperate with Lender in obtaining for Lender the benefits of any Loss Proceeds lawfully or equitably payable to Lender in connection with the Properties. Lender shall be reimbursed for any expenses reasonably incurred in connection therewith (including reasonable attorneys’ fees and disbursements, and, if reasonably necessary to collect such proceeds, the expense of an Appraisal on behalf of Lender) out of such Loss Proceeds or, if insufficient for such purpose, by Borrower.

(d)                                 If Presidents Borrower is not entitled to apply Loss Proceeds toward the restoration of one of the Properties pursuant to Section 5.16(b) and Lender elects not to permit such Loss Proceeds to be so applied, such Loss Proceeds shall be applied on the first Payment Date following such election to the prepayment of the Loan and shall be accompanied by interest through the end of the applicable Interest Accrual Period (calculated as if the amount prepaid were outstanding for the entire Interest Accrual Period). All prepayments of the Loan made in accordance with this Section 5.16(d) shall be applied first to the Senior Loan until the Senior Principal Indebtedness has been reduced to zero, and then to the Junior Loan until the Junior Principal Indebtedness has been reduced to zero.

5.17.                        Annual Budget. Borrower has previously delivered to Lender the Annual Budget for the Properties for the 2005 Fiscal Year. At least 45 days prior to the commencement of each subsequent Fiscal Year during the term of the Loan, RKB Borrower shall cause

Presidents Borrower to, and Presidents Borrower shall deliver to Lender an Annual Budget for the Properties for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions to the Annual Budget. Any such Annual Budget and any such revisions shall be subject to Lender’s approval (the Annual Budget, as so approved, the “Approved Annual Budget”); provided, however, that Presidents Borrower shall not amend any Approved Annual Budget more than once in any 60-day period.

5.18.                        General Indemnity. Borrower, shall indemnify, reimburse, defend and hold harmless Lender and its officers, directors, employees and agents (collectively, the “Indemnified Parties”) for, from and against any and all Damages of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Indemnified Parties, in any way relating to or arising out of the making or holding or enforcement of the Loan by Lender or the administration of the Transaction to the extent resulting, directly or indirectly, from any claim (including any Environmental Claim) made (whether or not in connection with any legal action, suit, or proceeding) by or on behalf of any Person; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for its own fraud, bad faith, gross negligence or willful misconduct. The provisions of and undertakings and indemnification set forth in this Section 5.18 shall survive the satisfaction and payment in full of the Indebtedness and termination of this Agreement.

5.19.                        RKB Covenants. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall, and shall cause the RKB Subsidiaries to, comply with all terms and conditions of the RKB Subsidiary Loan Documents.

5.20.                        RKB Capital Call. During the continuance of an Event of Default and prior to such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall exercise such right that it may have to require the RKB Investors to make equity contributions to RKB Borrower, at such time or times (a “Capital Call Date”) and in such amounts, equal in the aggregate to the lesser of (x) the maximum contribution the RKB Borrower or its general partner is permitted to require on and as of each such Capital Call Date pursuant to the RKB Borrower Partnership Agreement and (y) the amount required to pay the Junior Indebtedness in full, and all amounts so contributed shall be remitted directly to Lender for application toward repayment of the Junior Indebtedness.

ARTICLE VI

NEGATIVE COVENANTS

6.1.                              Liens on the Properties. Presidents Borrower shall not permit or suffer the existence of any Lien on any of its assets, other than Permitted Encumbrances. Until such time that the Junior Indebtedness has been reduced to zero, (i) RKB Borrower shall not permit or suffer the existence of any Lien on the RKB Collateral, and (ii) RKB Borrower shall not permit or suffer any Lien on the RKB Properties, other than RKB Permitted Encumbrances.

6.2.                              Ownership. Presidents Borrower shall not own any assets other than the Properties and related personal property and fixtures located therein or used in connection therewith. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not own any assets other than (i) 100% of the equity interests in Presidents Borrower, (ii) 100% of the equity interests in RKB Subsidiaries that have executed and delivered to Lender Distribution Acknowledgments, and (iii) assets related to the foregoing equity interests (including, without limitation, the RKB Collateral).

6.3.                              Transfer. Borrower shall not Transfer any Collateral other than the replacement or other disposition of obsolete or non-useful personal property and fixtures in the ordinary course of business, and Presidents Borrower shall not hereafter file a declaration of condominium with respect to the Properties. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not permit the Transfer of any RKB Property or any equity interest in RPT Holding LLC, unless the Net RKB Capital Event Proceeds derived therefrom are applied toward repayment of the Loan in accordance with Section 1.3(e), and in the case of RPT Holding LLC, the same does not constitute a Change of Control.

6.4.                              Debt. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, have any Debt, other than Permitted Debt. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not permit any RKB Subsidiary to have any Debt other than (i) Debt existing as of the date hereof pursuant to the RKB Subsidiary Loan Documents or that is otherwise approved by Lender and (ii) ordinary and customary trade payables not represented by a note and customarily paid by the applicable RKB Subsidiary within 60 days of incurrence.

6.5.                              Dissolution; Merger or Consolidation. Borrower shall not dissolve, terminate, liquidate, merge with or consolidate into another Person. RKB Borrower shall not permit Presidents Borrower, RPT Holding LLC, RPT Holding LLC’s Single Purpose Equityholder or, until such time that the Junior Indebtedness has been reduced to zero, any RKB Subsidiary, to dissolve, terminate, liquidate, merge with or consolidate into another Person.

6.6.                              Change in Business. Presidents Borrower and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not make any material change in the scope or nature of its business objectives, purposes or operations or undertake or participate in activities other than the continuance of its present business.

6.7.                              Debt Cancellation. Presidents Borrower and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not cancel or otherwise forgive or release any material claim or Debt owed to it by any Person, except for adequate consideration or in the ordinary course of its business.

6.8.                              Affiliate Transactions. Presidents Borrower, and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not enter into, or be a party to, any transaction with any affiliate of Borrower, except on terms which are no less favorable to Borrower than would be obtained in a comparable arm’s length transaction with an unrelated third party.

6.9.                              Misapplication of Funds. (i) RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, (a) distribute any Revenue or Loss Proceeds in violation of the provisions of this Agreement (and Borrower shall promptly cause the reversal of any such distributions made in error of which Borrower becomes aware), (b) fail to remit amounts to the Presidents Cash Management Account as required by Section 3.1, or (c) misappropriate any security deposit or portion thereof.

(ii)                                  Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not (a) permit Net RKB Capital Event Proceeds or distributions of RKB Excess Cash Flow to be applied or distributed in violation of the provisions of this Agreement (and Borrower shall promptly cause the reversal of any such distributions made in error of which Borrower becomes aware) or (b) fail to remit amounts to the RKB Cash Management Account as required by Section 3.1.

6.10.                        Place of Business. Borrower shall not change its chief executive office or its principal place of business without giving Lender at least 30 days’ prior written notice thereof and promptly providing Lender such information and replacement Uniform Commercial Code financing statements as Lender may reasonably request in connection therewith.

6.11.                        Modifications and Waivers. Unless otherwise consented to in writing by Lender:

(i)                                     RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, amend, modify, terminate, renew, or surrender any rights or remedies under any Lease, or enter into any Lease, except in compliance with Section 5.7;

(ii)                                  Presidents Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not terminate, amend or modify its organizational documents (including, without limitation, any operating agreement, limited partnership agreement, by-laws, certificate of formation, certificate of limited partnership or certificate of incorporation); provided, however, that RKB Borrower shall be permitted to amend the RKB Borrower Partnership Agreement so long any such amendment would not (w) reduce the economic rights of RKB Washington Property Fund 1 (General Partner) LLC under the RKB Borrower Partnership Agreement other than by reason of dilution arising from additional capital contributions to RKB Borrower, (x) result in a Change of Control, (y) violate clause (vii) of this Section 6.11. or (z) otherwise adversely affect the Collateral or Lender’s rights under this Agreement or any other Loan Document;

(iii)                               RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, terminate, amend or modify the Approved Management Agreement;

(iv)                              RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not amend, modify, surrender or waive any material rights or remedies under, or enter into or terminate, any Material Agreement;

(vi)                              Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not permit any RKB Subsidiary to terminate, amend or modify any RKB Subsidiary Loan Document;

(vii)                           Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not terminate, amend or modify any agreement relating to its right to require equity contributions from the RKB Investors (including, without limitation, the RKB Borrower Partnership Agreement) the effect of which would be to reduce the amount of equity contributions the RKB Investors are required to make from that required under the Partnership Agreement in effect as of the date hereof or delay the timing of such equity contributions from that required under the Partnership Agreement in effect as of the date hereof; and

(viii)                        Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall not permit the Kleinwort Benson Pledge to secure a credit facility or other indebtedness in excess of $1,990,000, unless pursuant to a Kleinwort Benson Permitted Modified Pledge.

6.12.                        ERISA.

(a)                                  Presidents Borrower and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not maintain or contribute to, or agree to maintain or contribute to, or permit any ERISA Affiliate of Borrower to maintain or contribute to or agree to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code.

(b)                                 Presidents Borrower and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under federal, state or local laws, rules or regulations or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Notes, this Agreement, the Mortgage or any other Loan Document) to be a non-exempt prohibited transaction under such provisions.

6.13.                        Alterations and Expansions. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, perform or contract to perform any Capital Expenditures that are not consistent with the Approved Annual Budget. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, perform or contract to perform any Material Alteration without the prior written consent of Lender, which consent (in the absence of an Event of Default) shall not be unreasonably withheld. If Lender’s consent is requested hereunder with respect to a Material Alteration, Lender may retain a construction consultant to review such request and, if such request is granted, Lender may retain a construction consultant to inspect the work from time to time. Borrower shall, on demand by Lender, reimburse Lender for the reasonable fees and disbursements of such consultant.

6.14.                        Advances and Investments. Presidents Borrower and, until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower, shall not lend money or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except for Permitted Investments.

6.15.                        Single-Purpose Entity. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, cease to be a Single-Purpose Entity.

6.16.                        Zoning and Uses. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, do any of the following:

(i)                                     initiate or support any limiting change in the permitted uses of any of the Properties (or to the extent applicable, zoning reclassification of any of the Properties) or any portion thereof, seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to the Properties, or use or permit the use of any of the Properties in a manner that would result in the use of the Properties becoming a nonconforming use under applicable land-use restrictions or zoning ordinances or that would violate the terms of any Lease, operating agreement, Legal Requirement or Permitted Encumbrance;

(ii)                                  consent to any modification, amendment or supplement to any of the terms of any Permitted Encumbrance in a manner adverse to the interests of Lender;

(iii)                               impose or consent to the imposition of any restrictive covenants, easements or encumbrances upon any Property in any manner that adversely affects in any material respect its value, utility or transferability;

(iv)                              execute or file any subdivision plat affecting the Properties, or institute, or permit the institution of, proceedings to alter any tax lot comprising the Properties; or

(v)                                 permit or consent to any of the Properties being used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

6.17.                        Waste. RKB Borrower shall not permit Presidents Borrower to, and Presidents Borrower shall not, commit or permit any Waste on the Properties, nor take any actions that might invalidate any insurance carried on the Properties (and Borrower shall promptly correct any such actions of which Borrower becomes aware).

ARTICLE VII

DEFAULTS

7.1.                              Event of Default. The occurrence of any one or more of the following events shall be, and shall constitute the commencement of, an “Event of Default” hereunder (any Event of Default which has occurred shall continue unless and until waived by Lender in its sole discretion):

(a)                                  Payment.

(i)                                     Borrower shall default in the payment when due of any principal or interest owing hereunder or under the Notes (including any mandatory prepayment required hereunder) or any amount required to be paid to Lender under Article III; or

(ii)                                  Borrower shall default, and such default shall continue for at least five Business Days after notice to Borrower that such amounts are owing, in the payment when due of fees, expenses or other amounts owing hereunder, under the Notes or under any of the other Loan Documents (other than principal and interest owing hereunder or under the Notes or any amount required to be paid to Lender under Article III).

(b)                                 Representations. Any representation made by Borrower in any of the Loan Documents, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect (or, with respect to any representation which itself contains a materiality qualifier, in any respect) as of the date such representation was made, and such representation or warranty shall, if the condition that gave rise to the breach of representation or warranty is susceptible of being cured, remain untrue or incorrect in a material respect for a period ending thirty (30) days after Borrower shall receive written notice of the falsity or inaccuracy of such representation or warranty from Lender; provided, however, that if the breach of the representation or warranty is susceptible of cure but cannot reasonably be cured within such thirty (30)-day period and Borrower shall have commenced to cure such breach within such thirty (30)-day period and thereafter diligently and expeditiously proceeds to cure the same, Borrower shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of one hundred twenty (120) days from the original notice.

(c)                                  Other Loan Documents. Any Loan Document shall fail to be in full force and effect or to convey the material Liens, rights, powers and privileges purported to be created thereby; or a default shall occur under any of the other Loan Documents beyond the expiration of the cure period set forth in Section 7.1(i).

(d)                                 Bankruptcy, etc.

(i)                                     any Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or, prior to such time that the Junior Indebtedness has been paid in full, any RKB Subsidiary, shall commence a voluntary case concerning itself under Title 11 of the United States Code (as amended, modified, succeeded or replaced, from time to time, the “Bankruptcy Code”);

(ii)                                  any Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder or, prior to such time that the Junior Indebtedness has been paid in full, any RKB Subsidiary, shall commence any other proceeding under any reorganization, arrangement, adjustment of debt, relief of creditors, dissolution, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating thereto, or shall dissolve or otherwise cease to exist;

(iii)                               there is commenced against any Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder an involuntary case under the Bankruptcy Code, or any such other proceeding, which remains undismissed for a period of 60 days after commencement;

(iv)                              any Borrower, RPT Holding LLC, or RPT Holding LLC’s Single-Purpose Equityholder is adjudicated insolvent or bankrupt;

(v)                                 any Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder suffers appointment of any custodian or the like for it or for any substantial portion of its property and such appointment continues unchanged or unstayed for a period of 60 days after commencement of such appointment;

(vi)                              any Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder makes a general assignment for the benefit of creditors; or

(vii)                           any action is taken by Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder for the purpose of effecting any of the foregoing.

(e)                                  Change of Control. A Change of Control shall occur, unless Lender consents thereto in writing in Lender’s sole and absolute discretion.

(f)                                    Equity Pledge; Preferred Equity. Any direct or indirect equity interest in or right to distributions from any Presidents Borrower, or until such time that the Junior Indebtedness has been reduced to zero, any RKB Subsidiary, shall be subject to a Lien in favor of any Person, or any Borrower or RKB Subsidiary or any holder of a direct or indirect interest in any of them shall issue preferred equity (or debt granting the holder thereof rights substantially similar to those generally associated with preferred equity); except that the following shall be permitted:

(i)                                     at such time that the Junior Indebtedness has been reduced to zero, any pledge of direct or indirect equity interest in and/or rights to distributions from RKB Borrower or the issuance of preferred equity interests in RKB Borrower;

(ii)                                  prior to such time that the Junior Indebtedness has been reduced to zero, any pledge of direct or indirect equity interests in and/or rights to distributions from any partner of RKB Borrower the foreclosure on which would not constitute a Change of Control; or

(iii)                               the issuance of preferred equity interests in RKB Borrower (provided the holder of such preferred equity interests executes and delivers to Lender an agreement in substantially the form of the Agreement of Partners delivered to Lender on the Closing Date, and the exercise by such holder of its rights under such preferred equity interests (following a default or otherwise) would not be a Change of Control); and

(iv)                              the Kleinwort Benson Pledge or any Kleinwort Benson Permitted Modified Pledge.

For purposes hereof, “preferred equity” means equity that upon the occurrence of a default with respect to such preferred equity can result in increased ownership or voting rights of the holder of such preferred equity.

(g)                                 Insurance. Borrower shall fail to maintain in full force and effect all Policies required hereunder.

(h)                                 ERISA; Negative Covenants. A default shall occur in the due performance or observance by Borrower of any term, covenant or agreement contained in Section 5.8 or in Article VI.

(i)                                     Cross Default. Until such time that the Junior Indebtedness has been reduced to zero, a default shall occur under any of the RKB Subsidiary Loan Documents after the expiration of any applicable cure period and the lender thereunder elects to accelerate the loan evidenced by such RKB Subsidiary Loan Documents.

(j)                                     RKB Borrower Net Worth. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall fail to maintain a minimum net worth (determined in accordance with GAAP, but without reduction for depreciation or amortization) equal to or greater than the RKB Closing Date Net Worth.

(k)                                  Net RKB Capital Event Proceeds. Until such time that the Junior Indebtedness has been reduced to zero, RKB Borrower shall fail to cause Net RKB Capital Event Proceeds or the proceeds of any initial public offering toward the repayment of the Loan in accordance with Sections 1.3(d) and (e), as applicable.

(1)                                  Other Covenants. A default shall occur in the due performance or observance by Borrower of any term, covenant or agreement (other than those referred to in subsections (a) through (k), inclusive, of this Section 7.1) contained in this Agreement or in any of the other Loan Documents, except that if such default referred to in this subsection (1) is susceptible of being cured, such default shall not constitute an Event of Default unless and until it shall remain uncured for 10 days after Borrower receives written notice thereof, for a default which can be cured by the payment of money, or for 30 days after Borrower receives written notice thereof, for a default which cannot be cured by the payment of money; and if a default cannot be cured by the payment of money but is susceptible of being cured and cannot reasonably be cured within such 30-day period, and Borrower commences to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, Borrower shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of 90 days from the original notice.

7.2.                              Remedies.

(a)                                  During the continuance of an Event of Default, Lender may by written notice to Borrower, in addition to any other rights or remedies available pursuant to this Agreement, the Notes, the Mortgage and the other Loan Documents, at law or in equity, declare by written notice to Borrower all or any portion of the Indebtedness to be immediately due and payable, whereupon all or such portion of the Indebtedness shall so become due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Properties (including all rights or remedies available at law or in equity); provided, however, that, notwithstanding the foregoing, if an Event of Default specified in paragraph 7.1 (d) shall occur, then the Indebtedness shall immediately become due and payable without the giving of any notice or other action by Lender. Any actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in this Agreement or in the other Loan Documents.

(b)                                 If Lender forecloses on the Properties, Lender shall apply all net proceeds of such foreclosure to repay the Indebtedness, the Indebtedness shall be reduced to the extent of such net proceeds and the remaining portion of the Indebtedness shall remain outstanding and secured by the Properties and the other Loan Documents, it being understood and agreed by Borrower that Borrower is liable for the repayment of all the Indebtedness; provided, however, that at the election of Lender, the Notes shall be deemed to have been accelerated only to the extent of the net proceeds actually received by Lender with respect to the Properties and applied in reduction of the Indebtedness.

(c)                                  During the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, take any action to cure such Event of Default. Lender may enter upon any or all of the Properties upon reasonable notice to Borrower for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Properties or to foreclose the Mortgage or collect the Indebtedness. The costs and expenses incurred by Lender in exercising rights under this paragraph (including reasonable attorneys’ fees), with interest at the Default Rate for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Indebtedness, shall be secured by the Mortgage, the Equity Pledge Agreement, the Distribution Rights Pledge Agreement and the other Loan Documents and shall be due and payable to Lender upon demand therefor.

(d)                                 Interest shall accrue on any judgment obtained by Lender in connection with its enforcement of the Loan at a rate of interest equal to the Default Rate.

7.3.                              No Waiver. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed by Lender to be expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.

7.4.                              Application of Payments after an Event of Default. Notwithstanding anything to the contrary contained herein, during the continuance of an Event of Default, all amounts received by Lender in respect of the Loan shall be applied at Lender’s sole discretion either toward the components of the Indebtedness (e.g., Lender’s expenses in enforcing the Loan, interest, principal and other amounts payable hereunder) and the Notes in such sequence as Lender shall elect in its sole discretion, or toward the payment of Taxes, Operating Expenses and Capital Expenditures.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1.                              Conditions Precedent to Closing. This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 9.3):

(a)                                  Loan Documents. Lender shall have received a duly executed copy of each Loan Document. Each Loan Document which is to be recorded in the public records shall be in form suitable for recording.

(b)                                 Collateral Accounts. Each of the Collateral Accounts shall have been established with the Cash Management Bank and funded to the extent required under Article III.

(c)                                  Opinions of Counsel. Lender shall have received (i) a legal opinion from Arent Fox PLLC with respect to the laws of the States of New York and Delaware and the Commonwealth of Virginia in form satisfactory to Lender, and (ii) a legal opinion from Glazer & Siegel, PLLC with respect to certain matters in form satisfactory to Lender.

(d)                                 Organizational Documents. Lender shall have received all documents reasonably requested by Lender relating to the existence of Borrower, RPT Holding LLC, RPT Holding LLC’s Single-Purpose Equityholder, the validity of the Loan Documents and other matters relating thereto, in form and substance satisfactory to Lender, including, but not limited to:

(i)                                     Authorizing Resolutions. A certified copy of the resolutions of the board of managers of Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder or provisions in the operating agreement of Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder, as applicable, approving and adopting the Loan Documents to be executed by Borrower or RPT Holding LLC, as the case may be, and authorizing the execution and delivery thereof.

(ii)                                  Organizational Documents. Certified copies of the organizational documents of Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder (including any certificate of formation, certificate of limited partnership, certificate of incorporation, operating agreement, limited partnership agreement or by-laws), in each case together with all amendments thereto.

(iii)                               Certificates of Good Standing or Existence. Certificates of good standing or existence for Borrower, RPT Holding LLC and RPT Holding LLC’s Single-Purpose Equityholder issued as of a recent date by its state of organization and by the state in which the Properties are located.

(e)                                  Lease; Material Agreements. Lender shall have received true and complete copies of all Leases and all Material Agreements.

(f)                                    Lien Search Reports. Lender shall have received satisfactory reports of Uniform Commercial Code, tax lien and judgment searches conducted by a search firm acceptable to Lender with respect to the Properties, RKB Borrower, RPT Holding LLC, Individual Sponsors and RKB Investors (except for RKB/Republic Capital, LLC), such searches to be conducted in such locations as Lender shall have requested.

(g)                                 No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after the execution and delivery of this Agreement.

(h)                                 No Injunction. No Legal Requirement shall exist, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transaction.

(i)                                     Representations. The representations in this Agreement and in the other Loan Documents shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on such date.

(j)                                     Estoppel Letters. Lender shall have received estoppel letters in form and substance satisfactory to Lender from Tenants occupying, in the aggregate, not less than 85% of the aggregate occupied rentable square feet in any of the Properties, which estoppel letters shall include estoppel letters from the Tenants under each Major Lease

(k)                                  No Material Adverse Effect. No event or series of events shall have occurred which Lender reasonably believes has had or is reasonably likely to have a Material Adverse Effect.

(1)                                  Transaction Costs. Borrower shall have paid all Transaction Costs (or provided for the direct payment of such Transaction Costs by Lender from the proceeds of the Loan).

(m)                               Insurance. Lender shall have received certificates of insurance on ACORD Form 28, demonstrating insurance coverage in respect of the Properties of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in this Agreement. Such certificates shall indicate that Lender and its successors and assigns are named as additional insured on each liability policy, and that each casualty policy and rental interruption policy contains a loss payee and mortgagee endorsement in favor of Lender, its successors and assigns.

(n)                                 Title. Lender shall have received a marked, signed commitment to issue, or a pro-forma version of, a Qualified Title Insurance Policy in respect of the Properties, listing only such exceptions as are reasonably satisfactory to Lender.

(o)                                Zoning. Lender shall have received evidence reasonably satisfactory to Lender that the Properties are in compliance with all applicable zoning requirements (including zoning reports, zoning endorsements if obtainable and a letter from the applicable municipalities if obtainable).

(p)                                 Permits; Certificate of Occupancy. Lender shall have received a copy of all Permits necessary for the use and operation of the Properties and the certificate(s) of occupancy, if required, for the Properties, all of which shall be in form and substance reasonably satisfactory to Lender.

(q)                                 Engineering Report. Lender shall have received a current Engineering Report with respect to the Properties, which report shall be in form and substance reasonably satisfactory to Lender.

(r)                                    Environmental Report. Lender shall have received Environmental Reports (not more than six months old) with respect to each of the Properties which discloses no material environmental contingencies with respect to the Properties.

(s)                                  Qualified Survey. Lender shall have received a Qualified Survey with respect to the Properties in form and substance reasonably satisfactory to Lender.

(t)                                    Appraisal. Lender shall have obtained an Appraisal of the Properties satisfactory to Lender.

(u)                                 Consents, Licenses, Approvals, etc. Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

(v)                                 Financial Information. Lender shall have received financial information relating to Sponsor, Borrower and the Properties which is satisfactory to Lender.

(w)                               Annual Budget. Lender shall have received the 2005 Annual Budget with respect to the Properties.

(x)                                 Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by Lender. All corporate and other proceedings, all other documents (including all documents referred to in this Agreement and not appearing as exhibits to this Agreement) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to Lender.

8.2.                              Conditions Precedent to TI/LC Advances. Lender shall not fund any TI/LC Advance unless and until all of the following conditions shall have been satisfied with respect to such TI/LC Advance to Lender’s satisfaction (or waived in accordance with Section 9.3) at Borrower’s sole cost and expense as of the date such TI/LC Advance is to be made:

(a)                                  Notice of Borrowing. Borrower shall have delivered to Lender, at least 5 Business Days prior to the date of the requested TI/LC Advance, a written notice, in the form of Exhibit E, specifying the Payment Date (on or prior to the Final TI/LC Advance Date) on which such TI/LC Advance is to be made and specifying the amount thereof, together with invoices or other evidence reasonably satisfactory to Lender of the incurrence of the Tenant Improvement or Leasing Commission expense for which payment or reimbursement is sought.

(b)                                 No Default. No monetary default or any other Event of Default shall have occurred and then be continuing or shall result from the funding of such TI/LC Advance.

(c)                                  Officer’s Certificate. Borrower shall deliver to Lender an Officer’s Certificate certifying that (i) the costs for which the TI/LC Advance is requested have been previously paid by Borrower or will be paid from the proceeds of the requested disbursement, and Borrower has applied all previous TI/LC Advances for the purposes for which they were requested, and (ii) the representations and warranties contained in Article IV are true and correct on the date of such request, and will be true and correct on the date of the TI/LC Advance, as if made on the date thereof.

(d)                                 Lien Releases. If requested by Lender with respect to Tenant Improvements, such TI/LC Advance shall be conditioned on (i) Lender’s receipt of lien releases or waivers from any contractors, subcontractors and others with respect to previous TI/LC Advances; and (ii) a reasonably satisfactory site inspection.

(e)                                  Title Insurance. Lender shall have received a so-called “date down endorsement” to the Qualified Title Insurance Policy bringing the effective date of coverage of such policy to the date the subject TI/LC Advance is made, showing no exceptions to the Liens of the Mortgages other than the Permitted Encumbrances and showing that the amount of coverage provided by such Qualified Title Insurance Policy shall be, upon the making of such TI/LC Advance, equal to the Principal Indebtedness after giving effect to such TI/LC Advance.

(f)                                    Intentionally Omitted.

(g)                                 Leases. The Lease in respect of which the TI/LC Advance is requested shall have been entered into in accordance with Section 5.7.

(h)                                 In Balance. Lender shall be satisfied that after giving effect to the proposed TI/LC Advance, and taking into account the limitations set forth in clause (i) below, the Unfunded TI/LC Advance Amount will be sufficient to pay for all then-required Tenant Improvements and Leasing Commissions at the Properties and all Tenant Improvements and Leasing Commissions in respect of the applicable Lease, or in each case Sponsor shall have deposited into a subaccount of the Presidents Cash Management Account sufficient additional funds (the “Deficiency Deposit”) to cover the amount of the deficiency. All Deficiency Deposits, if any, shall be additional Collateral and disbursed by Lender to Borrower prior to any subsequent TI/LC Advance pursuant to the terms and conditions hereof (excluding the limitations set forth in clause (i)) as if such amounts constituted a portion of the Unfunded TI/LC Advance Amount.

(i)                                     Advance Thresholds. The aggregate amount of TI/LC Advances in respect of any Lease, after giving effect to the proposed TI/LC Advance, shall not exceed the TI/LC Advance Threshold applicable to such Lease. Notwithstanding the foregoing, subject to Lender’s written consent, to the extent the TI/LC Advance Threshold applicable to any particular

Lease is in excess of the aggregate TI/LC Advances made in respect of such Lease, Borrower may add such excess to the TI/LC Advance Threshold applicable to another Lease.

(j)                                     Draw Fee; Expenses. Borrower shall have paid to Lender, in connection with each TI/LC Advance (i) all reasonable out-of-pocket costs and expenses incurred by Lender (including, without limitation, reasonable attorney fees and costs and expenses incurred by Lender in determining the satisfaction of each of the conditions precedent for such TI/LC Advance) and (ii) a draw fee in an amount equal to $3,000.

(k)                                  No Material Adverse Effect. No event or series of events shall have occurred which Lender reasonably believes has had or is reasonably likely to have a Material Adverse Effect.

ARTICLE IX

MISCELLANEOUS

9.1.                              Successors. Except as otherwise provided in this Agreement, whenever in this Agreement any of the parties to this Agreement is referred to, such reference shall be deemed to include the permitted successors and permitted assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of Lender and its successors and assigns.

9.11.                        GOVERNING LAW.

(A)                              THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)                                ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR SPONSOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN ANY ACTION IN RESPECT OF THE CREATION, PERFECTION OR ENFORCEMENT OF A LIEN OR SECURITY INTEREST CREATED PURSUANT TO ANY LOAN DOCUMENTS NOT GOVERNED BY THE LAWS OF THE STATE OF NEW YORK) MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. BORROWER AND SPONSOR HEREBY (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

9.3.                              Modification, Waiver in Writing. Neither this Agreement nor any other Loan Document may be amended, changed, waived, discharged or terminated, nor shall any consent or approval of Lender be granted hereunder, unless such amendment, change, waiver, discharge, termination, consent or approval is in writing signed by Lender.

9.4.                              Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party to this Agreement, as the case may be, in a written notice to the other parties to this Agreement in the manner provided for in this Section). A notice shall be deemed to have been given when delivered or upon refusal to accept delivery.

If to Lender:

Archon Financial, L.P.

600 East Las Colinas Boulevard, Suite 800

Irving, Texas 75039

Attention: Michael Forbes

with a copy to:

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York 10004

Attention: J. Theodore Borter

and

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York 10004

Attention: Leo Huang

and

Cleary, Gottlieb, Steen & Hamilton

One Liberty Plaza

New York, New York 10006

Attention: Michael Weinberger, Esq.

If to Presidents Borrower or RKB Borrower:

RKB Washington Property Fund I L.P.

c/o Republic Properties Corporation

1280 Maryland Avenue, SW

Suite 280

Washington, D.C 20024

Attention: Steven A. Grigg and Mark Keller

with a copy to:

Arent Fox PLLC

1050 Connecticut Avenue, NW

Washington, D.C. 20036-5339

Attention: Eleanor Zappone, Esq.

If to Individual Sponsors:

Richard Kramer, Steven A. Grigg and Mark Keller

c/o Republic Properties Corporation

1280 Maryland Avenue, SW

Suite 280

Washington, D.C 20024

with a copy to:

Arent Fox PLLC

1050 Connecticut Avenue, NW

Washington, D.C. 20036-5339

Attention: Eleanor Zappone, Esq.

9.5.                              TRIAL BY JURY. BORROWER AND SPONSOR, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND SPONSOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND SPONSOR.

9.6.                              Headings. The Article and Section headings in this Agreement are included in this Agreement for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

9.7.                              Assignment and Participation.

(a)                                  Except as explicitly set forth in Sections 2.1 and 2.2, Borrower may not sell, assign or transfer any interest in the Loan Documents or any portion thereof (including Borrower’s rights, title, interests, remedies, powers and duties hereunder and thereunder).

(b)                                 Lender and each assignee of all or a portion of the Loan shall have the right from time to time in its discretion to sell one or more of the Notes or any interest therein (an “Assignment”) and/or sell a participation interest in one or more of the Notes (a “Participation”).

Borrower agrees reasonably to cooperate with Lender, at Lender’s request, in order to effectuate any such Assignment or Participation. In the case of an Assignment, (i) each assignee shall have, to the extent of such Assignment, the rights, benefits and obligations of the assigning Lender as a “Lender” hereunder and under the other Loan Documents, (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to an Assignment, relinquish its rights and be released from its obligations under this Agreement, and (iii) one Lender shall serve as agent for all Lenders and shall be the sole Lender to whom notices, requests and other communications shall be addressed and the sole party authorized to grant or withhold consents hereunder on behalf of the Lenders (subject, in each case, to appointment of a Servicer, pursuant to Section 9.22, to receive such notices, requests and other communications and/or to grant or withhold consents, as the case may be) and to be the sole Lender to designate the account to which payments shall be made by Borrower to the Lenders hereunder. Goldman Sachs Mortgage Company shall maintain, or cause to be maintained, as agent for Borrower, a register at 85 Broad Street, New York, New York or such other address as it shall notify Borrower in writing, on which it shall enter the name or names of the registered owner or owners from time to time of the Notes. Borrower agrees that upon effectiveness of any Assignment of any Note in part, Borrower will promptly provide to the assignor and the assignee separate promissory notes in the amount of their respective interests (but, if applicable, with a notation thereon that it is given in substitution for and replacement of an original Note or any replacement thereof), and otherwise in the form of such Note, upon return of the Note then being replaced. Each potential assignee and potential participant (until it becomes clear that such potential assignee or potential participant is not to become an actual assignee or participant), and each actual assignee and participant, and each Rating Agency or potential investor, shall be entitled to receive all information received by Lender under this Agreement. After the effectiveness of any Assignment, the party conveying the Assignment shall provide notice to Borrower and each Lender of the identity and address of the assignee. Notwithstanding anything in this Agreement to the contrary, after an Assignment, the assigning Lender (in addition to the assignee) shall continue to have the benefits of any indemnifications contained in this Agreement which such assigning Lender had prior to such assignment with respect to matters occurring prior to the date of such assignment.

(c)                                  If, pursuant to this Section 9.7, any interest in this Agreement or any Note is transferred to any transferee that is not a U.S. Person, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to furnish to the transferor Lender and Borrower either Form W-8BEN or Form W-8ECI or any other form in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax on all interest payments hereunder, and (ii) to agree (for the benefit of Lender and Borrower) to provide the transferor Lender and Borrower a new Form W-8BEN or Form W-8ECI or any forms reasonably requested in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

9.8.                              Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9.9.          Preferences. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Notes or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder and under the Loan Documents. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any portion thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or portion thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

9.10.        Remedies of Borrower. If a claim is made that Lender or its agents have unreasonably delayed acting or acted unreasonably in any case where by law or under this Agreement, the Notes, the Mortgage or the other Loan Documents, any of such Persons has an obligation to act promptly or reasonably, Borrower agrees that no such Person shall be liable for any monetary damages, and Borrower’s sole remedy shall be limited to commencing an action seeking specific performance, injunctive relief and/or declaratory judgment.

9.11.        Offsets, Counterclaims and Defenses. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoffs or counterclaims. Borrower waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with the Notes, this Agreement, the other Loan Documents or the Indebtedness. Any assignee of Lender’s interest in the Loan shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan.

9.12.        No Joint Venture. Nothing in this Agreement is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Properties other than that of mortgagee or lender.

9.13.        Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the Notes, the Mortgages or any of the other Loan Documents, the provisions of this Agreement shall prevail.

9.14.        Brokers and Financial Advisors. Borrower and Sponsor each represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Sponsor each agree, jointly and severally, to indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated in this Agreement. The provisions of this Section 9.14 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

9.15.        Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

9.16.        Estoppel Certificates. Borrower agrees at any time and from time to time, to execute, acknowledge and deliver to Lender, within five days after receipt of Lender’s written request therefor, a statement in writing setting forth (A) the Principal Indebtedness and the Unfunded TI/LC Advance Amount, (B) the date on which installments of interest and/or principal were last paid, (C) any offsets or defenses to the payment of the Indebtedness, (D) that the Notes, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (E) that neither Borrower nor, to Borrower’s knowledge, Lender, is in default under the Loan Documents (or specifying any such default), and (F) such other matters as Lender may reasonably request. Any prospective purchaser of any interest in a Loan shall be permitted to rely on such certificate.

9.17.        Payment of Expenses; Mortgage Recording Taxes. Borrower shall reimburse Lender upon receipt of written notice from Lender for (i) all reasonable out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with the origination of the Loan, including legal fees and disbursements, accounting fees, and the costs of the Appraisal, the Engineering Report, the Qualified Title Insurance Policy, the Qualified Survey, the Environmental Report and any other third-party diligence materials; (ii) all reasonable out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with (A) Borrower’s ongoing performance of and compliance with Borrower’s agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements, (B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower or by Lender, (C) filing and recording fees and expenses and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents, and (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents or any Collateral; and (iii) all actual out-of-pocket costs and expenses (including, if the Loan has been securitized, special servicing fees) incurred by Lender (or any of its affiliates) in connection with the enforcement of any obligations of Borrower, or a Default by Borrower, under the Loan Documents, including any actual or attempted foreclosure, deed-in-lieu of foreclosure, refinancing, restructuring or workout and any insolvency or bankruptcy proceedings.

9.18.        No Third-Party Beneficiaries. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower, and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof, and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so.

9.19.        Recourse.

(a)           The Junior Indebtedness shall be recourse to the RKB Borrower. Recourse to the Presidents Borrower shall be limited to the Liens of Lender on the Properties and the other Collateral, and recourse to RKB Holding, L.P. shall be limited to its rights to distributions from the RKB Borrower as set forth in the Distributions Rights Pledge Agreement. Except as set forth in this Section 9.19(a) and Section 9.19(b), no recourse shall be had for the Indebtedness or for the performance of any obligations of Borrower under the Loan Documents against Borrower, Sponsor, their affiliates, or any officer, director, partner or equityholder of RKB Borrower or any such affiliate.

(b)           Borrower and Sponsor (as evidenced by Sponsor’s signature below) agree to jointly and severally indemnify Lender and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of the Borrower and Sponsor under this Section 9.19) resulting from or arising out of any of the following (the “Indemnified Liabilities”):

(i)            any intentional, affirmative acts of physical Waste with respect to the Properties or the RKB Properties committed or intentionally permitted by Borrower, Sponsor or any of their respective affiliates;

(ii)           any actual fraud or fraudulent misrepresentation (and, with respect to Presidents Sponsor but not the Individual Sponsors, any intentional misrepresentation even if not fraudulent) committed by Borrower, Sponsor or any of their respective affiliates;

(iii)          the appropriation or application by Borrower, Sponsor or any of their respective affiliates of any funds (including Revenues, Net RKB Capital Event Proceeds, RKB Excess Cash Flow, security deposits and/or Loss Proceeds) in violation of any provisions of the Loan Documents, including any violation of the last sentence of Section 5.7(d), any failure to apply Net RKB Capital Event Proceeds or the proceeds of any initial public offering toward the repayment of the Loan in accordance with Sections 1.3(d) and (e), as applicable, and any failure of an RKB Subsidiary to make distributions of all RKB Excess Cash Flow to the RKB Cash Management Account, in accordance with the Distribution Acknowledgment, after receipt from Lender of notice of the occurrence of an Event of Default;

(v)           with respect to Presidents Sponsor but not the Individual Sponsors, any breach in any material respect by Borrower or Presidents Sponsor of any representation or covenant regarding environmental matters contained in this Agreement or in the

Environmental Indemnity Agreement or the indemnification obligations under Section 9.14;

(vi)          the failure of Presidents Borrower, RPT Holding LLC or RPT Holding LLC’s Single-Purpose Equityholder, at any time, to be a Single-Purpose Entity;

(vii)         with respect to Presidents Sponsor but not the Individual Sponsors, the failure of Borrower to pay any exit fee payable pursuant to any side letter between Borrower and Lender; or

(viii)        any failure of RKB Borrower to exercise its right to require equity contributions from the RKB Investors, and to apply such equity contributions when received toward the repayment of the Loan, in accordance with Section 5.20 during the continuance of any Event of Default.

In addition, upon the occurrence of (x) any Transfer of Collateral, Transfer of any RKB Property (other than a transfer by reason of the foreclosure of such property by the lender pursuant to the provisions of any RKB Subsidiary Loan Document), material encumbrance of any Collateral (other than Permitted Encumbrances), material encumbrance of any RKB Property (other than RKB Permitted Encumbrances), or any Change of Control which is prohibited hereunder or (y) any filing by RKB Borrower, any Presidents Borrower, RPT Holding LLC or any RKB Subsidiary under the Bankruptcy Code, or any joining or colluding by any such entity or any of its affiliates (including Sponsor) in the filing of an involuntary case in respect of any such entity under the Bankruptcy Code, then the entire Indebtedness shall become fully, jointly and severally recourse to Borrower and Sponsor, and Sponsor hereby guarantees (jointly and severally) payment in full of the Indebtedness under any such circumstance, which guaranty is a guaranty of performance and not collection; provided that the liability of the Individual Sponsors under this paragraph shall not exceed the Junior Indebtedness and the liability of the Individual Sponsors under this paragraph shall terminate at such time that the Junior Indebtedness is reduced to zero with respect to events that occur after such time.

(c)           The liability of Sponsor and Borrower under Section 9.19(b) shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against the Collateral, and shall not be impaired or limited by any event, including, without limitation, the following events, in each case whether occurring with or without notice to Sponsor or with or without consideration:

(i)            any extensions of time for performance required by any of the Loan Documents or any extension or renewal of the Note;

(ii)           any sale, assignment or foreclosure of the Notes, the Mortgage or any of the other Loan Documents or any sale or transfer of any or all of the Properties;

(iii)          any assumption or any other change in the composition of Borrower including the withdrawal or removal of Sponsor from any current or future position of ownership, management or control of Borrower;

(iv)          the accuracy or inaccuracy of the representations made by Borrower in any of the Loan Documents;

(v)           the release of Borrower or of any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; or

(vi)          the modification of the terms of any one or more of the Loan Documents.

Sponsor acknowledges that Lender would not make the Loan but for the personal liability undertaken by Sponsor in this Agreement. Sponsor agrees that it shall not demand or accept any payment from Borrower in respect of any amounts owing or paid by Sponsor hereunder until one year and one day after such time as the Indebtedness shall have been paid in full.

(d)           The foregoing limitations on personal liability shall in no way impair or constitute a waiver of the validity of the Notes, the Indebtedness secured by the Collateral, or the Liens on the Collateral, or the right of Lender, as mortgagee or secured party, to foreclose and/or enforce its rights with respect to the Collateral after an Event of Default. Nothing in this Agreement shall be deemed to be a waiver of any right which Lender may have under the United States Bankruptcy Code to file a claim for the full amount of the debt owing to Lender by Borrower or to require that all Collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents. Lender may seek a judgment on the Notes (and, if necessary, name Borrower in such suit) as part of judicial proceedings to foreclose under the Mortgage or to foreclose pursuant to any other Loan Documents, or as a prerequisite to any such foreclosure or to confirm any foreclosure or sale pursuant to power of sale thereunder, and in the event any suit is brought on the Notes, or with respect to any Indebtedness or any judgment rendered in such judicial proceedings, such judgment shall constitute a Lien on and will be and can be enforced on and against the Collateral and the rents, profits, issues, products and proceeds thereof. Nothing in this Agreement shall impair the right of the Lender to accelerate the maturity of the Notes upon the occurrence and during the continuance of an Event of Default, nor shall anything in this Agreement impair or be construed to impair the right of Lender to seek personal judgments, and to enforce all rights and remedies under applicable law, jointly and severally against any guarantors to the extent allowed by any applicable guarantees. The provisions set forth in this Section 9.19 are not intended as a release or discharge of the obligations due under the Notes or under any Collateral Documents, but are intended as a limitation, to the extent provided in this Section, on Lender’s right to sue for a deficiency or seek a personal judgment against Borrower or Sponsors.

9.20. Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, Lender may from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), set-off and appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender (including branches, agencies or affiliates of Lender wherever located) to or for the credit or the account of Borrower against the obligations and liabilities of Borrower to Lender hereunder, under the Notes, the other Loan Documents or otherwise, irrespective of whether Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of Lender subsequent thereto.

9.21.        Exculpation of Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or any other party to select, review, inspect, examine, supervise, pass judgment upon or inform Borrower or any third party of (a) the existence, quality, adequacy or suitability of Appraisals of the Properties or other Collateral, (b) any environmental report, or (c) any other matters or items, including, but not limited to, engineering, soils and seismic reports which are contemplated in the Loan Documents. Any such selection, review, inspection, examination and the like, and any other due diligence conducted by Lender, is solely for the purpose of protecting Lender’s rights under the Loan Documents, and shall not render Lender liable to Borrower or any third party for the existence, sufficiency, accuracy, completeness or legality thereof.

9.22.        Servicer. Lender may delegate any and all rights and obligations of Lender hereunder and under the other Loan Documents to the Servicer upon notice by Lender to Borrower, whereupon any notice or consent from the Servicer to Borrower, and any action by Servicer on Lender’s behalf, shall have the same force and effect as if Servicer were Lender.

9.23. Prior Agreements. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND THERETO IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Lender and Borrower are executing this Agreement as of the date first above written.

BORROWER:

PRESIDENTS PARK I LLC, a Delaware limited liability company

	By:		/s/ Mark Keller
Name: Mark Keller
Title: Vice President

PRESIDENTS PARK II LLC, a Delaware limited liability company

	By:		/s/ Mark Keller
Name: Mark Keller
Title: Vice President

PRESIDENTS PARK III LLC, a Delaware limited liability company

	By:		/s/ Mark Keller
Name: Mark Keller
Title: Vice President

RKB WASHINGTON PROPERTY FUND I L.P., a
Delaware limited partnership

	By:	RKB Washington Property Fund I (General Partner) LLC, its general partner

		By:	/s/ Mark Keller
Name: Mark Keller
[SIGNATURE PAGE CONTINUES]			Title: Manager

SPONSOR (solely with respect to Sections 9.14 and 9.19 hereof):

INDIVIDUAL SPONSORS:		PRESIDENTS SPONSOR:

By:	/s/ Richard Kramer	RKB WASHINGTON PROPERTY FUND I
	RICHARD KRAMER, an individual	L.P., a Delaware limited partnership

		By:	RKB Washington Property Fund I
(General Partner) LLC, its general partner

By:	/s/ Steven A. Grigg
	STEVEN A. GRIGG, an individual		By:	/s/ Mark Keller
Name: Mark Keller
Title: Manager

By:	/s/ Mark Keller
MARK KELLER, an individual

[SIGNATURE PAGE CONTINUES]

LENDER:

ARCHON FINANCIAL, L.P.,
a Delaware limited partnership

By:	ARCHON FINANCIAL, LLC, a
Delaware limited liability company, its general partner

	By:	/s/ Mark J. Buono
Name: Mark J. Buono
Title: Director

Exhibit A

Form of Tenant Notice

Exhibit A

Form of Tenant Notice

[BORROWER’S LETTERHEAD]

        ,20

Re:	Lease dated [ ], 200 between [ ],
as Landlord, and [ ], as Tenant,
concerning premises known as [ ] (the “Building”).

Dear Tenant:

[As of       , 200  ,            , the owner of the Building, has transferred the Building to         (the “New Landlord”).] The undersigned hereby directs and authorizes you to make all rental payments and other amounts payable by you pursuant to your lease as follows:

(x)            If the payment is made by wire transfer, you shall transfer the applicable funds to the following account::

Bank:

Account Name

Account No.:

ABA No.:

Contact:

(y)           If the payment is made by check, you shall deliver your payment to the following address: [LOCKBOX ADDRESS].

[In addition, please amend the insurance policies which you are required to maintain under your lease to include the new owner as an additional insured thereon.]

The instructions set forth herein are irrevocable and are not subject to modification by us or the New Landlord in any manner. Only [name of then-current Lender], or its successors and assigns, may by written notice to you rescind or modify the instructions contained herein.

Thank you in advance for your cooperation and if you have any questions, please call              at (      )    -           .

Very truly yours,

Exhibit B

Form of Cash Management Agreement

CASH MANAGEMENT AGREEMENT

This Cash Management Agreement is dated as of December 29, 2004 (this “Agreement”) and is between SUNTRUST BANK, a Georgia banking corporation (together with its successors and assigns, “Cash Management Bank”), RKB WASHINGTON PROPERTY FUND I L.P., a Delaware limited partnership (the “Borrower”), and ARCHON FINANCIAL, L.P., a Delaware limited partnership (together with its successors and assigns, the “Lender”).

W I T N E S S E T H

WHEREAS, pursuant to the Loan Agreement, dated as of the date hereof, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not defined herein to have the meanings ascribed to them therein), by and among the Lender, the Borrower, Presidents Park I LLC, Presidents Park II LLC, Presidents Park III LLC, and certain other parties for certain limited purposes, the Lender has provided financing to the Borrower secured by, among other things, a pledge of the RKB Excess Cash Flow.

WHEREAS, the Loan Agreement provides that any RKB Excess Cash Flow actually disbursed is to be disbursed directly into the RKB Cash Management Account (as defined below); and

WHEREAS, the Borrower and the Lender desire to retain the Cash Management Bank to provide the services described herein and the Cash Management Bank agrees to provide such services;

NOW THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Establishment and Maintenance of the Account.

(a)           Concurrently herewith, an account entitled the “RKB Cash Management Account” (i.e., lockbox (dda) account [         ] is being established with the Cash Management Bank, and such account is referred to herein as the “Account”. The Account (a) shall be in the name of the Borrower, as pledgor, and the Lender (or such other Person as the Lender shall designate), as secured party (and, upon the request of the Lender, shall bear a designation clearly indicating that the funds deposited therein are held by the Lender as a trustee for holders of interests in the Loan), (b) shall be under the sole dominion and control of the Lender, (c) shall be a segregated account maintained with the Cash Management Bank’s corporate trust department, (d) shall not be evidenced by a certificate of deposit, passbook or other instrument, and (e) shall contain only funds held for the benefit of the Lender in accordance herewith. The Cash Management Bank agrees that it shall not respect any requests for withdrawal or any entitlement orders from any party other than the Lender (or such other Person as the Lender shall designate).

(b)           The Cash Management Bank represents that it is a federal or state chartered depository institution, subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), and has corporate trust powers.

(c)           The Cash Management Bank shall hold amounts deposited in the Account in trust for the Lender and shall not commingle such amounts with any other amounts held on behalf of the Lender or any other Person.

(d)           Any amount held in the Account shall either be held in Permitted Investments (as defined on Exhibit 2 hereto) or be left uninvested, in each case, at the written direction of the Borrower (or, if the Lender shall notify the Cash Management Bank in writing of the continuance of an Event of Default under the Loan Agreement, at the direction of the Lender). All earnings or losses on Permitted Investments shall be credited to or debited from the Account(s). Neither the Lender nor the Cash Management Bank shall be responsible for losses on any Permitted Investment. Borrower shall include all income and/or losses in its Federal and State tax returns.

Section 2. Disbursements from the Account.

(a)           The Account shall be under the sole dominion and control of the Lender, and the Cash Management Bank shall, without the further consent of the Borrower, comply with all written instructions received from the Lender with respect thereto, including, without limitation, instructions that amounts be disbursed therefrom to other accounts specified by the Lender (it being agreed by Lender, for the benefit of the Borrower, that such written instructions shall at all times be in conformance with the provisions of the Loan Agreement). The Lender may from time to time, on three Business Days’ prior written notice to the Cash Management Bank and without the further consent of the Borrower, change any written instructions provided by Lender to the Cash Management Bank (it being agreed by the Lender, for the benefit of the Borrower, that the Lender shall only exercise such right in accordance with the terms of the Loan Agreement), and the Cash Management Bank is hereby irrevocably instructed by the parties to comply with such notice or instruction. The Cash Management Bank hereby agrees to deliver written notice of any deficiency in the RKB Cash Management Account (relative to any Disbursement Instruction (as hereinafter defined)) to the Lender and the Borrower within three Business Days prior to any applicable disbursement date specified in a Disbursement Instruction, but the Borrower agrees that failure of the Cash Management Bank to deliver such notice shall not in any way alter the obligations of the Borrower under the Loan Agreement.

(b)           The Lender shall deliver written disbursement instructions in accordance with the provisions of the Loan Agreement to the Cash Management Bank on a monthly basis, which instructions shall (prior to the continuance of an Event of Default under the Loan Agreement) be substantially in the form of Exhibit 1 hereto (“Disbursement Instructions”) and shall be given to the Cash Management Bank by the Lender at least three Business Days prior to the date on which such Disbursement Instructions shall become effective.

2

(c)           Statements. At the end of each month, the regular statement from the Cash Management Bank covering deposits to and withdrawals from the RKB Cash Management Account shall be sent to the Lender, with a copy to the Borrower at the addresses set forth below.

Section 3. Fees.   The Cash Management Bank agrees that it shall look solely to the Borrower for the payment of its regular fees in connection with the maintenance of the Account and the performance of its duties hereunder. Borrower further agrees that, in the event of any controversy arising under or in connection with this Agreement or the Account, or in the event that the Cash Management Bank is made a party to or intervenes in any litigation pertaining to this Agreement or the Account, Borrower shall reimburse Cash Management Bank for any and all costs and expenses incurred by Cash Management in connection with any such controversy or litigation.

Section 4. Termination.

(a)           The Cash Management Bank may resign and be discharged from its duties or obligations hereunder by giving 45 days’ prior written notice in writing of such resignation specifying a date when such resignation shall take effect.  The Cash Management Bank shall have no responsibility for the appointment of a successor cash management bank hereunder. If Cash Management Bank has not received an instruction identifying the substitute Cash Management Bank on or before the expiration of such 45 day period, then Cash Management Bank shall assign, transfer and remit to Lender all funds and assets held by Cash Management Bank pursuant to this Agreement.

(b)           The Lender may terminate this Agreement after 30 days’ prior written notice to the other parties hereto, and upon such termination, shall designate a substitute Cash Management Bank, subject to the Borrower’s reasonable approval, to which all obligations, duties and rights hereunder shall be assigned (it being agreed by the Lender for the benefit of the Borrower that the Lender shall only exercise such right if and to the extent permitted under Section 3.1(d) of the Loan Agreement).

(c)           The Cash Management Bank hereby agrees that it shall take all actions reasonably necessary and shall cooperate with the Lender (without the further consent of the Borrower) to facilitate any transfer of its obligations, duties and rights hereunder.

Section 5. Cash Management Bank Waiver of Set-off. Each of the Cash Management Bank and the Borrower acknowledges and agrees that the Account is and shall be subject to the sole dominion, control and discretion of the Lender, its authorized agents or designees, and the Borrower shall have no right of withdrawal with respect to any such account. The Cash Management Bank waives any right to offset any claim or to assert any lien or security interest which it might have against any account maintained hereunder; provided, however that the Cash Management Bank may charge the RKB Cash Management Account for any accrued and unpaid fees relating to the Account.

Section 6. Security Agreement. The Borrower hereby pledges, transfers and assigns to the Lender, and grants to the Lender, as additional security for the payment and

3

performance of the Junior Note and the obligations of the Borrower under the other Loan Documents, a continuing perfected security interest in and to, and a general first lien upon, (i) the Account and all of the Borrower’s right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time by or on behalf of the Borrower, (ii) all earnings, investments and securities held in the Account, and (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by the Borrower to the Lender under the Junior Note and the other obligations of the Borrower under the Loan Documents. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as the Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto the Lender any of the rights granted by this Section.

Section 7. Certain Matters Affecting the Cash Management Bank.

(a)           The Cash Management Bank shall not be bound by or under any obligation or duty to inquire into the term of the Loan Agreement or any other agreement made or entered into in connection with this Agreement to which the Cash Management Bank is not a party.

(b)           The Cash Management Bank may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Cash Management Bank shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Cash Management Bank shall have no duty to solicit any payments which may be due it hereunder. The duties and obligations of the Cash Management Bank shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement against the Cash Management Bank.

(c)           The Cash Management Bank and its directors, officers, employees and agents, shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that Cash Management Bank’s gross negligence or willful misconduct was the primary cause of any loss to the Borrower or the Lender. The Cash Management Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

(d)           The Borrower agrees to pay or reimburse the Cash Management Bank upon request for all reasonable expenses, fees, disbursements, charges, return items and advances, including reasonable attorney’s fees, incurred or made by it, in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement.

(e)           The Cash Management Bank and its directors, officers, agents or employees shall not be liable for any claims, suits, actions, costs, damages, liabilities or expenses or for any interruption of services, or incidental, consequential, special or punitive damages

4

(“Liabilities”) in connection with the subject matter of this Agreement other than Liabilities caused by the gross negligence or willful misconduct of the Cash Management Bank, or its directors, officers, agents or employees, and the Borrower hereby agrees to indemnify and hold harmless the Cash Management Bank and the directors, officers, employees and agents of any of them from and against any and all Liabilities arising from or in connection with any acts or omissions taken by the Cash Management Bank or any of its directors, officers, employees or agents in connection with this Agreement, and the Lender hereby agrees to indemnify and hold harmless the Cash Management Bank and such other indemnified parties from any and all such Liabilities resulting from the Cash Management Bank’s compliance with instructions delivered by the Lender to the Cash Management Bank, in each case, other than those Liabilities caused by the gross negligence or willful misconduct of the Cash Management Bank or such indemnified parties. Cash Management Bank, Borrower and Lender agree that the liabilities, indemnifications and protections specified herein shall survive any termination of this Agreement. Upon the written request of the Cash Management Bank or any of its directors, officers, employees or agents, the indemnifying party (whether the Borrower or the Lender, as indicated above) agrees to assume the investigation and defense of any Liabilities subject to the foregoing indemnity. The Borrower and the Lender hereby agree that the indemnifications and protections afforded the indemnified parties in this subsection shall survive the termination of this Agreement

(f)            The Borrower shall provide the Cash Management Bank with the Tax Identification Number (TIN) as assigned to it by the Internal Revenue Service. All interest or income earned under this Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

(g)           Cash Management Bank will not enter into any additional third-party agreement with respect to the Account (including, without limitation, any third party control agreements) without the prior written consent of the Lender.

(h)           Cash Management Bank has not received a copy of the Loan Agreement and is not responsible for the provisions set forth therein.

Section 8. Successors and Assigns; Assignments. This Agreement shall bind and inure to the benefit of and be enforceable by the Cash Management Bank, the Borrower and the Lender and their respective permitted successors and assigns. The Lender shall have the right to assign or transfer its rights under this Agreement by written notice to the other parties hereto. Any assignee or transferee of the Lender, the identity of which shall have been notified to the Cash Management Bank by the Lender, shall be entitled to all of the benefits afforded the Lender under this Agreement. The Lender shall have the right to delegate its rights hereunder to a mortgage loan servicer by notice to the Cash Management Bank.

Section 9. Notices, Waivers in Writing.

9.1 Notices shall be sent as follows:

5

(i) if to the Borrower, to its address at c/o Republic Properties Corporation, 1280 Maryland Avenue, SW, Suite 280, Washington, D.C 20024, Attention: Chief Financial Officer, Fax No. (202) 863-4049, Tax Identification Number 20-0444818; with a copy to Arent Fox Kintner Plotkin & Kahn PLLC, 1050 Connecticut Avenue, NW, Washington, D.C. 20036-5339 Attention: Eleanor Zappone, Esq. Fax No. (202) 857 6395.

(ii) if to the Lender, to its address at 600 East Las Colinas Boulevard, Suite 450, Irving, TX 75039, Attention: Michael Forbes, Fax No. (972) 368-3499, Tax Identification Number: 75-2734177; with a copy to Goldman Sachs Mortgage Company, 85 Broad Street, 11th Floor, New York, New York 10004, Attention: J. Theodore Borter, Fax No. (212) 346-3594, and a copy to Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, Attention: Michael Weinberger, Esq., Fax No. (212) 225-2842; and

(iii) if to the Cash Management Bank, to its address at 919 E. Main Street, 10th Floor, Richmond, Virginia 23219, Attention: Emily J. Hare, Fax No. (804) 782-7855;

or, in each case, to such other or additional addresses as shall be designated in writing by the respective party to the other parties hereto. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made (x) when delivered by hand or by nationally recognized overnight carrier, (y) upon receipt after being deposited in the mail, certified mail and postage prepaid or (z) in the case of notice by fax, when sent and electronically confirmed, addressed as set forth above, with a copy of such notice sent by any other means provided in clauses (x) and (y) above.

(b)           No modification, amendment, termination or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

(c)           The Lender shall receive copies of all reports, advices, statements and other information supplied hereunder by any party hereto to any other party hereto.

Section 10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds, irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

Section 11. Certain Matters Relating to the Borrower and the Lender. The Borrower and the Lender shall have access (via computer connection) during normal business hours to account information regarding the Account in accordance with the Cash Management Bank’s general procedures with regard thereto.

6

Section 12. Representations of the Borrower. The Borrower hereby represents to the Lender that, as of the date hereof:

(a)           This Agreement, together with the other Loan Documents, create a valid and continuing security interest in the Account in favor of the Lender, which security interest is prior to all other Liens, other than Permitted Encumbrances, and is enforceable as such against creditors of and purchasers from the Borrower. Other than in connection with the Loan Documents, the Borrower has not sold or otherwise conveyed the Account;

(b)           The Account constitutes a “Deposit Account” within the meaning of the Uniform Commercial Code of the State of New York;

(c)           Pursuant and subject to the terms hereof, the Cash Management Bank has agreed to comply with all instructions originated by the Lender, without further consent by the Borrower, directing disposition of or otherwise related to the Account and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, payment intangibles, investment property, chattel paper, deposit accounts, instruments, documents or securities; and

(d)           The Account is not in the name of any Person other than the Borrower, as pledger, or the Lender, as pledgee. The Borrower has not consented to the Cash Management Bank’s complying with instructions with respect to the Account from any Person other than the Lender.

Section 13.   Incorporation by Reference. All obligations of Borrower under this Agreement shall be limited by the provisions of Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

Section 14.    Interpleader. If at any time, after attempting in good faith to comply with the provisions hereof or with any instructions received pursuant hereto, the Cash Management Bank, in good faith, is unable to determine the proper action or actions to take to comply with such provision or instruction, the Cash Management Bank shall have the right to commence an interpleader action in the United States District Court for the State of New York and to take no further action with respect to such provision or instruction except in accordance with joint written instructions from Lender and Borrower or in accordance with the final order of the court in such action.

7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

CASH MANAGEMENT BANK:

SUNTRUST BANK, a Georgia banking corporation

By:
Name:
Title:

BORROWER:

RKB WASHINGTON PROPERTY FUND I L.P., a
Delaware limited partnership

By:	RKB Washington Property Fund I (General Partner) LLC, its general partner

By:
Name: Mark Keller
Title: Manager

LENDER:

ARCHON FINANCIAL, L.P., a Delaware limited partnership,

By:	ARCHON FINANCIAL, LLC, a
Delaware limited liability company, its general partner

By:
Name:
Title:

EXHIBIT 1

DISBURSEMENT INSTRUCTIONS

SunTrust Bank

ATTN: Escrow Administration

919 E. Main Street, 10th Floor

Richmond VA 23219

FAX: 804 782-7855

Ladies and Gentlemen:

Reference is made to the Cash Management Agreement (the “Agreement”), dated as of December 29, 2004 among SUNTRUST BANK (the “Cash Management Bank”), RKB WASHINGTON PROPERTY FUND I L.P. (the “Borrower”) and ARCHON FINANCIAL, L.P. (together with its successors and assigns, the “Lender”). Capitalized terms not defined herein have the meanings set forth for such terms in the Agreement and the Loan Agreement.

We hereby authorize and direct the Cash Management Bank to disburse on the             day of              , 20       , amounts then on deposit in the RKB Cash Management Account (excluding its subaccounts) as follows (with wiring instructions or other account information for each such disbursement as set forth on Annex I hereto)(1):

(a)           To the Presidents Cash Management Account (Account # [             ]), the amount of $                  .

(b)           To the Borrower, the amount of $               .

Very truly yours,

(1)           Attach Annex I (wiring and account information).

EXHIBIT 2

“Permitted Investments” means the following, subject to the qualifications hereinafter set forth:

(i)            obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America;

(ii)           federal funds, unsecured certificates of deposit, time deposits, banker’s acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated A-1+ (or the equivalent) by each of the Rating Agencies and, if it has a term in excess of three months, the long-term debt obligations of which are rated AAA (or the equivalent) by each of the Rating Agencies;

(iii)          deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC);

(iv)          debt obligations that are rated AAA or higher (or the equivalent) by each of the Rating Agencies;

(v)           commercial paper rated A-1+ (or the equivalent) by each of the Rating Agencies;

(vi)          investment in money market funds rated AAAm or AAAm–G (or the equivalent) by each of the Rating Agencies; and

(vii)         such other investments as to which Lender shall have consented.

Notwithstanding the foregoing, “Permitted Investments” (i) shall exclude any security with the Standard & Poor’s “r” symbol (or any other Rating Agency’s corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as “strips”, (ii) shall not have maturities in excess of one year; (iii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. Interest may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

Exhibit C

Form of Interest Rate Cap Opinion

Interest Rate Cap Opinion Letter

                , 20

[LENDER]

[ADDRESS]

[ADDRESS]

Re:          Interest Rate Cap Agreement between [ACCEPTABLE COUNTERPARTY] and                [LLC]

Ladies and Gentlemen:

[Lead-in to be completed by Acceptable Counterparty’s Counsel]

I.              Documents Reviewed.

In issuing this opinion, we have reviewed executed copies of the following documents:

[LIST DOCUMENTS REVIEWED]

II.            Opinions.

We are of the opinion that:

1.             [Each of] the Acceptable Counterparty [and Guarantor] has been duly formed and is validly existing in good standing as a [ENTITY[IES]] under the laws of [JURISDICTION[S]].

2.             [Each of] Acceptable Counterparty [and Guarantor] has all requisite [ENTITY] power and authority to enter into[, as applicable] the Interest Rate Cap Agreement [and the Guarantee].

3.             [Each of] the Interest Rate Cap Agreement [and the Guarantee] is the legal, valid and binding obligation of [, as applicable,] the Acceptable Counterparty [and Guarantor], and is enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws applicable to or affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

4.             A court in [JURISDICTION[S] OF ACCEPTABLE COUNTERPARTY [AND GUARANTOR]] applying the law of [JURISDICTION[S] OF ACCEPTABLE COUNTERPARTY [AND GUARANTOR]] will (a) give effect to the choice of the laws of the State of New York in the Interest Rate Cap Agreement [and the Guarantee] to govern such document[s], and (b) enforce a judgment with respect to such document[s] entered by a court in the State of New York applying the laws of the State of New York.

[5.            Neither Borrower nor any assignee of Borrower will incur any withholding or similar tax liability in connection with any payments made under the Interest Rate Cap Agreement [or the Guarantee].](3)

This opinion may be relied upon by you and your successors and assigns (including a trustee in connection with a securitization) and by any rating agencies which rate securities issued in connection with a securitization of the Loan.

[Insert Signature Block]

(3)           In the case of a non-United States Acceptable Counterparty or Guarantor

Exhibit D

CONFIRMATION

DATE:	[DATE]

TO:	[BORROWER]
Telephone No.: [NUMBER]
Facsimile No.: [NUMBER]
Attention: [NAME]

FROM:	[CAP COUNTERPARTY]

SUBJECT:	Cap Transaction

REF. NO.:	[REF. NO.]

The purpose of this communication is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below (the “Transaction”) between [CAP PROVIDER] (“Cap Provider”) and [BORROWER] (“Counterparty”). This communication constitutes a “Confirmation” as referred to in paragraph 2 below.

1.             The terms, conditions and other provisions contained in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form”), together with the 2000 ISDA Definitions (the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are hereby incorporated into this Confirmation by this reference, subject to the terms and conditions set forth herein, as well as the following (collectively, the “Modifications”):(4)

(a)           “Market Quotation” and “Second Method” are selected;

(b)           US Dollars are selected as the “Termination Currency”;

(4)           In the case of a Cap Provider (or a guarantor) which is a non-United States entity, the following Modifications should be added:

(m)          Section 2(d)(i)(4) of the ISDA Form is amended by:

(i)            deleting the words “However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:”; and

(ii)           deleting subsections (A) and (B);

(n)           Section 2(d)(ii) of the ISDA Form is deleted;

(o)           Section 4(c) of the ISDA Form is deleted; and

(p)           The definition of “Indemnifiable Tax” contained in Section 14 of the ISDA Form is deleted and is replaced with the following: “‘Indemnifiable Tax’ means any and all withholding tax.”

(c)           Paragraph 4 of the May 1989 ISDA Addendum to Schedule to Interest Rate and Currency Exchange Agreement is incorporated herein by this reference;

(d)           Section 2(c)(ii) of the ISDA Form applies to the Transaction;

(e)           The word “third” in the last line of Section 5(a)(i) of the ISDA Form is replaced with the word “first”, the phrase “notice of such failure is given to the other party” in the last line of Section 5(a)(i) of the ISDA Form is replaced with the phrase “such failure”, and all other grace, notice and cure periods contained in Section 5 of the ISDA Form are deemed not to apply to the Transaction;

(f)            There is deemed to be no “Specified Entity” for either Counterparty or Cap Provider for purposes of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) or 5(b)(iv) of the ISDA Form;

(g)           Sections 5(b)(ii) and 5(b)(iii) of the ISDA Form is deleted;

(h)           The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the ISDA Form do not to apply to either Counterparty or Cap Provider;

(i)            The “Automatic Early Termination” provision of Section 6(a) of the ISDA Form does not apply to the Transaction;

(j)            There is deemed to be no “Set-Off” for purposes of Section 6(e) of the ISDA Form (except that, Counterparty shall have the right to set-off and counterclaim following a default by Cap Provider);

(k)           Each of Cap Provider and Counterparty represent that it is not a “Multibranch Party” for purposes of Section 10(c) of the ISDA Form; and

(l)            Neither Cap Provider nor Counterparty is deemed to have any “Affiliate” for purposes of the Transaction.

2.             This Confirmation evidences a complete and binding agreement between Cap Provider and Counterparty as to the terms of the Transaction. Notwithstanding the foregoing, Cap Provider and Counterparty agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement (the “Agreement”) in the form of the ISDA Form (subject to the Definitions), with such modifications as Cap Provider and Counterparty will in good faith agree (which modifications shall include the Modifications). Upon the execution by Cap Provider and Counterparty of such an Agreement or if such an Agreement or other form of ISDA master agreement has already been executed by Cap Provider and Counterparty, this Confirmation will supplement, form a part of, and be subject to that Agreement. Until Cap Provider and Counterparty execute and deliver that Agreement, however, this Confirmation, together with all other documents referring to the ISDA Form confirming the Transaction (notwithstanding anything to the contrary in any confirmation), shall supplement, form a part of and be subject to the terms and conditions of the ISDA Form (subject to the Definitions and the Modifications).

3.             The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD[LOAN AMOUNT]

Trade Date:

Effective Date:

Termination Date:	[DAY AFTER FINAL DAY OF FINAL INTEREST
ACCRUAL PERIOD DURING TERM OF LOAN]

Floating Amounts:

Floating Rate Payer (Cap Seller):	Cap Provider

Cap Rate:	[LIBOR STRIKE RATE] per annum

Floating Rate Period End Dates:	Monthly, on the 15th day of each month, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Due Dates:

Monthly, on the 10th day of each month, commencing on [FIRST PAYMENT DATE DURING TERM OF LOAN] and ending on [FINAL PAYMENT DATE DURING TERM OF LOAN], subject to adjustment in accordance with the Preceding Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate Designated Maturity:	1 Month (including any stub periods)

Floating Rate Reset Dates:	The first day of each Calculation Period

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Spread:	Inapplicable

Floating Rate Compounding:	Inapplicable

Fixed Amounts:

Fixed Rate Payer (Cap Buyer):	Counterparty

Fixed Rate Due Date:	[EFFECTIVE DATE OF CAP]

Fixed Amount:	USD[PURCHASE PRICE OF CAP]

Business Days:	New York

Calculation Agent:	Cap Provider

Governing Law:	New York law

4. Documentation:	ISDA Form (subject to the Definitions and the Modifications)

5.             Additional Provisions:

(a)           Notwithstanding Section 7 of the ISDA Form, Cap Provider agrees that Counterparty may collaterally assign (a “Collateral Assignment”) all or a portion of the Transaction to a bank, insurance company, trustee in connection with a securitization of the loan to which the Transaction relates, or other institutional lender organized under the laws of the United States or any state therein (a “Pledgee”), as security for financing provided to

Counterparty by such a Pledgee, provided that Cap Provider receives prior written notice of any such assignment and any information regarding the Pledgee that Cap Provider may reasonably request (including any information with respect to such Pledgee that Cap Provider would be entitled to receive with respect to Counterparty pursuant hereto). In connection with any Collateral Assignment, Cap Provider agrees that it will execute any separate consent reasonably requested by Counterparty and its Pledgee, including a consent pursuant to which Cap Provider will agree (i) not to recognize instructions or directions from the Counterparty and only to recognize such instructions or directions from such Pledgee, and (ii) that all payments by the Cap Provider hereunder will be made directly to such Pledgee and not to the Counterparty. In addition, in connection with any Collateral Assignment involving only a partial assignment of the Transaction, Cap Provider agrees to issue two new confirmations containing substantially similar terms and conditions as the Transaction (provided that the aggregate Notional Amounts contained in such confirmations shall equal the Notional Amount set forth above, and that the Cap Rate of each such confirmation shall equal the Cap Rate set forth above), which confirmations shall evidence the assigned and unassigned portions of the Transaction (Cap Provider and Counterparty agreeing to enter into such additional documentation as is reasonably required to accomplish the foregoing and to accomplish such Collateral Assignment).

(b)           Cap Provider agrees that if, at any time, Cap Provider fails to maintain (i) either (A) a [long-term unsecured debt][counterparty] rating of A+ or higher from S&P, or (B) a short-term debt rating of “A-l” or higher from S&P, and (ii) a [long-term unsecured debt][counterparty] rating of Aa3 or higher from Moody’s,(5) then an “Additional Termination Event” under Section 5(b)(v) of the ISDA Form shall be deemed to have occurred with Cap Provider as the sole “Affected Party”, and Cap Provider shall be required, within thirty (30) days of the initial occurrence of such Additional Termination Event either:

(i)            to obtain, at Cap Provider’s sole cost, a replacement interest rate cap provider which, at such time, has the ratings specified in (i) and (ii) above (provided that such replacement interest rate cap provider enters into an agreement with Counterparty that is substantially on the same terms as are contained herein and that, prior to such replacement interest rate cap provider’s assuming the obligations of Cap Provider hereunder pursuant to such an agreement, Cap Provider shall continue to perform its obligations with respect to the Transaction); or

(ii)           if Cap Provider’s [long-term unsecured debt] [counterparty] rating has not been lowered to A2 or below by Moody’s, to enter into an arrangement to provide cash collateral which is posted in amounts, and is subject to terms and conditions which are acceptable, to S&P and Moody’s and Cap Provider shall continue to perform its obligations with respect to the transaction until a replacement Cap Provider with the requisite ratings is in place.

(5)           The Cap Provider may also satisfy these rating requirements by obtaining a guarantee from an appropriately rated guarantor, provided that the applicable guarantee is unconditional, irrevocable and continuing, is not a guarantee of collection and is otherwise acceptable in form and content to S&P and Moody’s, including delivery of any required opinions.

For purposes hereof, “S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and its successors, and “Moody’s” means Moody’s Investors Service, Inc. and its successors.

(c)           Cap Provider agrees that it shall not petition Counterparty into bankruptcy (nor shall Counterparty join in any such petition) for 365 days after the loan to which the Transaction relates has been paid in full.

(d)           For Termination Payments, Market Quotation and Second Method is the first alternative for payment measure with a provision for Loss if Market Quotation is not available.

(e)           The parties are prohibited from amending the cap agreement (including the ISDA Form, scheduled items, confirmation and collateral assignment of cap agreement) without rating agency confirmation.

(f)            For Termination Payments, Market Quotation and Second Method is the first alternative for payment measure with a provision for Loss if Market Quotation is not available.

6.             Credit Support Documents:

7.             Account Details:

Payments to Cap Provider:

•      For the Account of:

•      Name of Bank:

•      Account Number:

•      Fed ABA Number:

Payments to Counterparty:                In accordance with Counterparty’s written instructions, or as otherwise agreed to by Cap Provider in connection with a Collateral Assignment

•      For the Account of:

•      Name of Bank:

•      Account Number:

•      Fed ABA Number:

8.             Offices:

Office of Cap Provider

Office of Counterparty

9.             Counterparty hereby agrees (a) to check this Confirmation carefully and immediately upon receipt, so that errors or discrepancies can be promptly identified and rectified, and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty and Cap Provider with respect to the Transaction, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Cap Provider by facsimile.

Very truly yours,

[CAP PROVIDER]

By:
Name:
Title:

Agreed and Accepted By:

[COUNTERPARTY]

By:
Name:
Title:

EXHIBIT E

Form of Borrower Request for TI/LC Advance or Release from TI/LC Reserve Account

[BORROWER LETTERHEAD]

             , 200

[Name and Address of Lender]

Ladies and Gentlemen:

We refer to that certain Loan Agreement, dated as of December 29, 2004, by and between the undersigned, as Borrower (“Borrower”), and Archon Financial, L.P., a Delaware limited partnership, as Lender (together with its successors and assigns, “Lender”) (the “Loan Agreement”). Capitalized terms used but not defined herein shall have the respective meanings given them in the Loan Agreement.

Pursuant to Section 8.2(a) of the Agreement, Borrower hereby requests to borrow under the Loan Agreement the principal amount of $                      on the Payment Date falling on                      , 200   and that the proceeds of such borrowing be credited to the account(s) described in Schedule 1(1) attached hereto. The requested advance is a TI/LC Advance, and is being requested to [reimburse Borrower] [pay] for the cost of [Tenant Improvements] [and] [Leasing Commissions] incurred by Borrower as described in Schedule 2 hereto with respect to the portion of the Property and Tenants named in such Schedule 2.(2) [Invoice[s] relating to] [Evidence of the] costs described in Schedule 2 are enclosed herewith.

Borrower hereby certifies that (i) to Borrower’s knowledge, no Default or Event of Default has occurred and is continuing under the Loan Agreement nor will result as a result from the making of the requested TI/LC Advance, (ii) the costs for which the TI/LC Advance is being requested [have been previously paid by Borrower][will be paid from the proceeds of the requested disbursement], (iii) Borrower has applied all previous TI/LC Advances and releases from the TI/LC Reserve Account for the purposes for which they were requested and (iv) the representations and warranties contained in Article IV of the Loan Agreement are true and correct as of the date hereof, and will be true and correct on the date of the requested TI/LC Advance, as if made on the date hereof and thereof.

Unless and until Borrower shall give you notice of any change in the foregoing certification, Lender may continue to rely on this certification at all times to and including the date such TI/LC Advance amount is disbursed, as if this certification were dated as of the day of, and delivered on the date of, such reliance.

[SIGNATURE PAGE FOLLOWS]

(1)           SCHEDULE 1 (Account Information) to be attached

(2)           SCHEDULE 2 (Description of Tenant Improvements and/or Leasing Commissions) to be attached.

Exhibit F

Form of Distribution Acknowledgment

RKB WASHINGTON PROPERTY FUND I L.P.

RKB CP IV LLC

RKB Pender LLC

RKB Lakeside LLC

RKB Willowwood LLC

RKB Dulles Tech LLC

RKB Corporate Oaks LLC

c/o Republic Properties Corporation

1280 Maryland Avenue, SW, Suite 280

Washington, D.C 20024

DISTRIBUTION ACKNOWLDGMENT

December 29, 2004

Archon Financial, L.P.

(together with its successors and assigns)

600 East Las Colinas Boulevard, Suite 800

Irving, Texas 75039

As a condition of making that certain junior loan (“Junior Loan”) in the original principal amount of $23,000,000, by Archon Financial, L.P. (“Lender”), as lender, to RKB Washington Property Fund I L.P. (“Borrower”), as borrower, pursuant to that certain Loan Agreement among Borrower, Lender and certain other parties, dated as of the date hereof (“Loan Agreement”), Lender has required that the undersigned deliver this Distribution Acknowledgment. All capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Loan Agreement.

Prior to such time that the Junior Indebtedness has been reduced to zero, Borrower hereby instructs the undersigned and the undersigned hereby agree as follows:

1.     To the extent the undersigned shall make any distribution to Borrower, such distribution shall be directly deposited into the RKB Cash Management Account;

2.     During the continuance of an Event of Default, at the request of Lender, the undersigned shall distribute all available RKB Excess Cash Flow, after payment of property-related expenses approved by Lender (pursuant to an approved budget or otherwise), directly into the RKB Cash Management Account to the extent such distribution is not prohibited under the applicable RKB Subsidiary Loan Documents; and

3.     The undersigned shall continue to comply with this Distribution Acknowledgment until such time as it shall receive from Borrower or Lender a copy of Lender’s written confirmation that the Junior Loan had been repaid in full.

[Signatures on Following Page]

Sincerely,

RKB WASHINGTON PROPERTY FUND I			RKB CP IV LLC
L.P., a Delaware limited partnership

By:	RKB Washington Property Fund I	By:
	(General Partner) LLC, its general partner		Name: Mark Keller
Title: Manager
By:
	Name: Mark Keller		RKB PENDER LLC
Title: Manager
By:
Name: Mark Keller
Title: Vice President

RKB LAKESIDE LLC

		By:	RKB Lakeside Manager LLC

By:
Name: Mark Keller
Title: Vice President

RKB WILLOWWOOD LLC

By: RKB Willowwood Manager LLC

By:
Name: Mark Keller
Title: Vice President

RKB DULLES TECH LLC

By: RKB Dulles Tech Manager LLC

By:
Name: Mark Keller
Title: Vice President

RKB CORPORATE OAKS LLC

By:
Name: Mark Keller
Title: Vice President

SCHEDULE A

Property Description

All that certain lot or parcel of land situate and lying in Fairfax County, Virginia, and more particularly described as follows:

Parcel I

Lot One, Presidents Park, as shown on plat of survey attached to that certain Deed of Division and Easement recorded in Deed Book 10926 at page 361.

AND ALSO described as follows:

Beginning at a drill hole found on the northerly right-of-way line of Sunrise Valley Drive Route 5320 said point also being a corner to Parcel 22A, Presidents Park Three (recorded in Deed Book 10533 at page 97); thence departing said northerly right-of-way line of Sunrise Valley Drive Route 5320 and running with said Parcel 22A, Presidents Park Three the following courses and distances:

1)  N 29°14’56” E 458.18’ to an iron pipe set found on the southerly right-of-way line of Coppermine Road Route 665;

thence departing said Parcel 22A, Presidents Park Three and running with said southerly right-of-way line of Coppermine Road Route 665 the following courses and distances:

2)  S 60°53’19” E 345.78’ to a nail found;

3)  S 51°09’40” E 71.02’ to a iron pipe found;

4)  S 60°53’19” E 238.54’ to an iron pipe found being a corner to Lot Two, Presidents Park (recorded in Deed Book 10926 at page 361);

thence departing said southerly right-of-way line of Coppermine Road Route 665 and running with said Lot Two, Presidents Park the following courses and distances:

5)  S 29°06’41” W 40.00’ to a nail found;

6)  N 60°53’19” W 10.00’ to a nail found;

7)  S 29°06’41” W 117.00’ to an iron pipe found;

8)  N 60°53’19” W 14.83’ to an iron pipe found;

9)  S 29°06’41” W 75.00’ to a PK nail found;

10)  S 60°53’19” E 25.27’ to a PK nail found;

11)  S 29°06’41” W 212.52’ to an iron pipe found;

12)  S 60°53’19” E 11.00’ to an iron pipe found;

13)  S 29°06’41” W 45.31’ to an iron pipe set on the aforementioned northerly right-of-way line of Sunrise Valley Drive Route 5320; thence departing said Lot Two, Presidents Park and running with said northerly right-of-way line of Sunrise Valley Drive Route 5320 the following courses and distances:

14)  319.68’ along the arc of a curve to the left, said curve having a radius of 1,207.92’, a central angle of 15°09’49”, and a chord which bears N 53°10’09” W 318.75’ to an iron pipe found;

15)  N 60°45’04” W 351.00’ to the point of beginning and containing 6.8589 acres of land, more or less.

Tax I.D. No.: 015-4-01-0022-D2

TOGETHER WITH the non-exclusive right, privilege, and easement of pedestrian and vehicular ingress and egress and parking (in parking areas only) over and across the travelways, travel lanes, trails, highway entrances and exits, sidewalks, walkways and the covered and surface parking areas as set forth in the Easement and Maintenance Agreement in Deed Book 10927 at page 1276 among the aforesaid land records.

FURTHER TOGETHER WITH the non-exclusive easement over Parcel 221 for drainage and detention of storm water runoff as set forth in Presidents Park Storm Water Management Facilities Agreement recorded in Deed Book 10339 at page 238.

Parcel II

Lot Two, Presidents Park, as shown on plat of survey attached to that certain Deed of Division and Easement recorded in Deed Book 10926 at page 361.

AND ALSO described as follows:

Beginning at an iron pipe found on the northerly right-of-way line of Sunrise Valley Drive Route 5320, said point also being a corner to Lot One, Presidents Park (recorded in Deed Book 10926 at page 361); thence departing said northerly right-of-way line of Sunrise Valley Drive Route 5320 and running with said Lot One, Presidents Park the following courses and distances:

1)  N 29°06’41” E 45.31’ to an iron pipe found;

2)  N 60°53’19” W 11.00’ to an iron pipe found;

3)  N 29°06’4” E 212.52’ to a PK nail found;

4)  N 60°53’19” W 25.27’ to a PK nail found;

5)  N 29°06’41” E 75.00’ to an iron pipe found;

6)  S 60°53’19” E 14.83’ to an iron pipe found;

7)  N 29°06’41” E 117.00’ to a nail found;

8)  S 60°53’19” E 10.00’ to a nail found;

9)  N 29°06’41” E 40.00’ to an iron pipe found on the southerly right-of-way line of Coppermine Road 665; thence departing said Lot One, Presidents Park and running with said southerly right-of-way line of Coppermine Road Route 665 the following courses and distances:

10)  S 60°53’19” E 41.46’ to an iron pipe found

11)  N 29°14’56” E 12.00’ to a PK nail found

12)  S 60°53’19” E 683.63’ to an iron pipe found being a corner to Trustees of Mt. Pleasant Baptist Church (recorded in Deed Book 676 at page 306 and Deed Book 7945 at page 323); thence departing said southerly right-of-way line of Coppermine Road Route 665 and running with said Trustees of Mt. Pleasant Baptist Church

13)  S 29°00’48” W 181.50’ to an iron pipe found being on the line of Crimson Presidents Park Multifamily Limited Partnership (recorded in Deed Book 9442 at page 1098); thence departing said Trustees of the Mt. Pleasant Baptist Church and running with said Crimson Presidents Park Multifamily Limited Partnership the following courses and distances:

14)  N 65°06’56” W 115.30’ to an iron pipe found

15)  S 65°10’14” W 533.01’ to an iron pipe found on the aforementioned northerly right-of-way line of Sunrise Valley Drive Route 5320; thence departing said Crimson Presidents Park Multifamily Limited Partnership and running with said northerly right-of-way line of Sunrise Valley Drive 5320

16)  309.96’ along the arc of a curve to the left, said curve having a radius of 1,207.92’, a central angle of 14°42’10”, and a chord which bears N 38°14’09” W 309.12’; to the point of beginning and containing 7.2151 acres of land, more or less.

Tax I.D. No.: 015-4-01-0022-D3

TOGETHER WITH the non-exclusive right, privilege, and easement of pedestrian and vehicular ingress and egress and parking (in parking areas only) over and across the travelways, travel lanes, trails, highway entrances and exits, sidewalks, walkways and the covered and surface parking areas as set forth in the Easement and Maintenance Agreement in Deed Book 10927 at page 1276 among the aforesaid land records.

FURTHER TOGETHER WITH the non-exclusive easement over Parcel 221 for drainage and detention of storm water runoff as set forth in Presidents Park Storm Water Management Facilities Agreement recorded in Deed Book 10339 at page 238.

Parcel III

All of Parcel 22A2, containing 5.09939 acres, more or less, as more or particularly shown on a plat entitled “Plat Showing Boundary Line Adjustment for Tax Assessment Parcel 15-4-((l)) Parcels 14A and 22AI” attached to a Deed of Boundary Line Adjustment recorded in Deed Book 10533 at page 97, among the Land Records of Fairfax County, Virginia.

LESS AND EXCEPT therefrom, 0.38921 acres described for public street purposes in Deed Book 10993 at page 456, among the Land Records of Fairfax County, Virginia.

AND BEING more particularly described by metes and bounds as follows:

BEGINNING for the same on the northerly right-of-way line of Sunrise Valley Drive, Route 5320, at an iron pipe found, a corner common to Presidents Park Three, Parcel 14B, Deed Book 10533 at Page 97, thence leaving said Sunrise Valley Drive and running with Parcel 14B

1)             North 30°52’27  East, 440.18 feet to a pk nail found on the southern right-of-way of Coppermine Road, Route 665, thence along said right-of-way

2)             South 60°53’19  East, 443.49 feet to an iron pipe found, a corner to Presidents Park, Lot One, Deed Book 10926 at Page 361, Deed Book 10320 at Page 1156, thence leaving said Coppermine Road and running with Lot One

3)             South 29°14’56 West, 458.17 feet to a drill hole found on the aforesaid northerly right-of-way line of Sunrise Valley Drive, thence with said right-of-way

4)             North 60°45’04 West, 324.85 feet to an iron pipe found, thence

5)             132.61 feet along the arc of a curve deflecting to the right having a radius of 510.96 feet and a long chord bearing and distance of North 53°18”59 West, 132.24 feet to the point of beginning, containing 205,176 square feet or 4.71020 acres of land, more or less.

Tax I.D. No.: 015-4-01-0022-A2

TOGETHER WITH the non-exclusive right, privilege, and easement of pedestrian and vehicular ingress and egress and parking (in parking areas only) over and across the travelways, travel lanes, trails, highway entrances and exits, sidewalks, walkways and the covered and surface parking areas as set forth in the Easement and Maintenance Agreement in Deed Book 10927 at page 1276 among the aforesaid land records.

FURTHER TOGETHER WITH the non-exclusive easement over Parcel 221 for drainage and detention of storm water runoff as set forth in Presidents Park Storm Water Management Facilities Agreement recorded in Deed Book 10339 at page 238.

Schedule B

Exception Report

1.                                       The matters (which Borrower reserves the right to dispute) set forth in the Tenant Estoppel Certificate, dated as of November 23, 2004, executed by Washington Gas Energy Services, Inc.

B-1

Schedule C

Future TI/LC Advance Thresholds

Vacant Space	Square Feet	TI/LC (PSF) Threshold Amount
Building 1 (Suite 130)	22,628	$50.00

Building 1 (Floors 2 – 4)	142,562	$27.50

Building 2	154,569	$50.00

Building 3 (Suite 110)	14,573	$50.00

C-1

SCHEDULE D

List of RKB Subsidiary Loan Documents

A.                                   Loan relating to Republic CP IV LLC and RKB CP IV LLC:

The following is a list of loan documents in connection with Republic CP IV LLC, predecessor by merger of RKB CP IV LLC:

1.                                       Promissory Note, dated April 4, 2001, by REPUBLIC CP IV LLC to PNC BANK, NATIONAL ASSOCIATION.

2.                                       Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated April 4, 2001, by REPUBLIC CP IV LLC for the benefit of PNC BANK, NATIONAL ASSOCIATION.

3.                                       Assignment of Leases and Rents, dated April 4, 2001, by REPUBLIC CP IV LLC in favor of PNC BANK, NATIONAL ASSOCIATION.

4.                                       UCC Financing Statements.

5.                                       Environmental Indemnity Agreement, dated April 4, 2001, by REPUBLIC CP IV LLC in favor of PNC BANK, NATIONAL ASSOCIATION.

6.                                       Capital Improvement Escrow Agreement, dated April 4, 2001, between PNC BANK, NATIONAL ASSOCIATION and REPUBLIC CP IV LLC.

7.                                       Tenant Improvement and Leasing Commission Escrow Agreement, dated April 4, 2001, between PNC BANK, NATIONAL ASSOCIATION and REPUBLIC CP IV LLC.

8.                                       Security Agreement and Cash Management Agreement, dated April 4, 2001, between PNC BANK, NATIONAL ASSOCIATION and REPUBLIC CP IV LLC.

9.                                       Tenant Acknowledgement Regarding Cash Management Agreement, dated April 2, 2001, by CACI, INC.-Federal.

10.                                 Acknowledgement of Subordination of Management Agreement, dated April 4, 2001, by REPUBLIC CP IV LLC for the benefit of PNC BANK, NATIONAL ASSOCIATION.

1

11.                                 Note and Deed of Trust Assumption Agreement dated as of December 12, 2003 among WELLS FARGO BANK MINNESOTA, NA, as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CP4 (“Lender Fargo”), Republic CP IV LLC (“Original Borrower”) and RKB CP IV LLC (“Borrower”).

12.                                 First Amendment to Security Agreement and Cash Management Agreement made as of December 12, 2003 by and among Lender, Original Borrower and Borrower.

13.                                 Environmental Indemnity Agreement executed December 8, 2003 by Borrower in favor of Lender.

14.                                 Reaffirmation of Acknowledgment of Subordination of Management Agreement made as of December      , 2003 by Republic Properties Corporation in favor of Lender.

15.                                 Certificate of Independent Manager dated December 8, 2003 and delivered to Lender.

B.                                     Loan relating to RKB Corporate Oaks LLC:

1.                                       Deed of Trust, Security Agreement and Fixture Filing, dated December 12, 2003, by CORPORATE OAKS LIMITED PARTNERSHIP for the benefit of KEYBANK NATIONAL ASSOCIATION.

2.                                       Collection and Disbursement Agreement, dated December 12, 2003, by CORPORATE OAKS LIMITED PARTNERSHIP and KEYBANK NATIONAL ASSOCIATION.

3.                                       Assignment of Loan Documents, dated December 12, 2003, by KEYBANK NATIONAL ASSOCIATION to and for the benefit of HARTFORD FIRE INSURANCE COMPANY, and with the consent of CORPORATE OAKS LIMITED PARTNERSHIP.

4.                                       Assignment of Leases and Rents, dated December 12, 2003, by CORPORATE OAKS LIMITED PARTNERSHIP and KEYBANK NATIONAL ASSOCIATION.

5.                                       Consent and Assumption Agreement with Release, dated August 20, 2004, by HARTFORD FIRE INSURANCE COMPANY, RKB CORPORATE OAKS LLC, RKB WASHINGTON PROPERTY FUND I L.P., CORPORATE OAKS LIMITED PARTNERSHIP, and NV COMMERCIAL INCORPORATED.

2

C.                                     Loan Relating to RKB Pender LLC:

1.                                       Fixed Rate Note, dated September 23, 2002, by RKB PENDER LLC to JPMORGAN CHASE BANK.

2.                                       Deed of Trust and Security Agreement, dated September 23, 2002, by RKB PENDER LLC for the benefit of JPMORGAN CHASE BANK.

3.                                       Assignment of Leases and Rents, dated September 23, 2002, by RKB PENDER LLC to JPMORGAN CHASE BANK.

4.                                       UCC Financing Statements (Fairfax County, Virginia and Delaware Secretary of State).

5.                                       Guaranty, dated September 23, 2002, by REPUBLIC PROPERTIES CORPORATION for the benefit of JPMORGAN CHASE BANK.

6.                                       Environmental Indemnity Agreement, dated September 23, 2002, by RKB PENDER LLC in favor of JPMORGAN CHASE BANK.

7.                                       Closing Certificate, dated September 23, 2002, by RKB PENDER LLC to and for the benefit of JPMORGAN CHASE BANK.

8.                                       Disbursement and Receipt Certification, dated September 23, 2002, by RKB PENDER LLC.

9.                                       Acknowledgement of Property Manager, dated September 23, 2002, by REPUBLIC PROPERTIES CORPORATION to JPMORGAN CHASE BANK.

10.                                 Escrow Agreement for Reserved and Impounds, dated September 23, 2002, by and between RKB PENDER LLC to JPMORGAN CHASE BANK.

11.                                 Cash Management Account Agreement, dated September 23, 2002, among RKB PENDER LLC, JPMORGAN CHASE BANK, and REPUBLIC PROPERTIES CORPORATION.

12.                                 Clearing Account Agreement, dated September 23, 2002, by and among SUNTRUST BANK, RKB PENDER LLC, REPUBLIC PROPERTIES CORPORATION, and JPMORGAN CHASE BANK.

13.                                 Loans to One Borrower Certificate, dated September 23, 2002, by RKB PENDER LLC.

3

14.                                 Notice Letter regarding future rental payments due under the lease, dated September 23, 2002, by RKB PENDER LLC.

15.                                 Escrow Agreement and Closing Instructions, dated September 23, 2002, by JPMORGAN CHASE BANK, TRI-STATE COMMERCIAL CLOSINGS, INC., and RKB PENDER LLC.

16.                                 Undelivered Items Letter, dated September 23, 2002, by RKB PENDER LLC to JPMORGAN CHASE BANK.

D.                                    Loan relating to RKB Lakeside LLC:

1.                                       Deed of Trust Note, dated May 13, 2003, by RKB LAKESIDE LLC to ARCHON FINANCIAL, L.P.

2.                                       Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated May 13, 2003, by RKB LAKESIDE LLC for the benefit of ARCHON FINANCIAL, L.P.

3.                                       Assignment of Leases and Rents, dated May 13, 2003, by RKB LAKESIDE LLC to ARCHON FINANCIAL, L.P.

4.                                       Environmental and Hazardous Substance Indemnification Agreement, dated May 13, 2003, by RKB LAKESIDE LLC to and for the benefit of ARCHON FINANCIAL, L.P.

5.                                       UCC Financing Statements (Fairfax County, Virginia and Delaware Secretary of State).

6.                                       Guaranty, dated May 13, 2003, by RKB WASHINGTON PROPERTY FUND I L.P. for the benefit of ARCHON FINANCIAL, L.P.

7.                                       Loans to One Borrower Certificate, dated May 13, 2003, by RKB LAKESIDE LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

8.                                       Certificate (Rent Roll), dated May 13, 2003, by RKB LAKESIDE LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

9.                                       Certificate (Operating Statements), dated May 13, 2003, by RKB LAKESIDE LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

10.                                 Certificate (Licenses, Permits, Consents and Approvals), dated May 13, 2003, by RKB LAKESIDE LLC to ARCHON FINANCIAL, L.P.

4

11.                                 Certificate (Acquisition) by RKB LAKESIDE LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

12.                                 Disbursements Authorization by ARCHON FINANCIAL, L.P. and RKB LAKESIDE LLC.

13.                                 Certificate of Title, dated May 13, 2003, by RKB LAKESIDE LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

14.                                 Manager’s Consent and Subordination of Management Agreement, dated May 13, 2003, by REPUBLIC PROPERTIES CORPORATION and RKB LAKESIDE LLC.

15.                                 Borrowing Entity Structure, dated April 24, 2003, by RKB LAKESIDE LLC.

E.                                      Loan relating to RKB Willowwood LLC:

1.                                       Deed of Trust Note, dated June 13, 2003, by RKB WILLOWWOOD LLC to ARCHON FINANCIAL, L.P.

2.                                       Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated June 13, 2003, by RKB WILLOWWOOD LLC for the benefit of ARCHON FINANCIAL, L.P.

3.                                       Assignment of Leases and Rents, dated June 13, 2003, by RKB WILLOWWOOD LLC to ARCHON FINANCIAL, L.P.

4.                                       Environmental and Hazardous Substance Indemnification Agreement, dated June 13, 2003, by RKB WILLOWWOOD LLC to and for the benefit of ARCHON FINANCIAL, L.P.

5.                                       UCC Financing Statements (Fairfax County, Virginia and Delaware Secretary of State).

6.                                       Guaranty, dated June 13, 2003, by RKB WASHINGTON PROPERTY FUND I L.P. for the benefit of ARCHON FINANCIAL, L.P.

7.                                       Loans to One Borrower Certificate, dated June 13, 2003, by RKB WILLOWWOOD LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

8.                                       Certificate (Rent Roll), dated June 13, 2003, by RKB WILLOWWOOD LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

5

9.                                       Certificate (Operating Statements), dated June 13, 2003, by RKB WILLOWWOOD LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

10.                                 Certificate (Licenses, Permits, Consents and Approvals), dated June 13, 2003, by RKB WILLOWWOOD LLC to ARCHON FINANCIAL, L.P.

11.                                 Certificate (Acquisition) by RKB WILLOWWOOD LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

12.                                 Disbursements Authorization by ARCHON FINANCIAL, L.P. and RKB WILLOWWOOD LLC.

13.                                 Certificate of Title, dated June 13, 2003, by RKB WILLOWWOOD LLC and RKB WASHINGTON PROPERTY FUND I L.P. to ARCHON FINANCIAL, L.P.

14.                                 Capital Improvements Agreement, dated June 13, 2003, by RKB WILLOWWOOD LLC and ARCHON FINANCIAL, L.P.

15.                                 Manager’s Consent and Subordination of Management Agreement, dated June 13, 2003, by REPUBLIC PROPERTIES CORPORATION and RKB WILLOWWOOD LLC.

16.                                 Borrowing Entity Structure, dated April 24, 2003, by RKB WILLOWWOOD LLC.

17.                                 Property Manager’s Certificate, dated June 13, 2003, by REPUBLIC PROPERTIES CORPORATION to ARCHON FINANCIAL, L.P.

F.                                      Loan relating to RKB Dulles Tech LLC:

1.                                       Loan Agreement, dated January 26, 2004, between RKB DULLES TECH LLC and ARCHON FINANCIAL, L.P.

2.                                       Promissory Note, dated January 26, 2004, by RKB DULLES TECH LLC to ARCHON FINANCIAL, L.P.

3.                                       Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated January 26, 2004, by RKB DULLES TECH LLC for the benefit of ARCHON FINANCIAL, L.P.

4.                                       Assignment of Rents and Leases, dated January 26, 2004, by RKB DULLES TECH LLC to ARCHON FINANCIAL, L.P.

6

5.                                       Environmental Indemnity Agreement, dated January 26, 2004, by RKB DULLES TECH LLC and RKB WASHINGTON PROPERTY FUND I L.P. in favor of ARCHON FINANCIAL, L.P.

6.                                       UCC Financing Statements (Fairfax County, Virginia and Delaware Secretary of State).

7.                                       Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, dated January 26, 2004, by RKB DULLES TECH LLC to ARCHON FINANCIAL, L.P.

8.                                       Collateral Assignment of Interest Rate Cap Agreement, dated January 26, 2004, by RKB DULLES TECH LLC for the benefit of ARCHON FINANCIAL, L.P.

9.                                       Mortgage Loan Cooperation Agreement, dated January 26, 2004, by RKB DULLES TECH LLC and RKB WASHINGTON PROPERTY FUND I L.P. in favor of ARCHON FINANCIAL, L.P.

10.                                 Manager’s Litigation Certificates, dated January 26, 2004, by Mark R. Keller, Steven A. Grigg, David L. Peter, and Richard L. Kramer.

11.                                 Guarantor’s Litigation Certificate, dated January 26, 2004, by RKB WASHINGTON PROPERTY FUND I L.P.

12.                                 Exit Fee Letter Agreement, dated January 26, 2004, by ARCHON FINANCIAL, L.P. and RKB DULLES TECH LLC.

13.                                 Cash Management Agreement, dated January 26, 2004, between SUNTRUST BANK, RKB DULLES TECH LLC, and ARCHON FINANCIAL, L.P.

14.                                 Disbursements Authorization by RKB DULLES TECH LLC.

15.                                 Consent and Agreement of Manager and Subordination of Management Agreement, dated January 26, 2004, by REPUBLIC PROPERTIES CORPORATION and RKB DULLES TECH LLC for the benefit of ARCHON FINANCIAL, L.P.

16.                                 Borrowing Entity Structure by RKB DULLES TECH LLC.

17.                                 Property Manager’s Certificate, dated December 2003, by REPUBLIC PROPERTIES CORPORATION to ARCHON FINANCIAL, L.P.

7

Schedule E

Rent Roll

Database :	TIC_PROD				Rent Roll							Page:	1
Bldg Status:	Active only				PRESIDENTS PARK I							Date:	12/17/2004
PRESIDENTS PARK I					12/17/2004							Time:	03:38 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Vacant Suites

PRPX01-110	Vacant			22,528

PRPK01-200	Vacant			52,429

PRPK01-300	Vacant			52,429

PRPK01-400	Vacant			37,104

Occupied Suites

PRPK01-100A1	Southbanc	9/22/2003	9/15/2008	14,853	26,995.75	21.81	2,231.21			OFC	9/1/2005	27,670.65
										OFC	9/1/2006	28,352.41
										OFC	9/1/2007	29,071.47

	Additional Space PRPK01-100A2	1/16/2004	9/15/2008	2,441	4,394.66	21.50	367.00			OFC	9/1/2005	4,504.52
										OFC	9/1/2006	4,617.14
										OFC	9/1/2007	4,732.57

			Total	17,294	31,390.41		2,598.21		0.00
PRPK01-101	Sizzling Express V	9/1/1999	6/30/2009	3,000
										OFC	9/1/2005	3,753.88
										OFC	9/1/2006	3,828.96
										OFC	9/1/2007	3,906.54
										OFC	9/1/2008	3,983.65

PRPK01-450	Above Net Communications	12/10/2003	3/31/2011	11,186	21439.83	23.00				OFC	9/1/2005	0.00
										OFC	9/1/2005	22,083.00
										OFC	9/1/2006	22,744.87
										OFC	9/1/2007	23,425.35
										OFC	9/1/2008	24,124.47
										OFC	9/1/2009	24,851.56
										OFC	9/1/2010	0.00
										OFC	9/1/2010	25,597.30

	Additional Space PRPK01-450B	4/1/2004	3/31/2011	4,139	7,933.08	23.00				OFC	9/1/2005	0.00
										OFC	9/1/2005	8,171.08
										OFC	9/1/2006	8,415.97
										OFC	9/1/2007	8,667.76
										OFC	9/1/2008	8,925.44
										OFC	9/1/2009	9,195.48
										OFC	9/1/2010	0.00
										OFC	9/1/2010	9,471.41

			Total	15,325	29,372.91		0.00		0.00

PRPK01-MGT	Management Office		5/1/2002	4/30/2027	322

Database :	TIC_PROD				Rent Roll							Page:	2
Bldg Status:	Active only				PRESIDENTS PARK I							Date:	12/17/2004
PRESIDENTS PARK I					12/17/2004							Time:	03:38 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Totals:	Occupied Sqft:	17.92%	6 Units	35,941	60,763.32		2,598.21		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	82.08%	4 Units	164,590
	Total Sqft:		10 Units	200,531	60,763.32

Total PRESIDENTS PARK I:
	Occupied Sqft:	17.92%	6 Units	35,941	60,763.32		2,598.21		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	82.08%	4 Units	164,590
	Total Sqft:		10 Units	200,531	60,763.32

Grand Total:
	Occupied Sqft:	17.92%	6 Units	35,941	60,763.32		2,598.21		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	82.08%	4 Units	164,590
	Total Sqft:		10 Units	200,531	60,763.32

Database :	TIC_PROD				Rent Roll							Page:	1
Bldg Status:	Active only				PRESIDENTS PARK II							Date:	12/17/2004
PRESIDENTS PARK III					12/17/2004							Time:	03:43 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Vacant Suites

PRPK02-00150	Vacant			18,984

PRPK02-00250	Vacant			30,702

PRPK02-00300	Vacant			52,452

PRPK02-00400	Vacant			52,431

Occupied Suites

PRPK02-00100	IDIRECT, INC.	9/1/2004	8/31/2014	24,192						OFC	4/1/2005	43,344.00
										OFC	9/1/2005	44,432.64
										OFC	9/1/2006	45,541.44
										OFC	9/1/2007	46,670.40
										OFC	9/1/2008	47,839.68
										OFC	9/1/2009	49,029.12
										OFC	9/1/2010	50,258.88
										OFC	9/1/2011	51,508.80
										OFC	9/1/2012	52,799.04
										OFC	9/1/2013	54,109.44

PRPK02-00200	Washington Gas Energy Svcs	11/1/2000	2/28/2009	21,750	57,436.46	31.69				OFC	3/1/2005	59,159.56
										OFC	3/1/2006	60,934.34
										OFC	3/1/2007	62,762.37
										OFC	3/1/2008	64,645.25

PRPK02-ROOF	Former Tenant	5/6/2002	12/31/2002	0

PRPK02-ROOF1	APC Realty & Equip (Sprint)	11/25/2001	11/24/2006	0					1,650.00	ANT	11/1/2006	1,320.00

PRPK02-ROOF2	Omnipoint (Voice Stream)	10/15/2002	10/14/2007	0					1,485.26	ANF	10/15/2005	-428.00
										ANF	10/15/2006	-441.00
										ANT	10/15/2005	1,529.82
										ANT	10/15/2006	1,575.71

Totals:	Occupied Sqft:	22.91%	2 Units	45,942	57,436.46		0.00		3,135.26
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	77.09%	4 Units	154,569
	Total sqft:		6 Units	200,511	57,436.46

Total PRESIDENTS PARK II:
	Occupied Sqft:	22.91%	2 Units	45,942	57,436.46		0.00		3,135.26
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	77.09%	4 Units	154,569
	Total Sqft:		6 Units	200,511	57,436.46

Database :	TIC_PROD				Rent Roll							Page:	2
Bldg Status:	Active only				PRESIDENTS PARK II							Date:	12/17/2004
PRESIDENTS PARK II					12/17/2004							Time:	03:43 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Grant Total:
	Occupied Sqft:	22.91%	2 Units	45,942	57,436.46		0.00		3,135.26
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	77.09%	4 Units	154,568
	Total Sqft:		6 Units	200,511	57,436.46

Database :	TIC_PROD				Rent Roll							Page:	3
Bldg Status:	Active only				PRESIDENTS PARK III							Date:	12/20/2004
PRESIDENTS PARK III					12/17/2004							Time:	07:17 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Vacant Suites

PRPK03-00102	Vacant			14,573

Occupied Suites

PRPK03-00100	BAE Sys Information Technology	11/1/2001	10/31/2011	17,453	245,113,38	20.62	85,740.48			OFC	11/1/2005	252,483.42
										OFC	11/1/2006	260,091.21
										OFC	11/1/2007	267.936.74
										OFC	11/1/2008	276,020.01
										OFC	11/1/2009	284,341.03
										OFC	11/1/2010	292,899.79

	Additional Space PRPK03-00300	11/1/2001	10/31/2011	41,731
	Additional Space PRPK03-00400	11/1/2001	10/31/2011	41,731
	Additional Space PRPK03-00500	11/1/2001	10/31/2011	41,731
			Total	142,646	245,113,38		85,740.48		0.00

PRPK03-00100	Sizzling Express	11/1/2001	10/31/2011	2,000

PRPK03-00200	Boeing Service Company	11/1/2003	10/31/2010	21,783	39,581.53	21.81				OFC	11/1/2005	40,709.95
										OFC	11/1/2006	41,869.41
										OFC	11/1/2007	43,060.76
										OFC	11/1/2008	44,284.86
										OFC	11/1/2009	45,542.63

	Additional Space PRPK03-00201	7/1/2004	10/31/2010	19,133						OFC	1/1/2005	34,766.26
										OFC	11/1/2005	35,757.40
										OFC	11/1/2006	36,775.81
										OFC	11/1/2007	37,822.22
										OFC	11/1/2008	38,987.41
										OFC	11/1/2009	40,002.17
			Total	40,916	39,581.53		0.00		0.00

PRPK03-COMM1 XO Virginia Inc.		5/6/2002	6/11/2006	0					530.60	ANT	10/1/2005	541.21

Totals:	Occupied Sqft:	92.72%	7 Units	185,562	284,694.91		85,740.48		530.60
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	7.28%	1 Units	14,573
	Total Sqft:		8 Units	200,135	284,694.91

Total PRESIDENTS PARK III:
	Occupied Sqft:	92.72%	7 Units	185,562	284,694.91		85,740.48		530.60
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	7.28%	1 Units	14,573
	Total Sqft:		8 Units	200,135	284,694.91

Database :	TIC_PROD				Rent Roll							Page:	2
Bldg Status:	Active only				PRESIDENTS PARK III							Date:	12/17/2004
PRESIDENTS PARK III					12/17/2004							Time:	03:43 PM

				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF

Grant Total:
	Occupied Sqft:	92.72%	7 Units	185,562	284,694.91		85,740.48		530.60
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	7.28%	1 Units	14,573
	Total Sqft:		8 Units	200,135	284,694.91